Semi
Annual

                                            October 31, 1997
Report

Franklin Strategic Series

  Franklin California Growth Fund
  Franklin Global Utilities Fund
  Franklin Small Cap Growth Fund
  Franklin Natural Resources Fund
  Franklin Blue Chip Fund
  Franklin MidCap Growth Fund
  Franklin Global Health Care Fund
  Franklin Biotechnology Discovery Fund
  Franklin Strategic Income Fund


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.




GRAPHIC PICTURE OMITTED




Rupert H. Johnson, Jr.
President
Franklin Strategic Series




CONTENTS

Shareholder Letter                      1

Fund Reports
 Franklin California
 Growth Fund                            3
 Franklin Global
 Utilities Fund                        10
 Franklin Small Cap
 Growth Fund                           17
 Franklin Natural
 Resources Fund                        25
 Franklin Blue Chip Fund               31
 Franklin MidCap
 Growth Fund                           35
 Franklin Global
 Health Care Fund                      40
 Franklin Biotechnology
 Discovery Fund                        46
 Franklin Strategic
 Income Fund                           50

Financial Highlights &
Statement of Investments               57

Financial Statements                  110

Notes to
Financial Statements                  124



SHAREHOLDER LETTER



                                                              October 31, 1997

Dear Shareholder:

We are pleased to bring you this semi-annual report for the Franklin Strategic Series, which covers the period ended October 31, 1997.

If one word could be used to describe financial markets during the six months under review, that word would probably be "volatile." On April 30, 1997 the Dow Jones(R) Industrial Average (the Dow) closed at 7008.99. By July, it had pushed through the 8000-point mark for the first time. Knowing that no securities market can advance forever without a correction, many investors were asking, "When will this market experience one?" The answer came on October 27th, when, fueled by concerns about currency crises in Southeast Asia, the Dow dropped 7.18%. But the next day, the Dow surged 4.7%, gaining back almost half of its losses. At the close of the reporting period on October 31, it stood at 7442.08 -- 6.18% higher than its level six months earlier.

While seesawing such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have historically delivered impressive results. For this reason, we encourage you to speak to your investment representative about your financial goals, stay focused on the long term, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

"Regardless of the market's future direction, Franklin Templeton's disciplined investment strategy remains the same."

Regardless of the market's future direction, Franklin Templeton's disciplined investment strategy remains the same: all of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we thank you for your support, welcome your questions, and look forward to serving you in the years to come.

Sincerely,



Rupert H. Johnson, Jr.
President
Franklin Strategic Series



FRANKLIN CALIFORNIA GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.
--------------------------------------------------------------------------------

During the six months ended October 31, 1997, U.S. gross domestic product (GDP) grew at an annualized rate of about 3.3%, employment rose, and inflation increased only 1.6%.1 California's economy also grew at a strong pace. Approximately 200,000 jobs were created, the state's unemployment rate declined and personal income grew at an annual rate of approximately 7%. While not all investment opportunities are necessarily tied to the fluctuations of California's economy, it was within this environment that Franklin California Growth Fund - Class I provided a +23.01% six-month cumulative total return, as shown in the Performance Summary on page 7, significantly outperforming the Standard & Poor's 500(R) Stock Index (S&P 500(R)), which posted a +15.15% total return during the same period.




1. Source: U.S. Dept. of Commerce report dated November 26, 1997 for the periods April-June and July-September 1997. Percent increases are annual rates.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Contributing to the fund's strong performance was the rise in value of small- and mid-capitalization securities. Some of these stocks, which form a significant portion of the fund's assets, increased more than 80% between April 30 and October 31, 1997. For example, Access Health Inc., a health management services provider, rose 144%, and Mercury Interactive, which markets quality assurance tools for software producers, increased 84%. The fund also benefited from its holdings in retailer Cost Plus (+64%), Silicon Valley Bancshares (+56%), and toy manufacturer Mattel (+40%), to name a few.2

A large number of mergers and acquisitions also helped the fund. Three holdings were acquired at prices significantly higher than their market value prior to acquisition. Specifically, Texaco purchased Monterey Resources, an independent oil and gas company, at about a 30% premium; Northrup Grumman (later acquired by Lockheed Martin) acquired the defense technology company Logicon; and Harbinger bought out Premenos Technology just before the end of the period.

As always, there were a few laggards in the portfolio. Computer equipment companies Komag and Xilinx, as well as the biotechnology company Amgen, experienced significant declines. However, in our opinion, all three companies have strong intermediate-term growth prospects and the recent volatility associated with these shares presented a buying opportunity.




2. All percent increases represent total returns between April 30, 1997, and October 31, 1997, and include reinvested dividends.


Looking forward, October's turmoil in Asian stock and currency markets may temporarily reduce this region's demand for California high-technology products. However, we expect much of this impact to be concentrated in the electronic technology sector, especially semiconductor equipment companies, and the overall effect on California businesses should be relatively minor, particularly when viewed with a long-term perspective. In fact, during the next several months, California's gross state product (the total value of goods and services produced in the state) should exceed $1 trillion for the first time, while per capita income growth is forecast to rise approximately 8.0% over 1998.

As we continue to scan the investment horizon for opportunities, we find no shortage of potential investments for the Franklin California Growth Fund. According to Fortune magazine, 25 of the 100 fastest growing companies in the U.S. were headquartered in California.3 California is fertile soil indeed for investment opportunity, and we shall continue to utilize the many resources at our command as we seek to take advantage of this fact.




3. September 19, 1997 issue.


Franklin California
Growth Fund
Top 10 Holdings on 10/31/97

Company                          % of Total
INDUSTRY                         Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc                 2.1%
ELECTRONIC TECHNOLOGY

Electronic Arts, Inc.              1.9%
TECHNOLOGY SERVICES

Mattel, Inc.                       1.8%
CONSUMER DURABLES

Hilton Hotels Corp.                1.8%
CONSUMER SERVICES

Oracle Corp.                       1.8%
TECHNOLOGY SERVICES

BankAmerica Corp.                  1.8%
FINANCE

Atlantic Richfield Co. (ARCO)      1.8%
ENERGY/MINERALS

Synopsys, Inc.                     1.8%
TECHNOLOGY SERVICES

Autodesk, Inc.                     1.7%
TECHNOLOGY SERVICES

Remedy Corp.                       1.7%
TECHNOLOGY SERVICES


For a detailed listing of portfolio holdings, please see page 67 of this report.


It should be remembered, of course, that there are risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be different at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Thank you for your participation in the Franklin California Growth Fund. We welcome any comments or suggestions you may have.

Sincerely,



Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund



PERFORMANCE SUMMARY

Class I

Franklin California Growth Fund - Class I provided a +23.01% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

During the reporting period, shareholders received 7.4 cents ($0.074) per share in income dividends. As measured by net asset value, the price of the fund's shares increased by $4.37, from $19.35 on April 30, 1997, to $23.72 on October 31, 1997. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin California Growth Fund - Class I
Periods ended 10/31/97

                                                              Since
                                    One-       Five-         Inception
                                    Year       Year         (10/30/91)
--------------------------------------------------------------------------------

Cumulative Total Return1            25.40%    241.30%         233.83%

Average Annual Total Return2        19.64%     26.67%          21.30%

Value of $10,000 Investment3       $11,964    $32,607         $31,882

                         10/31/93   10/31/94    10/31/95    10/31/96    10/31/97
--------------------------------------------------------------------------------
One-Year Total Return4    25.63%     19.75%      45.31%      24.61%      25.40%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, the fund's total returns would have been lower.


Class II

Franklin California Growth Fund - Class II provided a +22.48% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

During the reporting period, shareholders received 2.91 cents ($0.0291) per share in income dividends. As measured by net asset value, the price of the fund's shares increased by $4.30, from $19.27 on April 30, 1997, to $23.57 on October 31, 1997. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin California Growth Fund - Class II
Periods ended 10/31/97

                                                     Since
                                    One-           Inception
                                    Year            (9/3/96)
--------------------------------------------------------------------------------

Cumulative Total Return1             24.39%         33.63%

Aggregate Total Return2              22.13%         26.53%

Value of $10,000 Investment3        $12,213        $13,133

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the periods indicated and includes sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.



FRANKLIN GLOBAL UTILITIES FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.
--------------------------------------------------------------------------------

During the six months ended October 31, 1997, many U.S., Latin American, and European utility stocks rose in value, while the share prices of most Asian utilities declined. Within this environment, the Franklin Global Utilities Fund - Class I produced a +12.18% six-month cumulative total return, as discussed in the Performance Summary on page 14.

United States

Due to benign inflation and an expanding economy, stocks of many companies in economically sensitive sectors rose. Although U.S. utility stocks generally underperformed broad market indices, many appreciated in value because of lower interest rates and relatively high natural gas prices. Utility stocks also benefited from positive regulatory news concerning the telephone and electric utility industries. In September, the 8th U.S. Circuit Court of Appeals made some key decisions removing some of the uncertainty surrounding the Telecommunications Act of 1996 and more clearly defining the role of new competitors. However, their decisions are likely to be appealed to the U.S.
Supreme Court, which typically can take a few years to resolve a case. And California announced a plan to restructure the electric generation business, with a number of other states coming close to completing plans as well. These plans could help make electric utility companies more competitive, and, in some cases, also improve their balance sheets. In our opinion, complete resolution of regulatory issues should enhance the earnings of utility companies and make their stocks more attractive to investors.

Europe

During the reporting period, the economic growth of most European countries was restrained by fiscal policies designed to help them meet European Monetary Union criteria. Encouraged by the declining interest rates resulting from these requirements, investors bid up many utility stock prices. Germany, Switzerland, Finland, Italy, and Portugal were among the region's best performing utility markets, and taking advantage of this strength, we sold our shares of Italmobiliare and Electricidade de Portugal at a profit.

In our opinion, many European companies are now positioned to benefit from a large, pent-up demand for telecommunications services, and we believe that our holdings of Telefonica de Espana (Spain) and Hellenic Telecommunications Organization, SA (Greece) may experience extensive growth for several years to come.

Latin America

Solid economic growth and lower inflation contributed to an increase in infrastructure spending in Latin America during the six months under review. This bolstered the earnings outlook for utility companies across the region, and we initiated positions in Telefonica del Peru, SA, and Companhia Paranaense de Energia-Copel, two firms that have positioned themselves to profit from rapidly growing demand for electricity in Latin America. Accelerating privatization and regulatory reform in telecommunications and electric utilities in Brazil also created promising investment opportunities, and we purchased shares of Telecomunicacoes Brasileiras, SA, Brazil's largest telecommunications provider.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Global Utilities Fund
Top 10 Holdings
10/31/97

Company                               % of Total
INDUSTRY, COUNTRY                     Net Assets
------------------------------------------------------------------------------

Duke Energy Corp.                       3.8%
Electric & Gas Utilities,
United States

ICG Communications, Inc.                3.7%
Telecommunications Services,
United States

Hellenic Telecommunications
Organization, SA                        2.8%
Telecommunications Services, Greece

AES Corp.                               2.8%
Electric & Gas Utilities,
United States

SBC Communications, Inc.                2.7%
Telecommunications Services,
United States

Airtouch Communications, Inc.           2.6%
Telecommunications Services,
United States

Espoon Sahko Oy, 144A                   2.6%
Electric & Gas Utilities,
United States

Portugal Telecom, SA                    2.5%
Telecommunications Services,
Portugal

Enron Corp.                             2.4%
Electric & Gas Utilities,
United States

National Fuel Gas Co.                   2.4%
Electric & Gas Utilities,
United States


For a detailed listing of portfolio holdings, please see page 78 of this report.


Asia

We maintained a low weighting in Asia because we felt that most utility stock valuations there were too high. Because of currency turmoil this past summer in Southeast Asia, we are unlikely to increase our Asian position substantially in the near future. However, we do not believe that this turmoil is the end of the "Asian growth miracle." In our opinion, the area's long-term economic growth rate is likely to be much higher than that of most developed and emerging markets. Even though some Asian countries have been hurt by recession and currency devaluation, the economies of China, Hong Kong and India could still grow strongly over the next few years. Many of our Asian holdings are in these countries.

Looking forward, we are optimistic about prospects for utility companies worldwide. They provide services that are an essential part of peoples' lives, and we believe that their stocks play an important role in a well-diversified investment portfolio. In the U.S., many high-quality utility companies with aggressive, entrepreneurial management have the potential to expand their operations and generate strong earnings growth. Latin American utilities markets could continue to grow rapidly due to accelerating privatization and regulatory changes in the near future. And European utility companies may improve earnings by containing costs, narrowing their focus on core business, and utilizing their balance sheets more effectively.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

Please remember that this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,



Sally E. Haff
Portfolio Manager
Franklin Global Utilities Fund



"Utility  companies  provide  services  that are an  essential  part of peoples'
lives,   and  we  believe  that  their  stocks  play  an  important  role  in  a well-diversified investment portfolio."



PERFORMANCE SUMMARY

Class I

Franklin Global Utilities Fund - Class I produced a +12.18% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's shares, as measured by net asset value, increased $1.53, from $14.46 on April 30, 1997, to $15.99 on October 31, 1997. During
this time, shareholders received 22.9 cents ($0.229) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Global Utilities Fund - Class I

Periods ended 10/31/97

                                                                         Since
                                     One-       Three-       Five-     Inception
                                     Year        Year        Year      (7/2/92)
--------------------------------------------------------------------------------

Cumulative Total Return1             18.98%      57.86%     109.04%    111.34%

Average Annual Total Return2         13.59%      14.67%      14.82%     14.08%

Value of $10,000 Investment3        $11,359     $15,077     $19,956    $20,185


                            10/31/93   10/31/94   10/31/95   10/31/96   10/31/97
--------------------------------------------------------------------------------

One-Year Total Return4       34.12%      -1.27%    12.29%     18.16%     18.98%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased the fund's total returns.


Class II

Franklin Global Utilities Fund - Class II produced a +11.84% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the fund's shares, as measured by net asset value, increased $1.52, from $14.37 on April 30, 1997, to $15.89 on October 31, 1997. During
this time, shareholders received 18.06 cents ($0.1806) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Global Utilities Fund - Class II
Periods ended 10/31/97

                                                           Since
                                          One-           Inception
                                          Year           (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return1                  18.15%          54.29%

Average Annual Total Return2              15.98%          18.46%

Value of $10,000 Investment3             $11,598         $15,278


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.



FRANKLIN SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.
--------------------------------------------------------------------------------

Despite severe volatility late in the period, the six months ended October 31, 1997 proved to be a fruitful time for many investors in small-cap companies. Stocks of these companies performed particularly well as investor sentiment shifted from larger-cap multinational companies whose earnings were pressured by weak overseas currencies. On the other hand, earnings of small-cap companies without overseas exposure were supported by the strong U.S. economy. Within this environment, the Franklin Small Cap Growth Fund - Class I delivered a +31.28% six-month cumulative total return, as discussed in the Performance Summary on page 21, outperforming major domestic indices including the Standard & Poor's(R) 500 Stock Index and Dow Jones(R) Industrial Average, which delivered total returns of +15.15% and +7.16%, respectively, for the same period. The fund also outperformed its benchmark index, the Russell 2500 Index(R), which produced a 24.15% total return for the six months under review.*




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




In our search for small-capitalization companies that were well-positioned for rapid growth of revenues, earnings, or cash flow, we focused on those with competitive advantages such as a proprietary product or unique marketing niche. Despite the strength of the stock market, we found no shortage of attractively priced growth companies. The expanding U.S. economy provided a healthy environment for smaller companies to develop, and our research led us to invest in a number of industries.

During the reporting period, companies in the oil and gas service sector performed well. Increased drilling activity and related spending on drilling rig equipment led to higher profits and a higher share price for Varco International, Inc., the fund's largest holding on October 31, 1997.




*Indices are unmanaged, and price appreciation includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.
The  Russell   2500  is  an  index  of  2,500   companies   with  small   market
capitalizations.


In the full-service lodging sector, a healthy U.S. economy spurred demand for hotel rooms. However, because it is cheaper to buy hotels than to build them, growth in room supply did not keep up with this demand. Consequently, room rates rose substantially in most urban markets. Such increases can dramatically impact profitability, as there is no associated cost to the hotel owner. During the period, we initiated a position in Innkeepers USA Trust, a Real Estate Investment Trust that owns several all-suite hotels, and added to our position in CapStar Hotel Co., an owner and operator of full-service hotels under brand names such as Hilton, Sheraton, Marriott and Westin.

Believing that new developments in technology will lead to significant growth for market leaders well into the next century, we established several new positions in the software sector, including Electronic Arts, Inc. and Check Point Software Technologies Ltd. Our weighting in the semiconductor sector declined during the period, as lofty stock valuations prevented us from finding equities that we considered undervalued. However, we believe that many semiconductor companies will profit from higher demand for their products in the future.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Small Cap
Growth Fund
Top 10 Holdings
10/31/97

Company                          % of Total
INDUSTRY                         Net Assets
--------------------------------------------------------------------------------

Varco International, Inc.          2.1%
ENERGY/MINERALS

Komag, Inc.                        1.4%
ELECTRONIC TECHNOLOGY

Affiliated Computer
Services, Inc.                     1.3%
TECHNOLOGY SERVICES

Synopsys, Inc.                     1.2%
TECHNOLOGY SERVICES

Integrated Systems, Inc.           1.2%
TECHNOLOGY SERVICES

Barrett Resources Corp.            1.2%
ENERGY/MINERALS

Paging Network, Inc.               1.2%
UTILITIES AND COMMUNICATION

CapStar Hotel Co.                  1.2%
CONSUMER SERVICES

Norrell Corp.                      1.2%
COMMERCIAL SERVICES

Expeditors International
of  Washington, Inc.               1.1%
TRANSPORTATION


For a complete list of portfolio holdings, please see page 95 of this report.


Looking forward, we remain optimistic about prospects for the fund. In our opinion, small-cap stocks are attractively valued relative to the overall market, and we believe the growing U.S. economy and apparent lack of inflationary pressure should create an environment conducive to the prosperity of smaller capitalization companies. Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

Please remember that this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,



Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund



PERFORMANCE SUMMARY

Class I

Franklin Small Cap Growth Fund - Class I produced a +31.28% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's shares, as measured by net asset value, increased $5.93, from $18.96 on April 30, 1997, to $24.89 on October 31, 1997. During
this time, shareholders received no distributions.


Franklin Small Cap Growth Fund - Class I
Periods ended 10/31/97

                                                                  Since
                                 One-      Three-     Five-      Inception
                                 Year       Year      Year       (2/14/92)
--------------------------------------------------------------------------------

Cumulative Total Return1        27.71%     114.04%    226.64%     220.76%

Average Annual Total Return2    21.90%      26.92%     25.55%      21.66%

Value of $10,000 Investment3   $12,190     $20,445    $25,128     $32,140

                            10/31/93   10/31/94   10/31/95   10/31/96   10/31/97
--------------------------------------------------------------------------------

One-Year Total Return4       31.12%     16.38%     34.31%     24.85%     27.71%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns.



Class II

Franklin Small Cap Growth Fund - Class II produced a +30.78% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the fund's shares, as measured by net asset value, increased $5.78, from $18.78 on April 30, 1997, to $24.56 on October 31, 1997. During
this time, shareholders received no distributions.


Franklin Small Cap Growth Fund - Class II
Periods ended 10/31/97

                                                           Since
                                           One-          Inception
                                           Year          (10/2/95)
--------------------------------------------------------------------------------

Cumulative Total Return1                   26.71%         52.82%

Average Annual Total Return2               24.41%         22.01%

Value of $10,000 Investment3              $12,441        $15,128


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


Advisor Class

Franklin Small Cap Growth Fund - Advisor Class produced a +31.47% cumulative total return for the six-month period ended October 31, 1997. The price of the Fund's shares, as measured by net asset value, increased $5.97, from $18.97 to $24.94 over the same period. During this time, shareholders received no distributions.


Franklin Small Cap Growth Fund - Advisor Class
Periods ended 10/31/97

                                                               Since
                                                              Inception
                                  One-    Three-    Five-    of the Fund
                                  Year*   Year*     Year*    (2/14/92)*
--------------------------------------------------------------------------------

Cumulative Total Return1         27.91%   114.47%   227.30%    221.40%

Average Annual Total Return1     27.91%    28.96%    26.76%     22.68%

Value of $10,000 Investment2    $12,791   $21,447   $32,730    $32,140

                            10/31/93   10/31/94   10/31/95   10/31/96   10/31/97
--------------------------------------------------------------------------------

One-Year Total Return*,3     31.12%     16.38%     34.31%     24.85%     27.91%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 21.78%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns.




Past performance is not predictive of future results.


FRANKLIN NATURAL RESOURCES FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------

This semi-annual report for the Franklin Natural Resources Fund covers the six months ended October 31, 1997. During the reporting period, the U.S. and many global economies experienced moderate growth and a gradual reduction in the supply of steel, chemicals, and natural gas. Although this contributed to the profitability of some companies in these industries, gold and copper prices declined. At the same time, international stock markets generally performed well but were subject to severe volatility along the way. Within this environment, the Franklin Natural Resources Fund - Class I delivered a +22.00% six-month cumulative total return, as discussed in the Performance Summary on page 28, outperforming the Standard & Poor's(R) 500 (S&P 500(R)) Stock Index, which produced a total return of +15.15% for the period.*



*The S&P 500 Stock Index consists of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation). This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Throughout the reporting period, we invested in what we believed were rapidly growing, well-managed companies with highly efficient, technologically advanced operations in the sectors shown in the chart to the left. We found most investment opportunities in the energy sector, making it our largest exposure on October 31, 1997, at 56.9% of the fund's total net assets.

Our holdings of Hugoton Energy, Varco International, Inc., and Friede Goldman International rose in value and contributed significantly to the fund's performance during the six months under review. Hugoton, an oil and gas exploration company, performed well because of its successful exploration efforts and subsequent growth in low-cost, rapid production. Varco profited from high demand for its hardware that makes oil and gas drilling rigs safer and more productive. And Friede Goldman, an oilfield services company, benefited from numerous offshore drilling projects in the Gulf of Mexico.

Several other sectors also contributed positively to the fund's performance during the period. Growing demand for steel caused our shares of Carpenter Technology Corp., a stainless steel manufacturer, to rise in value. The share prices of many titanium companies rose, benefiting our holdings of RMI Titanium Co. and Titanium Metals Corp. And our position in Champion International Corp., a paper producer, increased in value, as the forest products and paper sector strengthened as a result of shrinking inventories.

Naturally, some positions hurt the fund's performance. Our investments in the precious metals sector continued to be adversely affected by the low price of gold bullion, and some of our investments in the base metals sector performed poorly due to declining copper prices.

Looking forward, we are optimistic about prospects for natural resources companies. In our opinion, the U.S. economy may continue to grow moderately, reflecting steady demand for natural resources. While the stock market turmoil in Asia could slow the region's economic growth, consumption of natural resources should continue, as countries there become more developed. Given this environment, we anticipate a sustained level of high profitability for commodity-related industries. Of course, we do not purchase stocks based solely on the assumption that commodity prices will rise. We invest in companies we believe have the best potential in any price environment based on factors such as lower costs, rapid production growth and technological edge.

Please remember that this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,



Suzanne W. Killea
Portfolio Manager
Franklin Natural Resources Fund


Franklin Natural
Resources Fund
Top 10 Holdings
10/31/97

Company                              % of Total
INDUSTRY, COUNTRY                    Net Assets
--------------------------------------------------------------------------------

Gulf Canada Resources Ltd.              2.9%
ENERGY, CANADA

Varco International, Inc.               2.6%
ENERGY, U.S.

Barrett Resources Corp.                 2.5%
ENERGY, U.S.

Transocean Offshore, Inc.               2.4%
ENERGY, U.S.

Oryx Energy Co.                         2.0%
ENERGY, U.S.

Diamond Offshore Drilling, Inc.         2.0%
ENERGY, U.S.

Titan Exploration, Inc.                 1.9%
ENERGY, U.S.

Devon Energy Corp.                      1.9%
ENERGY, U.S.

YPF SA, ADR                             1.7%
ENERGY, ARGENTINA

Energy Ventures                         1.5%
ENERGY, U.S.


For a complete list of portfolio holdings, please see page 88 of this report.


PERFORMANCE SUMMARY

Class I

Franklin Natural Resources Fund - Class I produced a +22.00% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's shares, as measured by net asset value, increased $3.01, from $14.07 on April 30, 1997, to $17.08 on October 31, 1997. During
this time, shareholders received distributions totaling 7.6 cents ($0.076) per share in dividend income.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Natural Resources Fund - Class I
Periods ended 10/31/97

                                                              Since
                                        One-                Inception
                                        Year                (6/5/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                23.58%                79.35%

Average Annual Total Return2            18.04%                25.06%

Value of $10,000 Investment3            $11,804              $17,130


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.



Advisor Class

Franklin Natural Resources Fund - Advisor Class produced a +22.26% cumulative total return for the six-month period ended October 31, 1997. The price of the Fund's shares increased $3.02, from $14.07 to $17.09 over the same period.
During this time, shareholders received distributions totaling 9.85 cents ($0.0985) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Natural Resources Fund - Advisor Class
Periods ended 10/31/97

                                                      Since
                                                   Inception of
                                    One-             the Fund
                                    Year*           (6/5/95)*
-------------------------------------------------------------------------------

Cumulative Total Return1            23.84%           79.72%

Average Annual Total Return1        23.84%           27.58%

Value of $10,000 Investment2       $12,384           $17,972


*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 17.34%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.




Past performance is not predictive of future results.



FRANKLIN BLUE CHIP FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.
--------------------------------------------------------------------------------

During most of the six months under review, benign inflation, relatively stable interest rates, and healthy corporate earnings characterized many economies around the world, and international stock markets generally performed well. However, toward the end of the period, currency crises in many Asian countries sent global stock prices spiraling downward. Within this environment, the Franklin Blue Chip Fund delivered a +1.57% six-month cumulative total return, as discussed in the Performance Summary on page 34.

In our search for companies offering management excellence, a conservative balance sheet, and solid long-term earnings potential, we focused on leaders demonstrating sustainable competitive advantages. As a result of market volatility, the share prices of many of our holdings fell, and we sought to take advantage of this by adding to some of these positions.

Although the health care sector strengthened during the reporting period and our holdings of Novartis, AG and Eli Lilly & Co. appreciated considerably, our Johnson & Johnson shares fell in value. In an effort to take advantage of this price decline, we purchased additional shares of this firm. Johnson & Johnson remained one of our core holdings because it boasts one of the best management teams and product lines in its industry.




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




The fund's performance was also helped by the strength of the energy sector, and our shares of Total, SA and British Petroleum Co., Plc. increased in value. In our opinion, this industry continues to have growth potential due to steadily rising energy consumption around the world.

The reporting period proved to be challenging for the consumer staples sector, particularly for large, multinational companies such as Gillette Co., Procter & Gamble Co., and The Coca-Cola Co. A combination of a strong U.S. dollar and slower economic growth in developing markets put short-term pressure on the sales of many of their products. However, we are optimistic about this sector, as rising personal income should continue to fuel consumer demand worldwide.

Looking forward, we are optimistic about prospects for many economies around the world. Factors contributing to this include continued U.S. economic expansion, deregulation and restructuring in other developed countries, and above-average economic growth in developing nations. Although some Asian economies may face a long road to recovery, blue chip companies such as HSBC Holding, Plc. and Sony Corp. continue to offer attractive long-term growth potential. Of course, it is important to remember that investing in the fund involves the special risks of global, and especially emerging market, investing related to market and currency volatility, and adverse social and political developments.

Please remember that this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Blue Chip Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,



Suzanne W. Killea
Portfolio Manager
Franklin Blue Chip Fund


Franklin Blue Chip Fund
Top 10 Holdings
10/31/97

Company                               % of Total
INDUSTRY, COUNTRY                     Net Assets
--------------------------------------------------------------------------------

Novartis, AG                            1.6%
HEALTHCARE, SWITZERLAND

HSBC Holding, Plc.                      1.6%
FINANCIAL SERVICES,
UNITED KINGDOM

Johnson & Johnson                       1.6%
HEALTHCARE, U.S.

Merck & Co., Inc.                       1.5%
HEALTHCARE, U.S.

Sony Corp.                              1.5%
CONSUMER DURABLES, JAPAN

Royal Dutch Petroleum Co.               1.5%
ENERGY, U.S.

Gillette Co.                            1.4%
CONSUMER STAPLES, U.S.

Intel Corp.                             1.4%
TECHNOLOGY, U.S.

Roche Holdings, AG                      1.3%
HEALTHCARE, SWITZERLAND

Exxon Corp.                             1.3%
ENERGY, U.S.


For a complete list of portfolio holdings, please see page 61 of this report.



PERFORMANCE SUMMARY

The Franklin Blue Chip Fund produced a +1.57% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's shares, as measured by net asset value, increased $0.17, from $10.85 on April 30, 1997, to $11.02 on October 31, 1997. During
this time, shareholders received no distributions.


Franklin Blue Chip Fund
Periods ended 10/31/97

                                                    Since
                                     One-         Inception
                                     Year         (6/3/96)
------------------------------------------------------------------------------

Cumulative Total Return1             8.25%         10.75%

Average Annual Total Return2         3.31%          4.07%

Value of $10,000 Investment3        $10,331       $10,578


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.




Past performance is not predictive of future results.



FRANKLIN MIDCAP GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $200 million and $5 billion.
--------------------------------------------------------------------------------

We are pleased to bring you the semi-annual report for the Franklin MidCap Growth Fund, which covers the six months ended October 31, 1997. During this period, the U.S. economy was characterized by moderate growth, solid corporate earnings, and low unemployment. However, inflation remained subdued, and long-term interest rates, as measured by the 30-year U.S. Treasury bond yield, declined. Investors reacted favorably, and the stock market rose during most of the period, with many small and mid-capitalization equities outperforming larger capitalization stocks due to superior earnings growth. Within this environment, the Franklin MidCap Growth Fund produced a +24.14% six-month cumulative total return, as discussed in the Performance Summary on page 38, outperforming the Dow Jones(R) Industrial Average, which posted a +7.16% total return for the same period.*




*Dow  Jones  Industrial   Average's  total  return  is  calculated  by  Wilshire
Associates, Inc., and includes reinvested dividends.




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Seeking to identify midcap companies that we believed were well-positioned for rapid growth in revenues, earnings, or cash flow, we focused on leaders in growing industries with diversified product lines and sustainable competitive advantages. With many share prices reaching all-time highs during the reporting period, we were equally attentive to finding reasonable stock valuations.

On October 31, 1997, the financial sector represented a substantial portion of the fund's total net assets. During the six months under review, this segment strengthened due to a benign interest-rate environment, and we added to our holdings in Countrywide Credit Industries, Inc., a mortgage company, and initiated a position in Providian Financial Group, a provider of commercial banking and financial services. In our opinion, both firms offer significant growth potential.

We also discovered attractive investment opportunities in the gaming and lodging sector, where demand for facilities continued to exceed supply. For example, we added to our holdings of Host Marriott Corp. and Prime Hospitality Corp., two hotel operators profiting from higher occupancy and room rate increases.

Searching for bargain equities outside of traditional growth sectors, we purchased shares of Arden Realty, Inc., which owns suburban office buildings in Southern California. We made additional investments in the paging and cellular segments of the global telecommunications sector, establishing positions in Paging Network, Inc., a wireless messaging services company, and Millicom International Cellular, SA, a leading provider of international cellular telephone service.

Looking forward, we remain optimistic about opportunities for midcap growth companies. In our opinion, they offer the best features of small- and large-capitalization stocks. Such firms tend to be more established and stable than smaller ones, but unlike large-capitalization companies, which can offer greater stability, they generally are still growing rapidly. Of course, there are risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies that have less-certain growth prospects and greater sensitivity to changing economic conditions. These and other risks are further discussed in the prospectus.

Please remember that this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,



Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund


Franklin MidCap
Growth Fund
Top 10 Holdings
10/31/97

Company                          % of Total
INDUSTRY                         Net Assets
--------------------------------------------------------------------------------

Varco International, Inc.          2.0%
OIL & GAS

CUC International, Inc.            1.7%
CONSUMER SERVICES

Diamond Offshore Drilling, Inc.    1.6%
OIL & GAS

Transocean Offshore, Inc.          1.5%
OIL & GAS

Expeditors International
of Washington, Inc.                1.5%
TRANSPORTATION

HomeSide, Inc.                     1.4%
FINANCE

AES Corp.                          1.4%
UTILITIES

Robert Half International, Inc.    1.4%
TEMPORARY STAFFING

Barrett Resources Corp.            1.4%
OIL & GAS

Consolidated Cigar
Holdings, Inc.                     1.4%
TOBACCO


For a complete list of portfolio holdings, please see page 82 of this report.



PERFORMANCE SUMMARY

The Franklin MidCap Growth Fund produced a +24.14% cumulative total return for the six-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the fund's shares, as measured by net asset value, increased $3.22, from $13.34 on April 30, 1997, to $16.56 on October 31, 1997. During
this time, shareholders received no distributions.


Franklin MidCap Growth Fund
Periods ended 10/31/97

                                                             Since
                                One-         Three-        Inception
                                Year5        Year5         (8/17/93)5
------------------------------------------------------------------------------

Cumulative Total Return1        26.79%       91.32%          99.87%

Average Annual Total Return2    21.06%       22.25%          16.62%

Value of $10,000 Investment3   $12,106      $18,270         $19,090

                             10/31/94   10/31/95   10/31/96   10/31/97

One-Year Total Return4,5       1.52%      26.81%     19.00%     26.79%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. Effective June 1, 1996, the fund became available to retail investors, and adopted a Rule 12b-1 distribution plan, which affects subsequent performance. Prior to June 1, 1996, the fund was offered only to institutional investors and without a sales charge. Average annual total returns have been restated to reflect the 4.5% maximum initial sales charge. The institutional fund had relatively lower expenses.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

5. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


Past performance is not predictive of future results.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN GLOBAL HEALTH CARE FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.
--------------------------------------------------------------------------------

The six months under review has been a rewarding period for investors in health care companies. Following the signing of a balanced budget agreement by the U.S. Congress and President Clinton, stocks of hospitals, nursing homes, physician groups, and health maintenance organizations appreciated significantly. Stocks of medical products companies also performed well as the Federal Drug Administration (FDA) reduced approval times for new drugs and these companies rapidly introduced technologies, raising the quality of care and reducing total health care costs. Within this environment, the fund's Class I shares provided a six-month cumulative total return of +29.24%, as discussed in the Performance Summary on page 43, significantly outperforming its benchmark, the Standard and Poor's 500(R) Stock Index, which delivered a total return of +15.15%.*

On October 31, 1997, our portfolio was allocated globally across several health care sectors. We found a number of attractively valued companies with excellent growth potential in the medical technology and supplies sector. The fund's largest holding at the end of the period was ESC Medical Systems, Ltd., a manufacturer of laser and pulsed-light devices for the cosmetic enhancement market. The FDA approved the company's Epilight Hair Removal System and the stock rose more than 45% during the reporting period. In our opinion, cosmetic surgery may gain popularity as procedures become less invasive and less costly.


*Source: Bloomberg. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


The health care information systems sector also contributed to the fund's strong performance. Believing that expenditures on such systems would continue to grow rapidly, we substantially added to our existing positions in this sector. Our three largest holdings in this area -- Access Health, Inc., HBO & Co. and Transition Systems, Inc. -- performed especially well, with Access Health, Inc.'s share value rising over 143% from April 30, 1997, to October 31, 1997.

Despite their moderate growth potential, we reduced our weighting in large capitalization pharmaceutical stocks, which were trading at what we considered premium valuations.

Looking forward, we are optimistic about prospects for the health care industry and the Franklin Global Health Care Fund. Demand for health care products and services is not necessarily affected by cyclical swings in the business cycle.
In our opinion, health care expenditures will benefit from an aging population and rapidly changing technology, which should result in a wider range of treatable conditions and increased life expectancy. Our goal will be to seize upon investment opportunities in a timely and disciplined manner, attempting to provide our shareholders unique opportunities to invest in rapidly growing, smaller capitalization companies with exciting technologies, limited competition, and strong management teams.




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT





Franklin Global
Health Care Fund
Top 10 Holdings
10/31/97

Company                               % of Total
INDUSTRY, COUNTRY                     Net Assets
------------------------------------------------------------------------------

ESC Medical Systems, Ltd.               6.17%
MEDICAL TECHNOLOGY
& SUPPLIES, U.S.

Serologicals Corp.                      4.47%
BIOTECHNOLOGY, U.S.

Access Health, Inc.                     4.41%
SOFTWARE AND INFORMATION
SYSTEMS, U.S.

Total Renal Care
Holdings, Inc.                          3.62%
ALTERNATE SITE PROVIDERS, U.S.

Dura Pharmaceuticals, Inc.              3.41%
SPECIALTY PHARMACEUTICALS, U.S.

Inhale Therapeutic Systems              3.22%
SPECIALTY PHARMACEUTICALS, U.S.

Penederm, Inc.                          3.20%
SPECIALTY PHARMACEUTICALS, U.S.

Renal Care Group, Inc.                  2.95%
ALTERNATE SITE PROVIDERS, U.S.

Algos Pharmaceutical Corp.              2.91%
SPECIALTY PHARMACEUTICALS, U.S.

Novartis, AG                            2.89%
PHARMACEUTICALS, SWITZERLAND


For a complete list of portfolio holdings, please see page 73 of this report.


Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating its investment in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social, and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in the Franklin Global Health Care Fund and look forward to serving your investment needs in the future.

Sincerely,



Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund



PERFORMANCE SUMMARY

Class I

Franklin Global Health Care Fund - Class I provided a +29.24% cumulative total return for the six months ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 44, the fund delivered a cumulative total return of more than 156% since inception on February 14, 1992.

The price of the fund's Class I shares, as measured by net asset value, increased $4.71, from $16.11 on April 30, 1997, to $20.82 on October 31, 1997. During the reporting period, shareholders did not received distributions. Of course, distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Global Health Care Fund - Class I
Periods ended 10/31/97

                                                             Since
                                One-    Three-    Five-    Inception
                                Year     Year     Year     (2/14/92)
--------------------------------------------------------------------------------

Cumulative Total Return1        23.73%   103.01%  177.74%   156.17%

Average Annual Total Return2    18.17%    24.69%   21.55%    16.96%

Value of $10,000 Investment3   $11,817   $19,386  $26,532   $24,467

                           10/31/93   10/31/94   10/31/95   10/31/96   10/31/97
--------------------------------------------------------------------------------
One-Year Total Return4      10.67%     23.62%     30.17%     26.06%     23.73%

1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the indicated periods and include the maximum 4.5% initial sales charge.

3. These figures represent the change in value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency fluctuations, and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares

Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.


Class II

Franklin Global Health Care Fund - Class II provided a +28.62% cumulative total return for the six months ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner.

The price of the fund's Class II shares, as measured by net asset value, increased $4.60, from $16.07 on April 30, 1997, to $20.67 on October 31, 1997. During the reporting period, shareholders did not receive distributions. Of course, distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Global Health Care Fund - Class II
Periods ended 10/31/97

                                                         Since
                                                       Inception
                                     One-Year          (9/3/96)
--------------------------------------------------------------------------------

Cumulative Total Return1              22.80%            21.87%
Average Annual Total Return2          20.60%            16.74%

Value of $10,000 Investment3         $12,060           $11,963


1. Cumulative total returns represent the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the indicated periods and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency fluctuations, and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.




GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the
U.S. and other countries.
--------------------------------------------------------------------------------

We are pleased to bring you the first shareholder report of the Franklin Biotechnology Discovery Fund, which covers the six-week period from inception on September 15, 1997, through October 31, 1997. During this brief time, the fund's net asset value per share appreciated +2.60%, from $25.00 on September 15, 1997, to $25.65 on October 31, 1997.

Because we are positioning the fund primarily in the small capitalization biotechnology sector, the market capitalization of companies whose stock we purchase will be mainly in the $200 million to $1 billion range. In our opinion, the best growth opportunities exist in smaller, more dynamic companies because they often focus on finding new drugs to treat diseases that are less researched by traditional pharmaceutical companies. We believe this sector offers an exciting long-term investment opportunity and may continue to appreciate as the Federal Drug Administration approves more biotechnology products.

When the fund's assets reach $150 million, no new accounts (other than retirement plan accounts) will be accepted. However, shareholders of record at that time will be able to add to their existing accounts through new purchases, including purchases through reinvestment of dividends or capital gain distributions.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Biotechnology companies are often small, relatively new, or unseasoned. Such companies can be particularly sensitive to changing economic conditions, and have less certain growth prospects than larger, more established companies. And small company stocks are volatile and may not be appropriate for short-term investors. Also, the fund is non-diversified and concentrates in a single industry, involving other risks, such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. The fund may invest in foreign securities, which involve additional risks, including political uncertainty and currency volatility. These and other risks, including hedging strategies, are described more fully in the fund's prospectus.

Sincerely,



Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund


Franklin Biotechnology Discovery Fund
Top 10 Holdings
10/31/97

Company                               % of Total
INDUSTRY                              Net Assets
------------------------------------------------------------------------------

Sepracor, Inc.                          4.99%
DRUGS

IDEC Pharmaceuticals Corp.              4.97%
BIOMEDICAL

Gilead Sciences, Inc.                   4.67%
DRUGS

Aviron                                  4.54%
BIOMEDICAL

Zonagen, Inc.                           4.53%
DRUGS

Cell Therapeutics, Inc.                 4.51%
DRUGS

MedImmune, Inc.                         4.49%
DRUGS

Technical Chemicals and
Products, Inc.                          4.38%
DIAGNOSTICS

Texas Biotechnology Corp.               3.96%
BIOMEDICAL

COR Therapeutics, Inc.                  3.82%
THERAPEUTICS


For a complete list of portfolio holdings, please see page 58 of this report.


PERFORMANCE SUMMARY

Franklin Biotechnology Discovery Fund delivered a +2.60% cumulative total return for the period since inception on September 15, 1997, through October 31, 1997. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge.

As measured by net asset value, the fund's share price increased $0.65, from $25.00 on September 15, 1997, to $25.65 on October 31, 1997. During the reporting period, shareholders received no distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Franklin Biotechnology Discovery Fund
Period ended 10/31/97

                                                                Since
                                                              Inception
                                                              (9/15/97)
-------------------------------------------------------------------------------

Cumulative Total Return*                                         2.60%

Aggregate Total Return*                                         -2.02%

*Total return figures represent the change in value of an investment over the indicated period. Aggregate total return includes the maximum 4.5% initial sales charge, and cumulative total return does not include the sales charge. Since the fund has existed for less than one year, average annual total returns are not provided.

The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce the fund's expenses, which increase the fund's total return. Without this agreement, the total return would have been lower. After April 30, 1998, this arrangement may end at any time.

Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Objective: The Franklin Strategic Income Fund seeks a high level of current income, with capital preservation over the long-term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high-yield fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.
--------------------------------------------------------------------------------

During the six-month reporting period, steady economic growth in the U.S. coupled with low inflation contributed to the positive investment environment that enabled the Franklin Strategic Income Fund to enjoy relatively high returns. By diversifying across six distinct asset classes, the fund capitalized on investment opportunities, moving among and maximizing the strengths of certain sectors, while - at the same time - reducing volatility. Over the reporting period, we continued to moderately overweight the U.S. high yield bond sector, while increasing our exposure to emerging markets and convertible bonds. We also reduced our international bond holdings, and selectively hedged our positions in order to protect the value of these securities against a rising U.S. dollar. (Investments denominated in foreign currency lose some of their dollar value when the dollar strengthens against that currency.) Consequently, our investment strategy helped the fund achieve a positive 6.72% six-month total return, as discussed in the Performance Summary on page 55.

High Yield Corporate Bonds

High yield corporate bonds benefited from a moderate growth, low inflation economic environment, and this sector remained the fund's largest investment, as detailed by the chart on this page.

Securities in the telecommunications and media/broadcasting sectors strengthened because of two major industry trends: consolidation and deregulation. The fund benefited from having positioned itself to take advantage of these trends. Our investment in Intermedia Communications appreciated due to mergers in the local telecommunications industry that led to rising asset valuations. Similarly, Sinclair Capital, one of the country's largest television broadcasters, has enjoyed strong returns on its preferred stock, and a strengthening of its credit profile, as it actively participates in industry consolidation. The fund's bond holdings in Orion Network Systems were propelled higher with the company's takeover by Loral Space and Communication. We anticipated escalating demand for electrical equipment by the telecommunications, industrial, and automotive markets; therefore the fund also invested in Amphenol, a manufacturer of electrical connectors, which recently posted double-digit revenue gains.




GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT




"During the six-month period, we increased our exposure to the emerging markets sector with a strong focus on Latin America where we continue to find attractive investment opportunities."


Convertible Securities

During the six-month period, convertible securities benefited from the price appreciation in the equity markets. The increased value of the common stocks underlying many convertible securities helped to push up their prices, helping several of the fund's positions. In seeking to take further advantage of such appreciation, we increased our position in convertible securities, from 8.9% of total net assets on April 30, 1997, to 9.2% on October 31, 1997.

The fund's holdings in Rent Way, Inc. performed very well, and we liquidated much of our position at a profit. Our investment in Dovatron convertible bonds also performed strongly, rising 35% over the course of the reporting period. We remained overweighted in the real estate sector, with convertible security holdings such as Macerich, Hilton and Capstar Hotels, as we expect increasing demand for real estate to drive up their prices. Because the replacement cost of many properties is greater than their current market price, we believe many real estate linked convertible bonds are undervalued.

Emerging Markets

During the six-month period, we increased our exposure to the emerging markets sector with a strong focus on Latin America where we continue to find attractive investment opportunities. We added to our holdings in Brazil, Venezuela, Mexico and Ecuador, while eliminating our exposure to Bulgaria. Because of our relatively minor holdings in the emerging markets of East Asia, the fund was able to avoid most of the direct impact from the East Asian currency crisis. We feel that the recent weakness in the Latin America sector, which was precipitated by the sell-off of East Asian currencies and securities, may present selected investment opportunities in Latin America.

International

Anticipating the impact of a strengthening U.S. dollar on our international investments, we reduced our overall exposure to European securities, and made greater use of currency hedges in an effort to protect the dollar value of our remaining investments in this sector. During the reporting period, we sold modest amounts of our positions in Denmark, Ireland, Spain and the United Kingdom with some reinvestment into Germany, Italy and Sweden.

U.S. Treasury Securities

We remained underweighted in this sector with our Treasury holdings representing only 6.9% of total net assets on October 31, 1997, in anticipation of increased interest-rate risk, largely based on the strength of the overall economy.

U.S. Mortgage Securities

The fund's agency mortgage positions performed well over the reporting period as the yield spreads of mortgage securities narrowed relative to U.S. Treasuries. Going forward, the fund remains underweighted in this sector, due to its interest-rate sensitivity and less generous yield spreads.

Looking Forward

The fund should continue to perform well, as we anticipate low inflation and moderate economic growth in the U.S. and most foreign markets. In addition, expectations for continued long-term growth and proactive government policies in Latin America should benefit our emerging market holdings in that region over the long-term. We believe that a modest increase in U.S. interest rates is possible, and consequently maintained a more conservative position toward interest-rate sensitive sectors.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,



Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund



PERFORMANCE SUMMARY

Franklin Strategic Income Fund posted a cumulative total return of +6.72% for the six months ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge.

The fund's share price, increased 27.0 cents, from $10.86 on April 30, 1997, to $11.13 on October 31, 1997. During the reporting period, shareholders received distributions of 45 cents ($0.45) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio as well as the level of the fund's operating expenses.

Based on an annualization of October's monthly dividend of 7.5 cents ($0.075) per share and the maximum offering price of $11.62 on October 31, 1997, the fund's distribution rate was 7.75%.


Franklin Strategic Income Fund
Periods ended 10/31/97

                                                        Since
                                        One-          Inception
                                        Year          (6/1/94)
--------------------------------------------------------------------------------
Cumulative Total Return1                11.00%         51.38%

Average Annual Total Return2             6.27%         11.49%
--------------------------------------------------------------------------------
Value of a $10,000 Investment3          $10,627       $14,500

Distribution Rate4               7.75%

30-Day Standardized Yield5       6.45%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.25% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. Distribution rate is based on an annualization of the fund's .075 cent per share October monthly dividend and the maximum offering price of $11.62 on October 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.

The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses, which increases the distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.78%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.






FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Biotechnology Discovery Fund
                                                                    CLASS I
                                                               -----------------
                                                                  PERIOD ENDED
                                                                OCTOBER 31, 1997
                                                                  (UNAUDITED)9
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $25.00
                                                               -----------------
Income from investment operations:
 Net investment loss                                                   (.01)
 Net realized and unrealized gains                                      .66
                                                               -----------------
Total from investment operations                                        .65
                                                               -----------------
Net asset value, end of period                                        25.65
                                                               =================

Total return*                                                          2.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $41,305
Ratio to average net assets:
 Expenses                                                              1.48%**
 Expenses excluding waiver and payments by affiliate                   1.71%**
 Net investment loss                                                   (.54%)**
Portfolio turnover rate                                               12.98%
Average commission rate paid***                                       $ .0298






*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. 9For the period September 15, 1997 (effective date) to October 31, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)




 Franklin Biotechnology Discovery Fund                                                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
  aCommon Stocks  79.8%
  aBiomedical  23.3%
   Aviron                                                                                    85,800          $ 1,876,875
   Cell Genesys, Inc.                                                                        50,000              484,375
   IDEC Pharmaceuticals Corp.                                                                53,800            2,051,125
   Inhale Therapeutic Systems                                                                56,200            1,531,450
   Synaptic Pharmaceutical Corp.                                                             80,000            1,010,000
   Texas Biotechnology Corp.                                                                304,000            1,634,000
   Transkaryotic Therapies, Inc.                                                             30,000            1,027,500
                                                                                                         ---------------
                                                                                                               9,615,325
                                                                                                         ---------------
  aDrugs  36.7%
   Agouron Pharmaceuticals, Inc.                                                             25,600            1,168,000
   Chiroscience Group, Plc. (United Kingdom)                                                323,000            1,395,417
   Cell Therapeutics, Inc.                                                                  116,500            1,864,000
   Gilead Sciences, Inc.                                                                     56,500            1,928,063
   MedImmune, Inc.                                                                           46,500            1,854,188
   PathoGenesis Corp.                                                                        42,000            1,512,000
   Sepracor, Inc.                                                                            57,500            2,062,813
   Vertex Pharmaceutical, Inc.                                                               51,300            1,513,350
   Zonagen, Inc.                                                                             57,100            1,870,025
                                                                                                         ---------------
                                                                                                              15,167,856
                                                                                                         ---------------
  aDelivery Systems  8.1%
   Aradigm Corp.                                                                            105,100            1,234,924
   DepoTech Corp.                                                                           112,800            1,565,100
   Megabios Corp.                                                                            23,300              349,500
   Noven Pharmaceuticals, Inc.                                                               29,000              206,625
                                                                                                         ---------------
                                                                                                               3,356,149
                                                                                                         ---------------
   Diagnostics  4.4%
  aTechnical Chemicals and Products, Inc.                                                   102,200            1,807,663
                                                                                                         ---------------
  aTherapeutics  7.3%
   COR Therapeutics, Inc.                                                                     70,800           1,579,725
   Neurogen Corp.                                                                             71,300           1,443,825
                                                                                                         ---------------
                                                                                                               3,023,550
                                                                                                         ---------------
  Total Long Term Investments (Cost $34,516,600)                                                              32,970,543
                                                                                                         ---------------



  eRepurchase Agreement  19.0%
   Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $7,860,612) (Cost $7,856,899)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $107,662)
    B.A. Securities, Inc., (Maturity Value $807,599)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $807,599)
    Bear, Stearns & Co., Inc., (Maturity Value $484,559)
    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $807,599)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $807,599)
    Fuji Securities, Inc., (Maturity Value $807,599)
    Lehman Brothers, Inc., (Maturity Value $807,599)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $807,599)
    SBC Warburg, Inc., (Maturity Value $807,599)
    UBS Securities L.L.C., (Maturity Value $807,599)
     Collateralized by U.S. Treasury Bills & Notes                                       $7,856,899           $7,856,899
                                                                                                         ---------------
  Total Investments (Cost $42,373,499)  98.8%                                                                 40,827,442
  Securities Sold Short  (6.1%)                                                                               (2,550,625)
  Other Assets, less Liabilities  7.3%                                                                         3,028,596
                                                                                                         ---------------
  Net Assets  100.0%                                                                                         $41,305,413
                                                                                                         ===============


  aSecurities Sold Short
   ISSUER                                                                                   SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   Incyte Pharmaceuticals, Inc.                                                              10,000            $ 805,000
   Protein Design Labs, Inc.                                                                 35,000            1,745,625
                                                                                                         ---------------
   TOTAL (PROCEEDS $2,455,418)                                                                                $2,550,625
                                                                                                         ===============






aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Blue Chip Fund
                                                                                                    CLASS I
                                                                                  ----------------------------------------
                                                                                  SIX MONTHS ENDED
                                                                                  OCTOBER 31, 1997    YEAR ENDED APRIL 30,
                                                                                     (UNAUDITED)              19975
                                                                                  ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                   $10.85                $10.00
                                                                                  ----------------------------------------
Income from investment operations:
 Net investment income                                                                    .03                   .09
 Net realized and unrealized gains                                                        .14                   .82
                                                                                  ----------------------------------------
Total from investment operations                                                          .17                   .91
                                                                                  ----------------------------------------
Less distributions from:
 Net investment income                                                                     --                  (.06)
                                                                                  ----------------------------------------
Net asset value, end of period                                                          11.02                 10.85
                                                                                  ========================================

Total return*                                                                            1.57%                 9.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                      $9,422                 $5,600
Ratio to average net assets:
 Expenses                                                                                1.25%**               1.25%**
 Expenses excluding waiver and payments by affiliate                                     2.02%**               2.22%**
 Net investment income                                                                    .95%**               1.07%**
Portfolio turnover rate                                                                 17.33%                11.14%
Average commission rate paid***                                                          $.0372                $.0525



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
5For the period June 3, 1996 (effective date) to April 30, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1997 (UNAUDITED)


   Franklin Blue Chip Fund                                                   COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
aCommon Stocks  83.0%
 Consumer Durables  4.7%
 General Electric Co.                                                    United States         1,100           $ 71,019
 Matsushita Electric Industrial Co., Ltd., Sponsored ADR                      Japan              500             84,563
 Sony Corp.                                                                   Japan            1,700            141,113
 Tata Engineering and Locomotive Co., Ltd., Sponsored GDR                     India            3,400             36,295
 Toyota Motor Corp.                                                           Japan            4,000            111,342
                                                                                                              ---------
                                                                                                                444,332
                                                                                                              ---------
 Consumer Staples  10.6%
 Estee Lauder Cos., Class A                                              United States           800             35,550
 Gillette Co.                                                            United States         1,500            133,594
 Kao Corp.                                                                    Japan            5,000             69,796
 L'OREAL                                                                      France             125             44,294
 LVMH (Moet Hennessy Louis Vuitton)                                           France             140             23,785
 Nestle, SA, Registered Shares                                            Switzerland             75            105,647
 Nike, Inc., Class B                                                     United States         1,400             65,800
 Panamerican Beverages, Inc., A Shares                                        Mexico           1,700             52,700
 PepsiCo, Inc.                                                           United States         1,800             66,263
 Philip Morris Cos., Inc.                                                United States         2,400             95,100
 Procter & Gamble Co.                                                    United States         1,000             68,000
 PT Hanjaya Mandala Sampoerna                                              Indonesia          28,000             48,738
 South African Breweries, Ltd.                                            South Africa         1,611             42,848
 The Coca-Cola Co.                                                       United States         1,000             56,500
 Unilever, NV, New York Shares                                             Netherlands         1,600             85,400
                                                                                                              ---------
                                                                                                                994,015
                                                                                                              ---------
 Energy  5.0%
 British Petroleum Co., Plc., Sponsored ADR                               United Kingdom       1,004             88,101
 Exxon Corp.                                                             United States         1,900            116,731
 Royal Dutch Petroleum Co.                                                 Netherlands         2,600            136,825
 Total, SA, Sponsored ADR                                                     France           1,100             61,050
 Williams Cos., Inc.                                                     United States           500             25,469
 YPF, SA, Sponsored ADR                                                     Argentina          1,300             41,600
                                                                                                              ---------
                                                                                                                469,776
                                                                                                              ---------
 Financial Services  14.2%
 American International Group, Inc.                                      United States           675             68,892
 Ayala Land, Inc., B Shares                                               Philippines         71,500             27,733
 Bangkok Bank Public Co., Ltd.                                               Thailand         12,600             43,130
 Bank of Tokyo-Mitsubishi, ADR                                                 Japan           6,100             81,969
 Charles Schwab Corp.                                                    United States           600             20,475
 Cheung Kong Holdings, Ltd.                                                 Hong Kong          6,000             41,712
 Citicorp                                                                United States           800            100,050
 City Developments, Ltd.                                                    Singapore          7,000             29,333
 Deutsche Bank, AG                                                            Germany          1,100             72,682
 Federal National Mortgage Association                                   United States         1,500             72,656
 Hang Seng Bank, Ltd.                                                       Hong Kong          3,100             26,964
 HSBC Holding, Plc.                                                      United Kingdom        5,933            148,514
 J.P. Morgan & Co., Inc.                                                 United States           500             54,875
 Financial Services (cont.)
 Land and House Public Co., Ltd.                                             Thailand         23,676           $ 20,261
 Lend Lease Corp., Ltd.                                                     Australia          1,300             26,622
 Malayan Banking Berhad                                                      Malaysia         13,000             50,307
 Merrill Lynch & Co., Inc.                                               United States           400             27,050
 Metropolitan Bank & Trust Co.                                             Philippines         4,972             34,368
 Nomura Securities Co., Ltd.                                                   Japan           5,000             58,164
 Sanwa Bank                                                                    Japan           6,000             60,324
 Sun Hung Kai Properties, Ltd.                                               Hong Kong         6,000             44,235
 Swiss Reinsurance Co.                                                     Switzerland            50             75,286
 Tokio Marine & Fire Insurance Co., Sponsored ADR                              Japan             900             46,013
 United Overseas Bank, Ltd.                                                  Singapore         9,000             49,714
 Wells Fargo & Co.                                                       United States           200             58,275
                                                                                                              ---------
                                                                                                              1,339,604
                                                                                                              ---------
 Healthcare  9.9%
aAmgen, Inc.                                                             United States         1,400             68,950
 Baxter International, Inc.                                              United States         1,000             46,250
aBoston Scientific Corp.                                                 United States         1,200             54,600
 Eli Lilly & Co.                                                         United States         1,000             66,875
 HBO & Co.                                                               United States           800             34,800
 Johnson & Johnson                                                       United States         2,500            143,438
 Merck & Co., Inc.                                                       United States         1,600            142,800
 Novartis, AG                                                              Switzerland            95            149,759
 Roche Holding, AG                                                         Switzerland            14            122,993
 Smithkline Beecham, Plc.                                                United Kingdom       11,116            105,558
                                                                                                              ---------
                                                                                                                936,023
                                                                                                              ---------
 Industrial Cyclicals  9.1%
 ABB AB, B Shares                                                             Sweden           3,900             45,040
 Antofagasta Holdings, Plc.                                              United Kingdom          254              1,619
 Avery Dennison Corp.                                                    United States         2,300             91,569
 Bayer, AG                                                                    Germany          1,800             64,741
 Bridgestone Corp.                                                             Japan           3,000             64,811
 Cia Vale Do Rio Doce, Sponsored ADR                                          Brazil           2,500             48,302
 De Beers Consolidated Mines, AG, ADR                                     South Africa         2,000             48,000
 Komatsu, Ltd.                                                                 Japan           9,000             48,085
 Monsanto Co.                                                            United States         1,400             59,850
 Perez Co., SA, Sponsored ADR                                               Argentina            892             11,175
 Pohang Iron & Steel Co., Ltd., Sponsored ADR                              South Korea         1,800             29,250
 Praxair, Inc.                                                           United States         1,500             65,344
 Rio Tinto, Plc., Sponsored ADR                                          United Kingdom        1,700             88,400
 Sandvik AB, B Shares                                                         Sweden           1,500             45,661
 Siemens, AG                                                                  Germany          1,200             74,487
 Shin-Etsu Chemical Co.                                                        Japan           2,000             48,857
 Siam Cement Public Co., Ltd.                                                Thailand          2,600             21,741
                                                                                                              ---------
                                                                                                                856,932
                                                                                                              ---------
 Retail  1.9%
 Carrefour Supermarche                                                        France             110           $ 57,400
 Ito-Yokado Co., Ltd., Sponsored ADR                                          Japan              300             59,588
 Wal-Mart Stores, Inc.                                                   United States         1,700             59,713
                                                                                                              ---------
                                                                                                                176,701
                                                                                                              ---------
 Services  8.9%
 Brambles Industries, Ltd.                                                 Australia           3,000             57,681
 Canon, Inc., Sponsored ADR                                                   Japan              600             73,575
 Disney (Walt) Co.                                                       United States           200             16,450
 First Data Corp.                                                        United States         2,200             63,938
 Genting Berhad                                                             Malaysia           5,000             14,099
aHFS, Inc.                                                               United States           800             56,400
 Hutchison Whampoa, Ltd.                                                    Hong Kong         11,000             76,117
 McDonald's Corp.                                                        United States         1,300             58,256
 Reuters Holdings, Plc.                                                  United Kingdom        5,400             58,436
 SAP, AG                                                                     Germany             400            114,282
 Secom                                                                        Japan            1,000             64,645
 Sime Darby Berhad                                                          Malaysia          38,000             54,717
 Singapore Airlines, Ltd.                                                  Singapore           2,000             14,984
 Singapore Press Holdings, Ltd. - Foreign                                  Singapore           3,000             41,333
 Wolters Kluwer, NV                                                       Netherlands            605             74,289
                                                                                                              ---------
                                                                                                                839,202
                                                                                                              ---------
 Technology  9.3%
aApplied Materials, Inc.                                                 United States         1,200             40,050
aCisco Systems, Inc.                                                     United States         1,100             90,234
aCompaq Computer Corp.                                                   United States           500             31,875
 Ericsson (L.M.) Telecommunications, Sponsored ADR                            Sweden           1,000             44,250
 Hewlett-Packard Co.                                                     United States           700             43,181
 Hitachi, Ltd., Sponsored ADR                                                 Japan              700             56,000
 Intel Corp.                                                             United States         1,700            130,900
 Lucent Technologies, Inc.                                               United States           361             29,760
aMicrosoft Corp.                                                         United States           600             78,000
 Motorola, Inc.                                                          United States         1,200             74,100
 NEC Corp., Sponsored ADR                                                     Japan              800             44,100
aNewbridge Networks Corp.                                                United States         1,000             53,000
aOracle Corp.                                                            United States         1,800             64,406
 Samsung Electronics Co.                                                   South Korea           406             16,727
 Toshiba Corp.                                                                Japan            8,000             36,228
aXilinx, Inc.                                                            United States         1,400             47,775
                                                                                                              ---------
                                                                                                                880,586
                                                                                                              ---------
 Utilities and Telecommunications  9.4%
aAES Corp.                                                               United States         2,200             87,175
aAirTouch Communications, Inc.                                           United States         1,800             69,525
 AT&T Corp.                                                              United States         1,100             53,831
 Bellsouth Corp.                                                         United States         1,400             66,238
 Duke Energy Corp.                                                       United States           600             28,950
 Utilities and Telecommunications (cont.)
 Enersis, SA, Sponsored ADR                                                   Chile            1,800           $ 59,400
 Enron Corp.                                                             United States         1,800             68,400
 Hong Kong Telecommunications, Ltd., Sponsored ADR                          Hong Kong          1,042             19,993
 Nippon Telegraph & Telephone, Sponsored ADR                                  Japan            2,000             84,875
 Philippine Long Distance Telephone Co., Sponsored ADR                    Philippines          1,400             33,950
 PT Telekomunikasi Indonesia                                                Indonesia         41,000             38,100
 SK Telecom Co., Ltd., ADR                                                 South Korea         6,812             37,466
 Telecom de Argentina, SA, Sponsored ADR                                    Argentina          1,200             30,375
 Telecomunicacoes Brasileiras, SA, Sponsored ADR                             Brazil              400             40,600
 Telefonica de Espana, Sponsored ADR                                          Spain            1,000             82,250
 Total Access Communication Public Co., Ltd.                                Thailand           4,000              7,640
 VEBA, AG                                                                    Germany           1,300             73,152
                                                                                                              ---------
                                                                                                                881,920
                                                                                                              ---------
 Total Common Stocks (Cost $7,780,080)                                                                        7,819,091
                                                                                                              ---------
 Preferred Stocks  .3%
 Banco Itau, SA (Cost $31,070)                                               Brazil           63,000             25,430
                                                                                                              ---------
 Total Long Term Investments (Cost $7,811,150)                                                                7,844,521
                                                                                                              ---------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                            -----------
eRepurchase Agreement  14.5%
 Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $1,370,083) (Cost $1,369,436)
  Aubrey G. Lanston & Co., Inc., (Maturity Value $18,770)
  B.A. Securities, Inc., (Maturity Value $140,762)
  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $140,762)
  Bear, Stearns & Co., Inc., (Maturity Value $84,455)
  Donaldson, Lufkin, & Jenrette Securities Corp., (Maturity Value $140,762)
  Dredsner Kleinwort Benson North America L.L.C., (Maturity Value $140,762)
  Fuji Securities, Inc., (Maturity Value $140,762)
  Lehman Brothers, Inc., (Maturity Value $140,762)
  Sanwa Securities (USA) Co., L.P., (Maturity Value $140,762)
  SBC Warburg, Inc., (Maturity Value $140,762)
  UBS Securities L.L.C., (Maturity Value $140,762)
   Collateralized by U.S. Treasury Bills and Notes                       United States    $1,369,436          1,369,436
                                                                                                              ---------
 Total Investments (Cost $9,180,586)  97.8%                                                                   9,213,957
 Other Assets, less Liabilities  2.2%                                                                           208,539
                                                                                                              ---------
 Net Assets  100.0%                                                                                          $9,422,496
                                                                                                              ---------



aNon-income producing
eSee Note 1(c) regarding joint repurchase agreement.



                        See notes to financial statements



FRANKLIN STRATEGIC SERIES
Financial Highlights
Franklin California Growth Fund
                                                                              Class I
                                                 -------------------------------------------------------------------------
                                               Six Months Ended
                                               October 31, 1997               YEAR ENDED APRIL 30,
                                                                 ---------------------------------------------------------
                                                (unaudited)      1997         1996         1995         1994         1993
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period              $19.35        $18.26        $14.03       $12.05       $10.21       $9.87
                                                 -------------------------------------------------------------------------
Income from investment operations:
 Net investment income                               .07           .13           .20          .16          .14         .12
 Net realized and unrealized gains                  4.37          1.51          6.03         3.04         2.43         .34
                                                 -------------------------------------------------------------------------
Total from investment operations                    4.44          1.64          6.23         3.20         2.57         .46
                                                 -------------------------------------------------------------------------
Less distributions from:
 Net investment income                              (.07)         (.12)         (.23)        (.12)        (.15)       (.12)
 Net realized gains                                   --          (.43)        (1.77)       (1.10)        (.58)         --
                                                 -------------------------------------------------------------------------
Total distributions                                 (.07)         (.55)        (2.00)       (1.22)        (.73)       (.12)
                                                 -------------------------------------------------------------------------
Net asset value, end of period                     23.72         19.35         18.26        14.03        12.05       10.21
                                                 =========================================================================

Total return*                                      23.01%         8.94%        47.42%       29.09%       25.55%       4.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                 $537,422       $282,898     $81,175      $13,844      $4,646       $3,412
Ratio to average net assets:
 Expenses                                           1.00%**       1.08%          .71%         .25%         .09%         --
 Expenses excluding waiver and
 payments by affiliate                              1.00%**       1.08%         1.09%        1.27%        1.89%       1.99%
 Net investment income                               .76%**        .84%         1.42%        1.63%        1.16%       1.23%
Portfolio turnover rate                            26.11%        44.81%        61.82%       79.52%      135.12%      38.28%
Average commission rate paid***                     $.0544        $.0544        $.0536         --           --          --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end
1996 disclosure of average commission rate was not required.



FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                               CLASS II
                                                                                 ------------------------------
                                                                                SIX MONTHS ENDED
                                                                                OCTOBER 31, 1997   YEAR ENDED APRIL 30,
                                                                                   (UNAUDITED)           19977
                                                                                 ------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                 $19.27              $18.05
                                                                                 ------------------------------
Income from investment operations:
 Net investment income                                                                  .02                 .05
 Net realized and unrealized gains                                                     4.31                1.65
                                                                                 ------------------------------
Total from investment operations                                                       4.33                1.70
                                                                                 ------------------------------
Less distributions from:
 Net investment income                                                                 (.03)               (.05)
 In excess of net investment income                                                      --                (.43)
Total distributions                                                                    (.03)               (.48)
                                                                                 ------------------------------
Net asset value, end of period                                                        23.57               19.27
                                                                                 ==============================

Total return*                                                                         22.48%               9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                    $70,052             $24,556
Ratio to average net assets:
 Expenses                                                                              1.77%**             1.86%**
 Net investment income                                                                 (.04%)**             .05%**
Portfolio turnover rate                                                               26.11%              44.81%
Average commission rate paid***                                                        $.0544              $.0544



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
7For the period September 3, 1996 (effective date) to April 30, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)


   FRANKLIN CALIFORNIA GROWTH FUND                                                            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
a,cCommon Stocks  84.8%
  aCommercial Services   2.1%
   RemedyTemp, Inc., Class A                                                                 275,000         $ 6,325,000
   Robert Half International, Inc.                                                           160,000           6,550,000
                                                                                                           -------------
                                                                                                              12,875,000
                                                                                                           -------------
   Consumer Durables  2.7%
   K2, Inc.                                                                                  175,000           4,429,688
   Mattel, Inc.                                                                              280,000          10,885,000
  aSignature Eyewear, Inc.                                                                   134,200           1,274,900
                                                                                                           -------------
                                                                                                              16,589,588
                                                                                                           -------------
   Consumer Non-Durables  1.4%
a,bBeringer Wine Estates Holdings, Inc.                                                       50,000           1,550,000
   Clorox Co.                                                                                100,000           7,000,000
                                                                                                           -------------
                                                                                                               8,550,000
                                                                                                           -------------
   Consumer Services  3.4%
   Hilton Hotels Corp.                                                                       350,000          10,784,375
   McClatchy Newspapers, Inc.                                                                148,000           4,856,250
   United Television, Inc.                                                                    46,100           4,967,275
                                                                                                           -------------
                                                                                                              20,607,900
                                                                                                           -------------
   Electronic Technology  10.0%
  aCisco Systems, Inc.                                                                       155,000          12,714,852
  aCoherent, Inc.                                                                            140,000           5,460,000
  aComputer Sciences Corp.                                                                   110,000           7,803,125
   Hewlett-Packard Co.                                                                       125,000           7,710,938
  aInternational Manufacturing Services, Inc.                                                100,000           1,087,500
  aKomag, Inc.                                                                               350,000           6,059,375
   Rockwell International Corp.                                                              145,000           7,105,000
  a3Com Corp.                                                                                195,000           8,080,313
  aUniphase Corp.                                                                             50,000           3,356,250
  aUNOVA, Inc.                                                                                65,000           1,218,750
                                                                                                           -------------
                                                                                                              60,596,103
                                                                                                           -------------
   Energy/Minerals  6.4%
   Atlantic Richfield Co. (ARCO)                                                             130,000          10,700,625
  aBenton Oil & Gas Co.                                                                      200,000           4,025,000
   Chevron Corp.                                                                             100,000           8,293,750
   Ultramar Diamond Shamrock Corp.                                                           250,000           7,718,750
   Unocal Corp.                                                                              200,000           8,250,000
                                                                                                           -------------
                                                                                                              38,988,125
                                                                                                           -------------
   Finance  6.7%
   BankAmerica Corp.                                                                         150,000          10,725,000
   Countrywide Credit Industries, Inc.                                                       225,000           7,720,313
   Providian Financial Corp.                                                                 200,000           7,400,000
  aSilicon Valley Bancshares                                                                 142,500           7,784,063
   Zenith National Insurance Corp.                                                           250,000           7,000,000
                                                                                                           -------------
                                                                                                              40,629,376
                                                                                                           -------------
  aHealth Services  2.5%
   Access Health, Inc.                                                                       180,000         $ 6,255,000
  gCohr, Inc.                                                                                425,000           4,462,500
   PacifiCare Health Systems, Inc., Class B                                                   70,000           4,532,500
                                                                                                           -------------
                                                                                                              15,250,000
                                                                                                           -------------
   Health Technology  3.9%
  aAmgen, Inc.                                                                               100,000           4,925,000
a,bInhale Therapeutic Systems                                                                132,700           3,616,075
a,cLynx Therapeutics, Inc.                                                                        48                  --
   Mentor Corp.                                                                              260,000           9,473,750
  aMolecular Devices Corp.                                                                   100,000           2,000,000
  aPenederm, Inc.                                                                            266,800           3,468,400
                                                                                                           -------------
                                                                                                              23,483,225
                                                                                                           -------------
   Industrial Services  3.5%
  aEmcon                                                                                     275,400           1,617,975
   Granite Construction, Inc.                                                                220,000           4,647,500
  aHexcel Corp.                                                                              170,000           4,558,125
  aVarco International, Inc.                                                                  90,000           5,484,375
  aWestern Atlas, Inc.                                                                        65,000           4,747,495
                                                                                                           -------------
                                                                                                              21,055,470
                                                                                                           -------------
   Process Industries  1.1%
   Avery Dennison Corp.                                                                      175,000           6,967,188
                                                                                                           -------------
   Producer Manufacturing  .3%
   Superior Industries International, Inc.                                                    32,800             875,350
  aUS Filter Corp.                                                                            25,000           1,003,125
                                                                                                           -------------
                                                                                                               1,878,475
                                                                                                           -------------
   Real Estate  5.1%
   Alexandria Real Estate Equities, Inc.                                                     115,000           3,155,313
   Arden Realty Group, Inc.                                                                  275,000           8,387,500
   Burnham Pacific Properties, Inc.                                                          250,000           3,656,250
  aCatellus Development Corp.                                                                325,000           5,585,937
   Innkeepers USA Trust                                                                      241,400           4,028,363
   Irvine Apartment Communities, Inc.                                                        110,000           3,382,500
  cPacific Retail Trust                                                                      243,333           2,919,996
                                                                                                           -------------
                                                                                                              31,115,859
                                                                                                           -------------
  aRetail  6.6%
   Cost Plus, Inc.                                                                           280,000           7,595,000
   Costco Cos., Inc.                                                                         200,000           7,700,000
   Federated Department Stores, Inc.                                                         170,000           7,480,000
   Guitar Center, Inc.                                                                       122,300           2,660,025
   Safeway, Inc.                                                                             150,000           8,718,750
   Viking Office Products, Inc.                                                              237,500           5,685,150
                                                                                                           -------------
                                                                                                              39,838,925
                                                                                                           -------------
   Semiconductors/Semiconductor Equipment  3.9%
  adaptec, Inc.                                                                              165,000         $ 7,992,188
   Intel Corp.                                                                                50,000           3,850,000
   Linear Technology Corp.                                                                    55,000           3,458,125
  aXilinx, Inc.                                                                              250,000           8,531,250
                                                                                                           -------------
                                                                                                              23,831,563
                                                                                                           -------------
   Technology Services  19.7%
  aActivision, Inc.                                                                          390,000           5,703,750
   Autodesk, Inc.                                                                            275,000          10,175,000
  aCheck Point Software Technologies, Ltd.                                                   140,000           5,967,500
  aClarify, Inc.                                                                             186,200           2,420,600
a,bDocumentum, Inc.                                                                           37,600           1,123,300
  aElectronic Arts, Inc.                                                                     340,000          11,517,500
  aInfinity Financial Technology, Inc.                                                       296,700           4,561,763
  aIntegrated Systems, Inc.                                                                  280,000           4,935,000
  aMercury Interactive Corp.                                                                 350,000           7,875,000
  aMetacreations Corp.                                                                       375,000           5,437,500
  aOracle Corp.                                                                              300,000          10,734,390
  aParametric Technology Co.                                                                 180,000           7,942,500
  aPhoenix Technologies, Ltd.                                                                135,000           2,075,625
  aPremenos Technology Corp.                                                                 475,500           6,062,625
  aRemedy Corp.                                                                              215,000          10,105,000
  aSterling Commerce, Inc.                                                                   200,000           6,637,500
  aSynopsys, Inc.                                                                            275,000          10,690,625
  aVantive Corp.                                                                             220,000           5,555,000
                                                                                                           -------------
                                                                                                             119,520,178
                                                                                                           -------------
   Transportation  3.1%
   Air Express International Corp.                                                           225,000           6,890,625
   Circle International Group, Inc.                                                          181,400           4,557,675
   Expeditors International of Washington, Inc.                                              200,000           7,350,000
                                                                                                           -------------
                                                                                                              18,798,300
                                                                                                           -------------
   Utilities  2.4%
  aAirTouch Communications, Inc.                                                             180,000           6,952,500
   California Water Service Co.                                                               90,000           4,460,625
   Southern California Water Co.                                                             140,000           3,071,250
                                                                                                           -------------
                                                                                                              14,484,375
                                                                                                           -------------
   Total Common Stocks (Cost $450,765,413)                                                                   515,059,650
                                                                                                           -------------
a,cConvertible Bonds  1.6
   Heartport, Inc., cvt. deb., 144A, 7.25%, 5/01/04                                      $ 3,500,000         $ 3,714,375
   Hexcel Corp., cvt. sub. notes, 7.00%, 8/01/03                                           2,000,000           3,605,000
   US Filter Corp., cvt. sub. notes, 4.50%, 12/15/01                                       2,200,000           2,604,250
                                                                                                           -------------
   Total Convertible Bonds (Cost $7,891,173)                                                                   9,923,625
                                                                                                           -------------
   Total Long Term Investments (Cost $458,656,586)                                                           524,983,275
                                                                                                           -------------

  eRepurchase Agreement  13.8%
   Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $83,638,102) (Cost $83,598,595)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $1,145,542)
    B.A. Securities, Inc., (Maturity Value $8,592,975)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $8,592,975)
    Bear, Stearns & Co., Inc., (Maturity Value $5,155,785)
    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $8,592,975)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $8,592,975)
    Fuji Securities, Inc., (Maturity Value $8,592,975)
    Lehman Brothers, Inc., (Maturity Value $8,592,975)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $8,592,975)
    SBC Warburg, Inc., (Maturity Value $8,592,975)
    UBS Securities L.L.C., (Maturity Value $8,592,975)
     Collateralized by U.S. Treasury Bills & Notes                                        83,598,595          83,598,595
                                                                                                           -------------
   Total Investments (Cost $542,255,181)  100.2%                                                             608,581,870
   Other Assets, less Liabilities  (.2%)                                                                      (1,108,232)
                                                                                                           -------------
   Net Assets  100.0%                                                                                       $607,473,638
                                                                                                           =============



aNon-income producing.
bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.
cSee Note 8 regarding restricted securities.
eSee Note 1(c) regarding joint repurchase agreement.
gSee Note 9 regarding holdings of 5% voting securities.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights
Franklin Global Health Care Fund

                                                                             CLASS I
                                            ----------------------------------------------------------------------
                                           Six Months Ended
                                           October 31, 1997               YEAR ENDED APRIL 30,
                                                               ---------------------------------------------------
                                              (UNAUDITED)      1997         1996      1995       1994       1993
                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period            $16.11        $19.34       $11.45     $10.43     $8.88      $8.84
                                            ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                     (.05)         (.06)         .11        .08       .07        .09
 Net realized and unrealized gains (losses)       4.76         (2.75)        8.96       1.56      1.86        .04
                                            ----------------------------------------------------------------------
Total from investment operations                  4.71         (2.81)        9.07       1.64      1.93        .13
                                            ----------------------------------------------------------------------
Less distributions from:
 Net investment income                              --          (.04)        (.12)      (.06)     (.08)      (.09)
 Net realized gains                                 --          (.38)       (1.05)      (.56)     (.30)        --
                                            ----------------------------------------------------------------------
Total distributions                                 --          (.42)       (1.18)      (.62)     (.38)      (.09)
                                            ----------------------------------------------------------------------
Net asset value, end of period                   20.82         16.11        19.34      11.45     10.43       8.88
                                            ======================================================================

Total return*                                    29.24%       (14.71%)      82.78%     16.33%    21.93%      1.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)             $192,560        $150,653     $108,914    $12,906   $5,795      $3,422
Ratio to average net assets:
 Expenses                                         1.14%**       1.14%         .73%       .25%      .10%        --
 Expenses excluding waiver and
  payments by affiliate                           1.14%**       1.14%        1.16%      1.37%     1.74%      2.16%
 Net investment income (loss)                     (.50%)**      (.39%)        .50%       .80%      .68%      1.13%
Portfolio turnover rate                          47.73%        73.17%       54.78%     93.79%   110.82%     62.74%
Average commission rate paid***                   $.0490        $.0368       $.0709       --        --         --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end
1996 disclosure of average commission rate was not required.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Health Care Fund (cont.)

                                                                                            CLASS II
                                                                             -------------------------------
                                                                            Six Months Ended
                                                                            October 31, 1997    YEAR ENDED APRIL 30,
                                                                               (UNAUDITED)          19977
                                                                             -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                            $ 16.07            $ 17.37
                                                                             -------------------------------
Income from investment operations:
 Net investment loss                                                               (.10)              (.07)
 Net realized and unrealized gains                                                 4.70               (.85)
                                                                             -------------------------------
Total from investment operations                                                   4.60               (.92)
                                                                             -------------------------------
Less distributions from:
 Net realized gains                                                                  --               (.38)
                                                                             -------------------------------
Net asset value, end of period                                                    20.67              16.07
                                                                             ===============================
Total return*                                                                     28.62%             (5.47%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                               $ 20,430            $ 10,099
Ratio to average net assets:
 Expenses                                                                          1.91%**            1.92%**
 Net investment loss                                                              (1.28%)**          (1.29%)**
Portfolio turnover rate                                                           47.73%             73.17%
Average commission rate paid***                                                   $ .0490            $ .0368



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
7For the period September 3, 1996 (effective date) to April 30, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)


  Franklin Global Health Care Fund                                         COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
a,kCommon Stocks  90.3%
  aAlternate Site Providers  6.6%
   Renal Care Group, Inc.                                               United States         187,500        $ 6,281,250
   Total Renal Care Holdings, Inc.                                      United States         250,000          7,703,125
                                                                                                           -------------
                                                                                                              13,984,375
                                                                                                           -------------
  aBiotechnology  12.9%
   DepoTech Corp.                                                       United States         350,000          4,856,250
   Ligand Pharmaceuticals, Class B                                      United States         325,000          4,753,125
   Neurogen Corp.                                                       United States         165,000          3,341,250
   Serologicals Corp.                                                   United States         414,100          9,524,300
   Vertex Pharmaceuticals, Inc.                                         United States         170,000          5,015,000
                                                                                                           -------------
                                                                                                              27,489,925
                                                                                                           -------------
  aHospitals  1.8%
   Tenet Healthcare Corp.                                               United States         125,000          3,820,313
                                                                                                           -------------
   Managed Care and HMOs  1.9%
   United Healthcare Corp.                                              United States          85,000          3,936,563
                                                                                                           -------------
   Medical Technology and Supplies  16.5%
  aBoston Scientific Corp.                                             United States           60,000          2,730,000
  aCardioGenesis Corp.                                                 United States           90,000            810,000
   Cochlear, Ltd.                                                         Australia           225,000            696,217
  aESC Medical Systems, Ltd.                                               Israel             335,000         13,148,750
   Mentor Corp.                                                         United States         120,000          4,372,500
  aMolecular Devices Corp.                                             United States          270,000          5,400,000
  aOrthologic Corp.                                                    United States          500,000          2,562,500
  aPhysiometrix, Inc.                                                  United States           50,000            121,875
  aTechnical Chemicals and Products, Inc.                              United States          300,000          5,306,250
                                                                                                           -------------
                                                                                                              35,148,092
                                                                                                           -------------
  aNursing Homes  4.1%
   Assisted Living Concepts, Inc.                                       United States         200,000          4,100,000
   Centennial Healthcare Corp.                                          United States         125,000          2,593,750
   Genesis Health Ventures, Inc.                                        United States          85,000          2,082,500
                                                                                                           -------------
                                                                                                               8,776,250
                                                                                                           -------------
  aMiscellaneous  7.5%
  gCohr, Inc.                                                          United States          405,500          4,257,750
   Covance, Inc.                                                        United States         150,000          2,653,125
   Healthcare Recoveries, Inc.                                          United States         210,000          3,885,000
   Pharmaceutical Product Development, Inc.                             United States         150,000          2,662,500
   Staff Leasing, Inc.                                                  United States         105,000          2,585,625
                                                                                                           -------------
                                                                                                              16,044,000
                                                                                                           -------------
   Pharmaceuticals  4.1%
   Novartis, AG                                                          Switzerland            3,900          6,148,003
   Roche Holding, AG                                                     Switzerland              300          2,635,562
                                                                                                           -------------
                                                                                                               8,783,565
                                                                                                           -------------
  aPhysician Practice Management  4.1%
   Advanced Health Corp.                                                United States         257,200        $ 4,533,150
   Pediatrix Medical Group, Inc.                                        United States         100,000          4,225,000
                                                                                                           -------------
                                                                                                               8,758,150
                                                                                                           -------------
   Software and Information Systems  8.4%
  aAccess Health, Inc.                                                 United States          270,000          9,382,500
   HBO & Co.                                                            United States         100,000          4,350,000
  aTransitions Systems, Inc.                                           United States          200,000          4,050,000
                                                                                                           -------------
                                                                                                              17,782,500
                                                                                                           -------------
  aSpecialty Pharmaceuticals  20.5%
   Algos Pharmaceutical Corp.                                           United States         250,000          6,187,500
   Anesta Corp.                                                         United States          75,000          1,631,250
  gCIMA Labs, Inc.                                                     United States          625,000          3,710,938
   Collagenex Pharmaceuticals, Inc.                                     United States         200,000          2,400,000
   Dura Pharmaceuticals, Inc.                                           United States         150,000          7,256,250
   Ethical Holdings, Plc., ADR                                          United Kingdom        100,000            587,500
   Heska Corp.                                                          United States         125,000          1,640,625
   Inhale Therapeutic Systems                                           United States         251,400          6,850,650
   Matrix Pharmaceutical, Inc.                                          United States         156,200            624,800
   Noven Pharmaceutical, Inc.                                           United States         128,700            916,988
  gPenederm, Inc.                                                      United States          524,000          6,812,000
   PT Kalbe Farma                                                         Indonesia         1,700,000          1,037,448
   Zonagen, Inc.                                                        United States         125,000          4,093,750
                                                                                                           -------------
                                                                                                              43,749,699
                                                                                                           -------------
   Wholesalers/Distributors  1.9%
  aCapstone Pharmacy Services, Inc.                                    United States          225,000          2,390,623
   Grupo Casa Autrey, SA de CV, ADR                                          Mexico           100,000          1,712,500
                                                                                                           -------------
                                                                                                               4,103,123
                                                                                                           -------------
   Total Long Term Investments (Cost $167,177,555)                                                           192,376,555
                                                                                                           -------------


a,eRepurchase Agreement  7.1%
   Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $15,028,550) (Cost $15,021,451)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $205,837)
    B.A. Securities, Inc., (Maturity Value $1,544,033)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,544,033)
    Bear, Stearns & Co., Inc., (Maturity Value 926,416)
    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,544,033)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $1,544,033)
    Fuji Securities, Inc., (Maturity Value $1,544,033)
    Lehman Brothers, Inc., (Maturity Value $1,544,033)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $1,544,033)
    SBC Warburg, Inc., (Maturity Value $1,544,033)
    UBS Securities L.L.C., (Maturity Value $1,544,033)
     Collateralized by U.S. Treasury Bills and Notes                    United States     $15,021,451       $ 15,021,451
                                                                                                           -------------
   Total Investments (Cost $182,199,006)  97.4%                                                              207,398,006
   Other Assets, less Liabilities  2.6%                                                                        5,592,464
                                                                                                           -------------
   Net Assets  100.0%                                                                                       $212,990,470
                                                                                                           =============



aNon-income producing.
eNote 1(c) regarding joint repurchase agreements.
gSee Note 9 regarding holdings of 5% voting securities.



                       See notes to financial statements.



Franklin Strategic Series
Financial Highlights

Franklin Global Utilities Fund

                                                                             CLASS I
                                                 ------------------------------------------------------------------
                                                Six Months Ended
                                                October 31, 1997             YEAR ENDED APRIL 30,
                                                                   ------------------------------------------------
                                                  (UNAUDITED)      1997        1996       1995      1994      19931
                                                 ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $14.46         $14.28      $12.23     $12.60    $11.36   $10.00
                                                 ------------------------------------------------------------------
Income from investment operations:
 Net investment income                                 .17            .42         .37        .42       .30      .22
 Net realized and unrealized gains (losses)           1.59           1.35        2.39       (.07)     1.28     1.27
                                                 ------------------------------------------------------------------
Total from investment operations                      1.76           1.77        2.76        .35      1.58     1.49
                                                 ------------------------------------------------------------------
Less distributions from:
 Net investment income                                (.23)          (.38)       (.39)      (.36)     (.30)    (.13)
 Net realized gains                                     --          (1.21)       (.32)      (.36)     (.04)      --
                                                 ------------------------------------------------------------------
Total distributions                                   (.23)         (1.59)       (.71)      (.72)     (.34)    (.13)
                                                 ------------------------------------------------------------------
Net asset value, end of period                       15.99          14.46       14.28      12.23     12.60    11.36
                                                 ==================================================================

Total return*                                        12.18%         12.94%      23.27%      3.17%    14.04%   18.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $186,221      $174,023    $167,225   $119,250   $124,188   $14,227
Ratio to average net assets:
 Expenses                                             1.05%**        1.00%       1.04%      1.12%      .84%      --
 Expenses excluding waiver and
  payments by affiliate                               1.05%**        1.00%       1.04%      1.12%     1.28%    1.51%**
 Net investment income                                2.00%**        2.82%       2.85%      3.47%     2.95%    3.89%**
Portfolio turnover rate                              30.24%         47.55%      50.51%     16.65%    16.28%      --
Average commission rate paid***                       $.0320         $.0150      $.0313       --        --       --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end
1996 disclosure of average commission rate was not required.
1For the period July 2, 1992 (effective date) to April 30, 1993.



Franklin Global Utilities Fund (cont.)
                                                                                       CLASS II
                                                                         -------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1997    YEAR ENDED APRIL 30,
                                                                           (UNAUDITED)      1997        1996
                                                                         -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                         $14.37         $14.24      $12.23
                                                                         -------------------------------------
Income from investment operations:
 Net investment income                                                          .11            .32         .37
 Net realized and unrealized gains                                             1.59           1.33        2.32
                                                                         -------------------------------------
Total from investment operations                                               1.70           1.65        2.69
                                                                         -------------------------------------
Less distributions from:
 Net investment income                                                         (.18)          (.31)       (.36)
 Net realized gains                                                              --          (1.21)       (.32)
                                                                         -------------------------------------
Total distributions                                                            (.18)         (1.52)       (.68)
                                                                         -------------------------------------
Net asset value, end of period                                                15.89          14.37       14.24
                                                                         =====================================

Total return*                                                                 11.84%         12.04%      22.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                           $11,505        $8,467       $2,727
Ratio to average net assets:
 Expenses                                                                      1.82%**        1.77%       1.81%
 Net investment income                                                         1.20%**        1.98%       2.10%
Portfolio turnover rate                                                       30.24%         47.55%      50.51%
Average commission rate paid***                                               $ .0320        $ .0150     $ .0313



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)


                                                                                               SHARES/
  Franklin Global Utilities Fund                                                 COUNTRY       RIGHTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
  aCommon Stocks and Rights  94.6%
   Electric & Gas Utilities  52.3%
  aAES Corp.                                                                  United States   140,000       $ 5,547,500
  aBeijing Datang Power Generation Co., Ltd.                                      China       509,000           256,755
   BSES, Ltd., 144A                                                           United States    21,400           358,450
   CINergy Corp.                                                              United States    67,000         2,211,000
   Companhia Energetica de Minas Gerais, Sponsored ADR                           Brazil        11,900           474,942
   Companhia Paranaense de Energia-Copel, Sponsored ADR                          Brazil        41,700           497,794
   Dominion Resources, Inc.                                                   United States    44,700         1,662,281
   Duke Energy Corp.                                                          United States   155,701         7,512,573
  aElectricidade Sao Paulo                                                       Brazil     7,500,000         1,278,970
   Electricidade Sao Paulo, rights                                               Brazil     1,800,750             6,534
   Empresa Nacional de Electricidad, SA, Sponsored ADR                            Chile       160,000         3,220,000
   Enron Corp.                                                                United States   127,000         4,826,000
   Entergy Corp.                                                              United States    77,000         1,881,688
   Espoon Sahko Oy, 144A                                                      United States   195,000         5,201,762
   EVN Energie-Versorgung Niederoesterreich, AG                                  Austria        3,360           389,934
   Florida Progress Corp.                                                     United States   105,000         3,419,063
   FPL Group, Inc.                                                            United States    39,000         2,015,813
   Hong Kong Electric Holdings, Ltd.                                            Hong Kong     687,500         2,329,755
  aHuaneng Power International, Inc., Sponsored ADR                               China        62,000         1,364,000
   Korea Electric Power Corp.                                                  South Korea     25,530           362,447
   Light Servicos de Eletricidade, SA                                            Brazil     2,750,000           912,967
   MCN Corp.                                                                  United States    26,700           924,488
   MidAmerican Energy Holdings Co.                                            United States    43,600           779,350
   National Fuel Gas Co.                                                      United States   109,000         4,809,625
   National Power, Plc.                                                      United Kingdom    97,500           807,265
   New Century Energies, Inc.                                                 United States    50,000         2,087,500
   New Jersey Resources Corp.                                                 United States   125,400         4,059,825
   Northwestern Public Service Co.                                            United States   120,000         2,400,000
  aNRG Generating (U.S.), Inc.                                                United States    35,200           686,400
   OGE Energy Corp.                                                           United States    32,700         1,583,906
   Pacific Enterprises                                                        United States   126,000         4,118,625
   Pacific Gas & Electric Co.                                                 United States   100,000         2,556,250
   Pinnacle West Capital Corp.                                                United States    60,000         2,088,750
   PowerGen, Plc.                                                            United Kingdom   102,000         1,132,021
   RWE, AG                                                                       Germany       70,000         3,080,114
   Scottish Power, Plc.                                                      United Kingdom   180,000         1,342,360
   Shandong Huaneng Power Co., Ltd., Sponsored ADR                                China        45,600           339,150
   SIG Corp., Inc.                                                            United States    61,800         1,614,525
   Sonat, Inc.                                                                United States    85,000         3,904,688
   Southern Co.                                                               United States   146,500         3,360,344
   Southern Electric, Plc.                                                   United Kingdom    95,446           731,010
   TECO Energy, Inc.                                                          United States   126,900         3,029,738
   Texas Utilities Co.                                                        United States    86,400         3,099,600
   TNP Enterprises, Inc.                                                      United States   140,000         3,552,500
   Tokyo Electric Power Co.                                                       Japan        48,000           917,324
   Tokyo Gas Co., Ltd.                                                            Japan       700,000         1,605,318
   Transportadora de Gas del Sur, SA, Sponsored ADR                             Argentina     179,000         1,689,313
   Electric & Gas Utilities (cont.)
   Viag, AG                                                                      Germany        2,600       $ 1,214,178
   Western Resources, Inc.                                                    United States     1,700            63,325
   Wing Shan International, Ltd.                                                Hong Kong     340,000            41,777
                                                                                                           -------------
                                                                                                            103,349,497
                                                                                                           -------------
   Telecommunications Services  42.3%
  aAirTouch Communications, Inc.                                              United States   135,150         5,220,169
   Alcatel Alsthom                                                               France         5,000           603,303
   Ameritech Corp.                                                            United States    10,000           650,000
  aArch Communications Group, Inc.                                            United States   285,000         2,173,125
  aAscend Communications, Inc.                                                United States    13,300           359,100
   AT&T Corp.                                                                 United States    40,000         1,957,500
   Bellsouth Corp.                                                            United States    50,000         2,365,625
  aChina Telecom (Hong Kong), Ltd., Sponsored ADR                               Hong Kong     109,900         3,558,013
  aEsprit Telecom Group, Plc., ADR                                           United Kingdom   173,700           868,500
  aFrance Telecom, SA                                                            France        34,700         1,313,225
  aGrupo Iusacell, SA, Series D                                                  Mexico        44,400            56,129
  aGrupo Iusacell, SA, Series L, Sponsored ADR                                   Mexico        73,000         1,314,000
   GTE Corp.                                                                  United States    30,000         1,273,125
   Hellenic Telecommunications Organization, SA                                  Greece       266,585         5,569,147
   Hong Kong Telecommunications, Ltd.                                           Hong Kong     703,000         1,345,716
  aICG Communications, Inc.                                                   United States   320,000         7,360,000
  aItron, Inc.                                                                United States   104,500         2,142,250
  aLightbridge, Inc.                                                          United States   180,000         2,610,000
  aNCR Corp.                                                                  United States     4,375           132,617
  aPaging Network, Inc.                                                       United States   275,000         3,403,125
   Pakistan Telecommunications Corp., Sponsored GDR                             Pakistan        3,127           257,978
   Philippine Long Distance Telephone Co., Sponsored ADR                       Philippines     10,835           262,758
   Portugal Telecom, SA                                                         Portugal      119,900         4,919,411
  aPrimus Telecommunications Group, Inc.                                      United States   121,500         1,442,813
   PT Indosat                                                                   Indonesia     750,000         1,690,361
   PT Indosat, ADR                                                              Indonesia      21,200           502,175
  aRural Cellular Corp., Class A                                              United States    95,700         1,148,400
   SBC Communications, Inc.                                                   United States    82,900         5,274,513
   Tele Danmark, A/S, Class B                                                    Denmark        7,830           459,598
   Tele Danmark, A/S, Sponsored ADR                                              Denmark      133,540         3,872,660
  aTelecel-Comunicacaoes Pessoais, SA                                           Portugal       15,300         1,383,395
   Telecom de Argentina, SA, Sponsored ADR                                      Argentina     139,500         3,531,094
   Telecom Italia, SpA                                                            Italy     1,004,767         4,046,368
   Telecomunicacoes Brasileiras, SA, Sponsored ADR                               Brazil        16,000         1,624,000
   Telefonica de Argentina, ADS                                                 Argentina      20,400           573,750
   Telefonica de Espana, Sponsored ADR                                            Spain        24,850         2,043,904
   Telefonica del Peru, SA, Sponsored ADR                                         Peru        169,000         3,337,750
   Total Access Communication Public Co., Ltd.                                  Thailand      600,000         1,146,000
   Videsh Sanchar Nigam, Ltd., Sponsored GDR, 144A                                India       140,000         1,925,000
                                                                                                           -------------
                                                                                                             83,716,597
                                                                                                           -------------
   Total Common Stocks and Rights (Cost $162,680,132)                                                       187,066,094
                                                                                                           -------------
  aConvertible Preferred Stocks  1.1%
   Telecommunications
  cCMS Energy Corp., cvt. pfd                                                 United States    35,000       $ 1,878,692
   Compania Inversiones Telecommunications, 7.00%, cvt. pfd., 144A              Argentina       6,900           386,400
                                                                                                           -------------
   Total Convertible Preferred Stock (Cost $2,246,800)                                                        2,265,092
                                                                                                           -------------
   Total Long Term Investments (Cost $164,926,932)                                                          189,331,186
                                                                                                           -------------



                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                           -----------
  eRepurchase Agreement 3.9%
   Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $7,695,659) (Cost $7,692,024)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $105,431)
    B.A. Securities, Inc., (Maturity Value $790,652)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $790,652)
    Bear, Stearns & Co., Inc., (Maturity Value $474,360)
    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $790,652)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $790,652)
    Fuji Securities, Inc., (Maturity Value $790,652)
    Lehman Brothers, Inc., (Maturity Value $790,652)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $790,652)
    SBC Warburg, Inc., (Maturity Value $790,652)
    UBS Securities L.L.C., (Maturity Value $790,652)
     Collateralized by U.S. Treasury Bills & Notes                             United States $7,692,024       7,692,024
                                                                                                           -------------
   Total Investments (Cost $172,618,956)  99.6%                                                             197,023,210
   Other Assets, less Liabilities  .4%                                                                          702,592
                                                                                                           -------------
   Net Assets  100.0%                                                                                      $197,725,802
                                                                                                           =============



aNon-income producing.
cSee Note 8 regarding restricted securities.
eSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin MidCap Growth Fund

                                                                                     CLASS I
                                                       ---------------------------------------------------------------
                                                      Six Months Ended
                                                      October 31, 1997             YEAR ENDED APRIL 30,
                                                                         ---------------------------------------------
                                                         (UNAUDITED)     1997         1996         1995          19946
                                                       ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $13.34        $14.24       $10.81        $10.05      $10.00
                                                       ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                  --          (.02)         .18           .21         .15
 Net realized and unrealized gains                           3.22           .93         3.59           .77         .01
                                                       ---------------------------------------------------------------
Total from investment operations                             3.22           .91         3.77           .98         .16
                                                       ---------------------------------------------------------------
Less distributions from:
 Net investment income                                         --          (.05)        (.21)         (.20)       (.08)
 Net realized gains                                            --         (1.76)        (.13)         (.02)       (.03)
                                                       ---------------------------------------------------------------
Total distributions                                            --         (1.81)        (.34)         (.22)       (.11)
                                                       ---------------------------------------------------------------
Net asset value, end of period                              16.56         13.34        14.24         10.81       10.05
                                                       ===============================================================

Total return*                                               24.14%         6.31%       35.40%        10.06%       1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                         $20,528         $12,853      $7,575       $5,591       $5,079
Ratio to average net assets:
 Expenses                                                    1.12%**       1.07%         .16%          --          --
 Expenses excluding waiver and payments by affiliate         1.12%**       1.07%         .96%          .98%        .91%**
 Net investment income (loss)                                (.04%)**      (.22%)       1.42%         2.12%       2.21%**
Portfolio turnover rate                                     25.70%        76.35%      102.65%       163.54%      70.53%
Average commission rate paid***                              $.0575        $.0550       $.0467          --          --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end
1996 disclosure of average commission rate was not required.
6For the period August 17, 1993 (effective date) to April 30, 1994.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)


 Franklin MidCap Growth Fund                                                                  SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  aCommon Stocks  90.1%
   Consumer Durables  7.1%
   Clayton Homes, Inc.                                                                        10,875           $ 178,758
   Callaway Golf Co.                                                                           6,500             209,625
  aCannondale Corp.                                                                            9,000             199,125
  aElectronic Arts, Inc.                                                                       5,000             169,375
  aJones Apparel Group, Inc.                                                                   5,000             254,375
   K2, Inc.                                                                                    8,000             202,500
  aTommy Hilfiger Corp.                                                                        5,900             233,419
                                                                                                           -------------
                                                                                                               1,447,177
                                                                                                           -------------
   Consumer Non-Durables  2.2%
  aConsolidated Cigar Holdings, Inc.                                                           7,100             278,675
   Estee Lauder Cos., Class A                                                                  4,000             177,750
                                                                                                           -------------
                                                                                                                 456,425
                                                                                                           -------------
   Commercial Services  4.8%
  aApplied Graphic Technologies, Inc.                                                          2,200             117,700
   Norrell Corp.                                                                               6,200             180,575
  aRobert Half International, Inc.                                                             6,900             282,469
  aSylvan Learning Systems, Inc.                                                               4,800             202,200
  aValassis Communications, Inc.                                                               7,000             206,500
                                                                                                           -------------
                                                                                                                 989,444
                                                                                                           -------------
   Consumer Services  10.6%
  aCable & Wireless Communications, Plc., ADR (United Kingdom)                                 5,481              99,686
  aCapStar Hotel Co.                                                                           7,700             272,869
  aCUC International, Inc.                                                                    11,500             339,250
  aDeVry, Inc.                                                                                 8,100             213,638
  aEducation Management Corp.                                                                  5,500             143,000
  aHost Marriott Corp.                                                                        13,000             271,375
  aMirage Resorts, Inc.                                                                        8,400             210,000
   McClatchy Newspaper, Inc.                                                                   6,000             196,875
  aPrime Hospitality Corp.                                                                    12,500             254,688
  aStarbucks Corp.                                                                             5,500             181,500
                                                                                                           -------------
                                                                                                               2,182,881
                                                                                                           -------------
  aElectronic Technology  5.2%
   Computer Sciences Corp.                                                                     2,500             177,344
   ICG Communications, Inc.                                                                   10,800             248,400
   Komag, Inc.                                                                                 9,600             166,200
   Newbridge Networks Corp.                                                                    5,100             270,300
   Tellabs, Inc.                                                                               3,750             202,500
                                                                                                           -------------
                                                                                                               1,064,744
                                                                                                           -------------
   Energy Minerals  2.5%
  aBarrett Resources Corp.                                                                     8,000             281,500
   Devon Energy Corp.                                                                          5,000             223,750
                                                                                                           -------------
                                                                                                                 505,250
                                                                                                           -------------
   Financials  8.4%
   BankBoston Corp.                                                                            2,600           $ 210,763
   Countrywide Credit Industries, Inc.                                                         5,500             188,719
  aEVEREN Capital Corp.                                                                        5,000             188,750
  aFirst International Bancorp, Inc.                                                             500               8,125
  aFirst USA Paymentech, Inc.                                                                  3,900              68,738
   Hartford Life, Inc.                                                                         4,600             169,913
  aHomeSide, Inc.                                                                             11,100             297,619
   Providian Financial Corp.                                                                   6,500             240,500
   Republic New York Corp.                                                                     1,500             158,719
   The PMI Group, Inc.                                                                         3,000             181,313
                                                                                                           -------------
                                                                                                               1,713,159
                                                                                                           -------------
  aHealthcare Services  1.5%
   HEALTH SOUTH Rehabilitation Corp.                                                           5,600             143,150
   PacifiCare Health Systems, Inc., Class B                                                    2,700             174,825
                                                                                                           -------------
                                                                                                                 317,975
                                                                                                           -------------
   Health Technology  1.2%
   Mentor Corp.                                                                                6,800             247,775
                                                                                                           -------------
   Industrial Services  9.6%
  aAES Corp.                                                                                   7,200             285,300
  aDiamond Offshore Drilling, Inc.                                                             5,400             336,150
  aEVI, Inc.                                                                                   3,200             205,400
   Granite Construction, Inc.                                                                  5,850             123,581
  aIspat International, NV (Netherlands)                                                       3,200              81,000
   Transocean Offshore, Inc.                                                                   5,800             313,200
  aUSA Waste Services, Inc.                                                                    5,500             203,500
  aVarco International, Inc.                                                                   6,800             414,375
                                                                                                           -------------
                                                                                                               1,962,506
                                                                                                           -------------
   Process Industries  2.4%
   BetzDearborn, Inc.                                                                          2,600             166,725
   Bowater, Inc.                                                                               3,200             133,800
  aUCAR International, Inc.                                                                    5,000             187,500
                                                                                                           -------------
                                                                                                                 488,025
                                                                                                           -------------
   Producer Manufacturing  3.3%
  aGentex Corp.                                                                                8,600             210,700
   Mark IV Industries, Inc.                                                                    9,850             238,863
  aUS Filter Corp.                                                                             5,800             232,725
                                                                                                           -------------
                                                                                                                 682,288
                                                                                                           -------------
   Real Estate Investment Trusts  3.4%
   Arden Realty Group, Inc.                                                                    8,000             244,000
   Charles E. Smith Residential Realty, Inc.                                                   5,800             197,925
   Meridian Industrial Trust, Inc.                                                             7,200             166,050
  aSecurity Capital Group, Inc., Class B                                                       2,900              92,800
                                                                                                           -------------
                                                                                                                 700,775
                                                                                                           -------------
   Retail  6.5%
  aCost Plus, Inc.                                                                            10,000           $ 271,250
  aGuitar Center, Inc.                                                                         5,000             108,750
  aSafeway, Inc.                                                                               4,000             232,500
  aSaks Holdings, Inc.                                                                        11,300             241,538
   Talbots, Inc.                                                                              10,000             240,000
  aWest Marine, Inc.                                                                          11,800             247,800
                                                                                                           -------------
                                                                                                               1,341,838
                                                                                                           -------------
   Semiconductors  6.2%
  aAdaptec, Inc.                                                                               5,700             276,094
  aAltera Corp.                                                                                3,100             137,563
  aAnalog Devices, Inc.                                                                        6,666             203,730
   Linear Technology Corp.                                                                     3,700             232,638
  aVLSI Technology, Inc.                                                                       7,000             207,375
  aXilinx, Inc.                                                                                6,500             221,803
                                                                                                           -------------
                                                                                                               1,279,203
                                                                                                           -------------
  aTechnology Services  5.9%
   Affiliated Computer Services, Inc., Class A                                                 4,500             113,063
   BMC Software, Inc.                                                                          3,000             181,125
   Parametric Technology Corp.                                                                 5,700             251,513
   Remedy Corp.                                                                                5,000             235,000
   Sterling Commerce, Inc.                                                                     4,711             156,346
   Synopsys, Inc.                                                                              7,000             272,125
                                                                                                           -------------
                                                                                                               1,209,172
                                                                                                           -------------
   Transportation  5.9%
  aC.H. Robinson Worldwide, Inc.                                                              12,000             264,000
   Expeditors International of Washington, Inc.                                                8,300             305,025
   Illinois Central Corp.                                                                      5,500             195,938
   Pittston Burlington Group                                                                   7,800             212,063
   Teekay Shipping Corp.                                                                       7,300             233,600
                                                                                                           -------------
                                                                                                               1,210,626
                                                                                                           -------------
   Utilities  3.4%
  aMillicom International Cellular, SA (Luxembourg)                                            4,800             201,600
  aPaging Network, Inc.                                                                       22,000             272,250
   Sonat, Inc.                                                                                 5,000             229,688
                                                                                                           -------------
                                                                                                                 703,538
                                                                                                           -------------
   Total Long Term Investments (Cost $14,618,413)                                                             18,502,801
                                                                                                           -------------



  eRepurchase Agreement  9.1%
    Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $1,858,119) (Cost $1,857,241)
     Aubrey G. Lanston & Co., Inc., (Maturity Value $25,457)
     B.A. Securities, Inc., (Maturity Value $190,903)
     Barclays de Zoete Wedd Securities, Inc., (Maturity Value $190,903)
     Bear, Stearns & Co., Inc., (Maturity Value $114,535)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $190,903)
     Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $190,903)
     Fuji Securities, Inc., (Maturity Value $190,903)
     Lehman Brothers, Inc., (Maturity Value $190,903)
     Sanwa Securities (USA) Co., L.P., (Maturity Value $190,903)
     SBC Warburg, Inc., (Maturity Value $190,903)
     UBS Securities L.L.C., (Maturity Value $190,903)
      Collateralized by U.S. Treasury Bills and Notes                                      $1,857,241        $ 1,857,241
                                                                                                           -------------
   Total Investments (Cost $16,475,654)  99.2%                                                                20,360,042
   Other Assets, less Liabilities  .8%                                                                           168,433
                                                                                                           -------------
   Net Assets  100.0%                                                                                        $20,528,475
                                                                                                           =============



aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Natural Resources Fund
                                                                                      Class I
                                                                      ---------------------------------------
                                                                      Six Months Ended
                                                                      October 31, 1997   Year Ended April 30,
                                                                        (unaudited)   1997     19963
                                                                      ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                       $14.07    $13.14    $10.00
                                                                      ---------------------------------------
Income from investment operations:
 Net investment income                                                        .05       .09       .08
 Net realized and unrealized gains (losses)                                  3.04      1.25      3.22
                                                                      ---------------------------------------
Total from investment operations                                             3.09      1.34      3.30
                                                                      ---------------------------------------
Less distributions from:
 Net investment income                                                       (.08)     (.09)     (.06)
 Net realized gains                                                            --      (.32)     (.09)
                                                                      ---------------------------------------
Total distributions                                                          (.08)     (.41)     (.16)
                                                                      ---------------------------------------
Net asset value, end of period                                              17.08     14.07     13.14
                                                                      =======================================

Total return*                                                               22.00%    10.23%    33.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                          $61,206   $45,386    $9,909
Ratio to average net assets:
 Expenses                                                                     .96%**    .98%      .99%
 Expenses excluding waiver and payments by affiliate                         1.24%**   1.31%     1.77%
 Net investment income                                                        .56%**    .72%     1.16%
Portfolio turnover rate                                                     35.95%    46.31%    59.04%
Average commission rate paid***                                             $ .0294    $.0331    $.0052



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
3For the period June 5, 1995 (effective date) to April 30, 1996.



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Natural Resources Fund (cont.)
                                                                            Advisor Class
                                                                 --------------------------------------
                                                               Six Months Ended
                                                               October 31, 1997    Year Ended April 30,
                                                                  (unaudited)        19978
                                                                 --------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                                $14.07           $14.66
                                                                 --------------------------------------
Income from investment operations:
 Net investment income                                                 .07               --
 Net realized and unrealized gains (losses)                           3.05             (.59)
                                                                 --------------------------------------
Total from investment operations                                      3.12             (.59)
                                                                 --------------------------------------
Less distributions from:
 Net investment income                                                (.10)              --
                                                                 --------------------------------------
Net asset value, end of period                                       17.09            14.07
                                                                 ======================================

Total return*                                                        22.26%           (4.02%)

Ratios/supplemental data
Net assets, end of period (000's)                                   $1,762           $1,123
Ratio to average net assets:
 Expenses                                                              .64%**           .64%**
 Expenses excluding waiver and payments by affiliate                  1.02%**           .86%**
 Net investment income                                                 .86%**          1.03%**
Portfolio turnover rate                                              35.95%           46.31%
Average commission rate paid***                                       $.0294           $.0331



*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
8For the period January 2, 1997 (effective date) to April 30, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)

                                                                                                SHARES,
                                                                                               WARRANTS,
   Franklin Natural Resources Fund                                               COUNTRY       & RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
  aCommon Stocks, Warrants, and Rights  92.2%
   Chemicals  9.8%
  aAirGas, Inc.                                                               United States      20,000       $ 311,250
   Avery Dennison Corp.                                                       United States      16,400         652,925
   BetzDearborn, Inc.                                                         United States       9,000         577,125
   Cabot Corp.                                                                United States      16,000         393,000
   DuPont (EI) De Nemours & Co.                                               United States       4,000         227,500
   Hanna (M.A.) Co.                                                           United States      17,000         437,750
   IMC Global, Inc.                                                           United States      22,500         757,969
   Monsanto Co.                                                               United States      12,000         513,000
   Potash Corp. of Saskatchewan, Inc.                                            Canada           8,885         728,015
   Praxair, Inc.                                                              United States      18,400         801,550
   Sigma-Aldrich                                                              United States      22,000         772,750
                                                                                                           -------------
                                                                                                              6,172,834
                                                                                                           -------------
  aEngineering & Construction/Basic Materials  1.9%
   Atchison Casting Corp.                                                     United States      13,500         277,594
   Denison Intl Plc., ADR                                                    United Kingdom      22,600         426,575
   Owens-Illinois, Inc.                                                       United States      12,500         431,250
   Unova, Inc.                                                                United States       4,000          75,000
                                                                                                           -------------
                                                                                                              1,210,419
                                                                                                           -------------
   Forest Products and Paper  3.2%
  aAsia Pulp & Paper Co., Ltd., ADR                                             Singapore        50,800         577,850
   Bowater, Inc.                                                              United States       5,600         234,150
   Champion International Corp.                                               United States       5,400         298,013
   Crown Cork & Seal Co., Inc.                                                United States      15,000         675,938
   Willamette Industries, Inc.                                                United States       7,000         231,438
                                                                                                           -------------
                                                                                                              2,017,389
                                                                                                           -------------
   Iron/Steel  5.9%
   Carpenter Technology Corp.                                                 United States      12,200         590,175
   Cia Vale Do Rio Doce, Sponsored ADR                                           Brazil          22,000         425,053
  aGibraltar Steel Corp.                                                      United States      20,500         484,313
  aIspat International, NV                                                     Netherlands       17,200         435,375
   J&L Specialty Steel, Inc.                                                  United States      19,000         239,875
   Pohang Iron & Steel Co., Ltd., ADR                                          South Korea       23,800         386,750
  aUCAR International, Inc.                                                   United States      21,400         802,500
   Worthington Industries, Inc.                                               United States      18,000         372,375
                                                                                                           -------------
                                                                                                              3,736,416
                                                                                                           -------------
   Metal - Diversified  4.0%
  aAustral Coal Holdings                                                        Australia     1,313,000         378,580
   Freeport-McMoran Copper & Gold, Inc., Class A                              United States      11,700         269,831
   Freeport-McMoran Copper & Gold, Inc., Class B                              United States       8,000         191,000
   Orogen Minerals, Inc.                                                        Australia        50,000         109,004
  aOrogen Minerals, Ltd., ADR                                                   Australia         3,800          82,843
   Pasminco, Ltd.                                                               Australia       140,000         173,281
  aPasminco, Ltd., rights                                                       Australia        40,000           3,516
   Metal - Diversified (cont.)
  aRio Tinto, Plc.                                                           United Kingdom      40,000       $ 516,073
  aRMI Titanium Co.                                                           United States       9,000         213,750
  aTenke Mining Corp.                                                            Canada          30,000          76,631
  aTenke Mining Corp., warrants                                                  Canada           4,500              --
  aTitanium Metals Corp.                                                      United States      16,300         509,375
                                                                                                           -------------
                                                                                                              2,523,884
                                                                                                           -------------
   Mining - Precious Metals  7.1%
   Ashanti Goldfields Co., Ltd., Sponsored GDR                                    Ghana          13,612         134,419
  aAsquith Resources, Inc.                                                       Canada         385,800          65,698
   Barrick Gold Corp.                                                            Canada          28,000         575,750
  aBema Gold Corp.                                                               Canada          34,000         108,561
  aCanyon Resources Corp., units                                              United States      14,000          23,625
   Compania de Minas Buenaventura, SA                                             Peru            8,500         152,469
   Compania de Minas Buenaventure, SA, Class A                                    Peru            3,699          32,153
  aCompania de Minas Buenaventure, SA, Class B                                    Peru            1,235          11,417
   De Beers Consolidated Mines, AG, ADR                                       South Africa       23,200         556,800
  aEquinox Resources, NL                                                        Australia       700,000         113,223
  aGetchell Gold Corp.                                                        United States      17,200         619,200
  aMinefinders Corp.                                                             Canada         124,300         282,229
   Newmont Mining Corp.                                                       United States      18,735         655,725
  aPangea Goldfields, Inc.                                                       Canada          44,400          78,760
   Placer Dome, Inc.                                                             Canada          42,600         660,300
  aRio Narcea Gold Mines, Ltd.                                                   Canada         103,000         317,913
   William Resources, Inc.                                                       Canada         100,000          50,378
                                                                                                           -------------
                                                                                                              4,438,620
                                                                                                           -------------
   Oil/Gas Distribution  2.9%
  aAES Corp.                                                                  United States      17,360         687,890
  aContinental Natural Gas, Inc.                                              United States      15,000         174,375
   Enron Corp.                                                                United States      14,000         532,000
   MCN Energy Group, Inc.                                                     United States       6,000         207,750
   Pacific Enterprises                                                        United States       6,600         215,738
                                                                                                           -------------
                                                                                                              1,817,753
                                                                                                           -------------
   Oil/Gas - Domestic  3.1%
   Atlantic Richfield Co. (ARCO)                                              United States      10,000         823,125
   Ultramar Diamond Shamrock Corp.                                            United States      15,200         469,300
   Unocal Corp.                                                               United States      15,400         635,250
                                                                                                           -------------
                                                                                                              1,927,675
                                                                                                           -------------
   Oil/Gas - Equipment & Services  22.6%
  aAtwood Oceanics, Inc.                                                      United States       2,200         243,650
   Baker Hughes, Inc.                                                         United States      13,000         597,188
  aCoflexip, SA, ADR                                                             France          12,000         660,000
  aComputalog, Ltd.                                                              Canada          10,000         202,221
  aCore Laboratories, NV                                                       Netherlands       12,000         480,000
   Diamond Offshore Drilling, Inc.                                            United States      19,800       1,232,550
   Oil/Gas - Equipment & Services (cont.)
  aDril-Quip                                                                  United States      10,100       $ 362,338
  aEagle Geophysical, Inc.                                                    United States      14,200         248,500
  aEVI, Inc.                                                                  United States      15,000         962,813
  aFalcon Drilling Cos., Inc.                                                 United States      11,800         429,225
  aNoble Drilling Corp.                                                       United States       8,500         302,281
  aNorton Drilling Services, Inc.                                             United States      60,000         230,628
  aParker Drilling Co.                                                        United States      25,000         370,313
  aRowan Cos., Inc.                                                           United States       8,500         330,438
  aRyan Energy Technologies, Inc.                                                Canada          35,000         320,360
  aStolt Comex Seaway, SA                                                    United Kingdom       8,300         498,000
  aTesco Corp.                                                                   Canada          27,000         503,849
   Tidewater, Inc.                                                            United States      10,500         689,719
  aTranscoastal Marine Services                                               United States      18,000         447,750
   Transocean Offshore, Inc.                                                  United States      28,000       1,512,000
  aTuboscope Vetco International Corp.                                        United States      26,600         844,550
  aUTI Energy Corp.                                                           United States      12,000         535,500
  aVarco International, Inc.                                                  United States      26,600       1,620,938
  aWeatherford Enterra, Inc.                                                  United States       6,500         331,906
  aWestern Atlas, Inc.                                                        United States       4,000         291,733
                                                                                                           -------------
                                                                                                             14,248,450
                                                                                                           -------------
   Oil/Gas - Exploration  25.1%
  aAbacan Resources Corp.                                                        Canada         186,500         562,405
  aBarrett Resources Corp.                                                    United States      45,300       1,593,994
  aBasin Exploration, Inc.                                                    United States      39,000         770,250
  aBenton Oil & Gas Co.                                                       United States      40,000         805,000
   Devon Energy Corp.                                                         United States      27,000       1,208,250
  aEncal Energy, Ltd.                                                            Canada         131,600         508,901
  aGulf Canada Res., Ltd                                                         Canada         221,000       1,850,875
  aHouston Exploration Co.                                                    United States      31,000         751,750
  aNational Energy Group, Inc.                                                United States     130,000         706,875
  aNewfield Exploration Co.                                                   United states      12,000         325,500
  aNuevo Energy Co.                                                           United States      12,000         497,250
  aOryx Energy Co.                                                            United States      46,000       1,267,875
  aPatina Oil & Gas Corp.                                                     United States      69,500         677,625
  aPetsec Energy, Ltd., ADR                                                     Australia        22,500         506,250
  aPinnacle Resources, Ltd.                                                      Canada          53,000         864,938
   Summit Resources, Ltd.                                                        Canada         148,100         683,045
  aTitan Exploration, Inc.                                                    United States      96,600       1,219,575
  aTriton Energy, Ltd.                                                        United States       5,000         195,625
  aUnited Meridian Corp.                                                      United States      24,600         834,863
                                                                                                           -------------
                                                                                                             15,830,846
                                                                                                           -------------
   Oil/Gas - International  3.2%
   Royal Dutch Petroleum Co., New York Shares                                 United States       8,400         442,050
   Total, SA, ADR                                                                France           8,640         479,520
   YPF, SA, ADR                                                                 Argentina        33,500       1,072,000
                                                                                                           -------------
                                                                                                              1,993,570
                                                                                                           -------------
   Real Estate Investment Trusts  3.4%
   Alexandria Real Estate Equities, Inc.                                      United States      16,300       $ 447,231
   Arden Realty Group, Inc.                                                   United States      15,000         457,500
   FelCor Suite Hotels, Inc.                                                  United States      10,500         384,563
   Omega Healthcare Investors, Inc.                                           United States       3,400         122,400
   Storage Trust Realty                                                       United States      22,200         567,488
   Winston Hotels, Inc.                                                       United States      12,200         166,225
                                                                                                           -------------
                                                                                                              2,145,407
                                                                                                           -------------
   Total Common Stocks, Warrants and Rights (Cost $49,655,794)                                               58,063,263
                                                                                                           -------------
   Convertible Preferred Stocks  .9%
   Timet Capital Trust $46.50 cvt., pfd., 144A                                United States       4,600         242,650
   USX Corp., $21.00 cvt., pfd.                                               United States      14,000         315,000
                                                                                                           -------------
   Total Convertible Preferred Stocks (Cost $526,650)                                                           557,650
                                                                                                           -------------


                                                                                          PRINCIPAL
                                                                                           AMOUNT*
                                                                                         -----------
   Convertible Bonds  1.1%
  aDayton Mining Corp., cvt. sub. notes, 144A, 7.00%, 4/01/02 (Cost $800,000)   Canada    $ 800,000 CAD         664,000
                                                                                                           -------------
   Total Long Term Investments ($50,982,444)                                                                 59,284,913
                                                                                                           -------------
  eRepurchase Agreement 5.8%
   Joint Repurchase Agreements, 5.671%, 11/03/97 (Maturity Value $3,662,000) (Cost $3,660,270)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $50,169)
    B.A. Securities, Inc., (Maturity Value $376,234)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $376,234)
    Bear, Stearns & Co., Inc., (Maturity Value $225,725)
    Donald, Lufkin & Jenrette Securities Corp., (Maturity Value $376,234)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $376,234)
    Fuji Securities, Inc., (Maturity Value $376,234)
    Lehman Brothers, Inc., (Maturity Value $376,234)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $376,234)
    SBC Warburg, Inc., (Maturity Value $376,234)
    UBS Securities L.L.C., (Maturity Value $376,234)
     Collateralized by U.S. Treasury Bills and Notes                          United States   3,660,270       3,660,270
                                                                                                           -------------
   Total Investments (Cost $54,642,714)  100.0%                                                              62,945,183
   Other Assets, less Liabilities                                                                                22,695
                                                                                                           -------------
   Net Assets  100.0%                                                                                       $62,967,878
                                                                                                           -------------


Currency Abbreviations
CAD - Canadian Dollar



*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights
Franklin Small Cap Growth Fund

                                                                               CLASS I
                                               ----------------------------------------------------------------
                                             Six Months Ended
                                             October 31, 1997           YEAR ENDED APRIL 30,
                                                               ------------------------------------------------
                                                (UNAUDITED)   1997       1996       1995       1994       1993
                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period              $18.96      $19.75     $14.90     $12.75     $10.22     $9.58
                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment income                               .02         .03        .01        .03        .03       .07
 Net realized and unrealized gains                  5.91         .04       6.23       3.14       2.94       .66
                                               ----------------------------------------------------------------
Total from investment operations                    5.93         .07       6.24       3.17       2.97       .73
                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income                                --        (.07)      (.01)      (.02)      (.04)     (.09)
 Net realized gains                                   --        (.80)     (1.38)     (1.00)      (.40)      --
                                               ----------------------------------------------------------------
Total distributions                                   --        (.86)     (1.39)     (1.02)      (.44)     (.09)
                                               ----------------------------------------------------------------
Net asset value, end of period                     24.89       18.96      19.75      14.90      12.75     10.22
                                               ================================================================

Total return*                                      31.28%        .14%     44.06%     27.05%     29.26%     7.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)               $2,570,492   $1,071,352   $444,912   $63,010    $23,915  $6,026
Ratio to average net assets:
 Expenses                                            .88%**      .92%       .97%       .69%       .30%       --
 Expenses excluding waiver and
 payments by affiliate                               .88%**      .92%      1.00%      1.16%      1.58%     1.95%
 Net investment income                               .23%**      .10%       .09%       .25%       .24%      .84%
Portfolio turnover rate                            26.39%      55.27%     87.92%    104.84%     89.60%    63.15%
Average commission rate paid***                     $.0466      $.0499     $.0505       --         --        --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end
1996 disclosure of average commission rate was not required.



Franklin Small Cap Growth Fund (cont.)
                                                                                     Class II
                                                                 ---------------------------------------
                                                                Six Months Ended
                                                                October 31, 1997    Year Ended April 30,
                                                                   (unaudited)      1997       19964
                                                                 ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $18.78        $19.66      $17.94
                                                                 ---------------------------------------
Income from investment operations:
 Net investment loss                                                   (.04)         (.05)       (.03)
 Net realized and unrealized gains (losses)                            5.82          (.03)       2.71
                                                                 ---------------------------------------
Total from investment operations                                       5.78          (.08)       2.68
                                                                 ---------------------------------------
Less distributions from:
 Net realized gains                                                      --          (.80)       (.96)
                                                                 ---------------------------------------
Net asset value, end of period                                        24.56         18.78       19.66
                                                                 =======================================

Total return*                                                         30.78%         (.65%)     15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $463,802      $146,164    $24,102
Ratio to average net assets:
 Expenses                                                              1.67%**       1.69%       1.76%**
 Net investment loss                                                   (.56%)**      (.70%)      (.69%)**
Portfolio turnover rate                                               26.39%        55.27%      87.92%
Average commission rate paid***                                        $.0466        $.0499      $.0505



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
4For the period October 1, 1995 (effective date) to April 30, 1996.



Franklin Small Cap Growth Fund (cont.)
                                                                        Advisor Class
                                                            ---------------------------------------
                                                          Six Months Ended
                                                          October 31, 1997     Year Ended April 30,
                                                             (unaudited)            19978
                                                            ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $18.97           $20.48
                                                            ---------------------------------------
Income from investment operations:
 Net investment income                                                  .03              .01
 Net realized and unrealized gains (losses)                            5.94            (1.52)
                                                            ---------------------------------------
Total from investment operations                                       5.97            (1.51)
                                                            ---------------------------------------
Net asset value, end of period                                        24.94            18.97
                                                            ---------------------------------------

Total return*                                                         31.47%           (7.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $69,221          $18,777
Ratio to average net assets:
 Expenses                                                               .67%**           .69%**
 Net investment income                                                  .44%**           .30%**
Portfolio turnover rate                                               26.39%           55.27%
Average commission rate paid***                                        $.0466           $.0499



*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
8For the period January 2, 1997 (effective date) to April 30 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1997 (unaudited)


  Franklin Small Cap Growth Fund                                                            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
a,cCommon Stocks  88.3%
   Commercial Services   4.3%
  aApplied Graphics Technologies, Inc.                                                      330,500        $ 17,681,750
a,gLabor Ready, Inc.                                                                        789,850          28,533,331
a,gMarquee Group, Inc.                                                                    1,327,500           6,720,469
   Norrell Corp.                                                                          1,240,000          36,115,000
  aRemedyTemp, Inc., Class A                                                                219,300           5,043,900
a,gSOS Staffing Services, Inc.                                                              672,400          13,868,250
  aValassis Communications, Inc.                                                            892,900          26,340,550
                                                                                                           -------------
                                                                                                            134,303,250
                                                                                                           -------------
  Consumer Durables  3.1%
  aBelmont Homes, Inc.                                                                      333,400           2,464,026
a,gCannondale Corp.                                                                         708,400          15,673,350
  Clayton Homes, Inc.                                                                       712,500          11,711,719
  gK2, Inc.                                                                                 860,500          21,781,406
   Oakwood Homes                                                                            500,000          13,156,250
a,gRockShox, Inc.                                                                           965,800           8,692,200
  aSola International, Inc.                                                                 534,800          18,250,050
  aSouthern Energy Homes, Inc.                                                              659,500           6,059,156
                                                                                                           -------------
                                                                                                             97,788,157
                                                                                                           -------------
  aConsumer Non-Durables  3.0%
  gConsolidated Cigar Holdings, Inc.                                                        789,600          30,991,800
   Designer Holdings, Ltd.                                                                1,033,300           8,912,213
   North Face, Inc.                                                                         486,400          11,491,200
   Tommy Hilfiger Corp.                                                                     748,900          29,628,356
   Tropical Sportswear International Corp.                                                  358,200           4,298,400
   Vans, Inc.                                                                               446,300           7,531,313
                                                                                                           -------------
                                                                                                             92,853,282
                                                                                                           -------------
  aConsumer Services  3.5%
   CapStar Hotel Co.                                                                      1,015,700          35,993,852
   DeVry, Inc.                                                                              532,400          14,042,050
   Prime Hospitality Corp.                                                                1,520,500          30,980,188
   Sylvan Learning Systems, Inc.                                                            358,600          15,106,025
   Vail Resorts, Inc.                                                                       420,100          11,684,031
                                                                                                           -------------
                                                                                                            107,806,146
                                                                                                           -------------
  aElectronic Technology  8.1%
  gCoherent, Inc.                                                                           826,700          32,241,300
   H.T.E., Inc.                                                                             207,800           3,506,625
  gHarmonic Lightwaves, Inc.                                                                961,500          12,018,750
   Infinity Financial Technology, Inc.                                                      347,600           5,344,350
   Itron, Inc.                                                                              358,900           7,357,450
   Komag, Inc.                                                                            2,535,000          43,887,188
   Natural Microsystems Corp.                                                               346,600          16,550,150
   Perceptron, Inc.                                                                         293,500           7,080,688
   Rainbow Technologies, Inc.                                                               232,900           5,735,163
   Read-Rite Corp.                                                                          431,300           8,572,088
  aElectronic Technology (cont.)
  gSpectralink Corp.                                                                      1,050,000         $ 3,806,250
   Tekelec                                                                                  805,500          33,730,313
   Tracor, Inc.                                                                             989,500          26,469,125
  gTranscrypt International, Inc.                                                           902,400          19,852,800
   Uniphase Corp.                                                                           375,000          25,171,875
                                                                                                           -------------
                                                                                                            251,324,115
                                                                                                           -------------
   Energy Minerals  7.3%
  aAbacan Resource Corp. (Canada)                                                         2,356,400           7,105,900
  aAbacan Resource Corp.                                                                  1,909,600           5,967,500
  aAtwood Oceanics, Inc.                                                                    283,300          31,375,475
  aBarrett Resources Corp.                                                                1,033,900          36,380,356
  aTom Brown, Inc.                                                                          842,800          20,859,300
   Devon Energy Corp.                                                                       364,500          16,311,375
   Lomak Petroleum, Inc.                                                                    740,000          13,736,250
  aNewfield Exploration Co.                                                                 293,900           7,972,038
  aTitan Exploration, Inc.                                                                1,645,700          20,776,963
  aVarco International, Inc.                                                              1,081,700          65,916,094
                                                                                                           -------------
                                                                                                            226,401,251
                                                                                                           -------------
   Finance   4.1%
  aAmerin Corp.                                                                             116,500           2,664,938
  aE*TRADE Group, Inc.                                                                      400,000          12,350,000
   EVEREN Capital Corp.                                                                     350,000          13,212,500
   Executive Risk, Inc.                                                                     293,500          19,334,313
  aHomeSide, Inc.                                                                         1,132,700          30,370,519
  aLife USA Holding, Inc.                                                                   191,100           3,153,150
  aRisk Capital Holdings, Inc.                                                              761,900          17,333,225
   Scor (France)                                                                            311,000          14,444,051
  aSilicon Valley Bancshares                                                                296,800          16,212,700
                                                                                                           -------------
                                                                                                            129,075,396
                                                                                                           -------------
  aHealth Services  5.0%
   Access Health, Inc.                                                                      509,950          17,720,763
  gAdvanced Health Corp.                                                                  1,259,300          22,195,163
   Capstone Pharmacy Services, Inc.                                                         807,500           8,579,688
  gHealthcare Recoveries, Inc.                                                              598,700          11,075,950
   Medaphis Corp.                                                                         1,977,800          11,990,413
   Pediatrix Medical Group, Inc.                                                            675,300          28,531,425
   Renal Care Group, Inc.                                                                   809,700          27,124,950
   Total Renal Care Holdings, Inc.                                                          341,666          10,527,604
  gTransitions Systems, Inc.                                                                909,200          18,411,300
                                                                                                           -------------
                                                                                                            156,157,256
                                                                                                           -------------
   Health Technology  4.3%
a,gDepoTech Corp.                                                                           995,700          13,815,338
a,gInhale Therapeutic Systems                                                               811,000          22,099,750
  aMegabios Corp.                                                                           145,500           2,182,500
   Health Technology (cont.)
   Mentor Corp.                                                                             700,000        $ 25,506,250
  aNeurogen Corp.                                                                           652,000          13,203,000
  aNoven Pharmaceutical, Inc.                                                                12,600              89,775
  aOrthoLogic Corp.                                                                       1,250,000           6,406,250
a,gPenederm, Inc.                                                                           531,200           6,905,600
a,gSerologicals Corp.                                                                     1,281,800          29,481,400
  aVertex Pharmaceuticals, Inc.                                                             499,200          14,726,400
                                                                                                           -------------
                                                                                                            134,416,263
                                                                                                           -------------
   Industrial Services 2.4%
  aAmerican Disposal Services, Inc.                                                         179,300           6,320,325
   Butler Manufacturing Co.                                                                 320,500          10,856,938
  gCatalytica, Inc.                                                                       1,340,033          16,750,413
  aCore Laboratories, NV (Netherlands)                                                      149,400           5,976,000
  aU.S. Liquids, Inc.                                                                       265,300           4,244,800
  aWaters Corp.                                                                             719,800          31,671,200
                                                                                                           -------------
                                                                                                             75,819,676
                                                                                                           -------------
   Non-Energy Minerals  1.5%
   Carpenter Technology Corp.                                                               452,100          21,870,338
a,gGibraltar Steel Corp.                                                                  1,012,800          23,927,400
                                                                                                           -------------
                                                                                                             45,797,738
                                                                                                           -------------
   Process Industries  1.4%
   ChemFirst, Inc.                                                                          715,000          18,053,750
  aUCAR International, Inc.                                                                 651,600          24,435,000
                                                                                                           -------------
                                                                                                             42,488,750
                                                                                                           -------------
   Producer Manufacturing  2.8%
   Easco, Inc.                                                                              378,200           4,585,675
  aGentex Corp.                                                                           1,175,700          28,804,650
  gJLG Industries, Inc.                                                                   2,662,700          33,783,006
   Roper Industries, Inc.                                                                   693,800          18,515,788
                                                                                                           -------------
                                                                                                             85,689,119
                                                                                                           -------------
   Real Estate Investment Trusts  3.9%
   Arden Realty Group, Inc.                                                                 724,300          22,091,150
   Camden Property Trust                                                                    450,000          13,500,000
   FelCor Suite Hotels, Inc.                                                                637,300          23,341,113
  gInnkeepers USA Trust                                                                   1,946,500          32,482,219
   Omega Healthcare Investors, Inc.                                                         150,000           5,400,000
   Storage Trust Realty                                                                     541,700          13,847,206
  aTower Realty Trust, Inc.                                                                 120,900           3,052,725
   Winston Hotels, Inc.                                                                     490,500           6,683,063
                                                                                                           -------------
                                                                                                            120,397,476
                                                                                                           -------------
   Retail  2.2%
  aAnnTaylor Stores Corp.                                                                   170,000           2,433,125
  aGuitar Center, Inc.                                                                      491,100          10,681,425
   Retail (cont.)
   Talbots, Inc.                                                                          1,154,700        $ 27,712,800
a,gWest Marine, Inc.                                                                      1,374,800          28,870,800
                                                                                                           -------------
                                                                                                             69,698,150
                                                                                                           -------------
  aSemiconductors and Equipment  6.0%
   Advanced Energy Industries, Inc.                                                         870,000          18,052,500
   Altera Corp.                                                                             138,100           6,128,188
   Brooks Automation, Inc.                                                                   88,800           1,970,250
   C-Cube Microsystems, Inc.                                                                230,000           5,462,500
   Etec Systems, Inc.                                                                       685,700          30,599,363
   FSI International, Inc.                                                                1,000,000          17,250,000
   Lattice Semiconductor Corp.                                                              531,500          26,608,219
   NeoMagic Corp.                                                                           560,500           8,197,313
   PMC-Sierra, Inc.                                                                         865,300          22,822,288
   PRI Automation, Inc.                                                                     412,000          15,759,000
   gTrident Microsystems, Inc.                                                            1,198,900          15,136,113
   Xilinx, Inc.                                                                             500,000          17,062,500
                                                                                                           -------------
                                                                                                            185,048,234
                                                                                                           -------------
  aTechnology Services  15.8%
  gActivision, Inc.                                                                       1,344,400          19,661,850
  gAffiliated Computer Services, Inc.                                                     1,623,400          40,787,925
   Aspen Technologies, Inc.                                                                 105,200           3,958,150
   Broderbund Software, Inc.                                                                155,200           4,500,800
   Check Point Software Technologies, Ltd.                                                  508,700          21,683,338
  gClarify, Inc.                                                                          1,297,200          16,863,600
   Computer Horizons Corp.                                                                  146,300           4,443,863
   Documentum, Inc.                                                                         191,200           5,712,100
   Electronic Arts, Inc.                                                                    837,600          28,373,700
   Envoy Corp.                                                                              605,800          16,962,400
   HNC Software, Inc.                                                                       175,700           6,500,900
   Harbinger Corp.                                                                          479,400          14,262,150
  gIntegrated Systems, Inc.                                                               2,091,300          36,859,163
   International Network Services                                                           924,500          20,339,000
   Intuit, Inc.                                                                             511,000          16,671,375
   MetaCreations Corp.                                                                      892,800          12,945,600
  gOmtool, Ltd.                                                                             984,600          12,430,575
   Paymentech, Inc.                                                                         730,000          12,866,250
   Phoenix Technologies, Ltd.                                                               640,000           9,840,000
   Remedy Corp.                                                                             610,000          28,670,000
   Sapient Corp.                                                                            305,000          16,241,250
  gSoftware Artistry, Inc.                                                                  711,500          10,850,375
   Sterling Commerce, Inc.                                                                  196,849           6,532,926
   Synopsys, Inc.                                                                           955,000          37,125,625
   Transaction Systems Architects, Inc.                                                     858,900          33,604,463
  gTrusted Information Systems, Inc.                                                      1,121,700          10,515,938
  aTechnology Services (cont.)
  gVantive Corp.                                                                          1,251,100        $ 31,590,275
  gXcelleNet, Inc.                                                                          780,100           8,483,588
                                                                                                           -------------
                                                                                                            489,277,179
                                                                                                           -------------
   Transportation  3.6%
   Air Express International Corp.                                                          711,000          21,774,375
a,gAtlantic Coast Airlines, Inc.                                                            700,000          14,787,500
  aC.H. Robinson Worldwide, Inc.                                                            854,000          18,788,000
   Circle International Group, Inc.                                                         440,000          11,055,000
   Expeditors International of Washington, Inc.                                             961,700          35,342,475
a,gMesa Air Group, Inc.                                                                   1,650,000           8,868,750
                                                                                                           -------------
                                                                                                            110,616,100
                                                                                                           -------------
  aUtilities and Communication  6.0%
  gArch Communications Group, Inc.                                                        2,000,000          15,250,000
   Comnet Cellular, Inc.                                                                    626,700          21,699,488
   HSN, Inc.                                                                                330,100          13,204,000
   ICG Communications, Inc.                                                               1,299,100          29,879,300
   Millicom International Cellular, SA (Luxembourg)                                         565,200          23,738,400
   Paging Network, Inc.                                                                   2,917,200          36,100,350
  gPrimus Telecommunications Group, Inc.                                                    913,300          10,845,438
  gRural Cellular Corp., Class A                                                            700,800           8,409,600
  gWestern Wireless Corp., Class A                                                        1,484,800          26,540,800
                                                                                                           -------------
                                                                                                            185,667,376
                                                                                                           -------------
   Total Common Stocks (Cost $2,421,843,436)                                                              2,740,624,914
                                                                                                           -------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                          -----------
   Convertible Bonds  .2%
   Atlantic Coast Airlines, 144A, 7.00%, 7/01/04                                          $ 500,000             647,500
   Vantive Corp CNV, 144A, 4.75%, 9/01/02                                                 2,100,000           1,953,000
   Wind River Systems, 144A, 5.00%, 8/01/02                                               3,100,000           3,270,500
                                                                                                           -------------
   Total Convertible Bonds (Cost $5,791,250)                                                                  5,871,000
                                                                                                           -------------
   Total Long Term Investments (Cost $2,427,634,686)                                                      2,746,495,914
                                                                                                           -------------

a,eRepurchase Agreement  12.6%
    Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity $392,297,755) (Cost $392,112,447)
     Aubrey G. Lanston & Co., Inc., (Maturity Value $5,374,479)
     B.A. Securities, Inc., (Maturity Value $40,304,671)
     Barclays de Zoete Wedd Securities, Inc., (Maturity Value $40,304,671)
     Bear, Stearns & Co., Inc., (Maturity Value $24,181,237)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $40,304,671)
     Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $40,304,671)
     Fuji Securities, Inc., (Maturity Value $40,304,671)
     Lehman Brothers, Inc., (Maturity Value $40,304,671)
     Sanwa Securities (USA) Co., L.P., (Maturity Value $40,304,671)
     SBC Warburg, Inc., (Maturity Value $40,304,671)
     UBS Securities L.L.C., (Maturity Value $40,304,671)
      Collateralized by U.S. Treasury Bills and Notes                                    $392,112,447     $ 392,112,447
                                                                                                           -------------
   Total Investments (Cost $2,819,747,133)  101.1%                                                        3,138,608,361
   Other Assets, less Liabilities  (1.1%)                                                                   (35,093,939)
                                                                                                           -------------
   Net Assets  100%                                                                                      $3,103,514,422
                                                                                                           =============



aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.
gSee Note 9 regarding holding of 5% voting securities



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Strategic Income Fund
                                                                                         Class I
                                                             ---------------------------------------------
                                                             Six Months Ended
                                                             October 31, 1997         Year Ended April 30,
                                                                (unaudited)     1997      1996      19952
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                             $10.86        $10.77     $10.18   $10.00
                                                             ---------------------------------------------
Income from investment operations:
 Net investment income                                              .44           .93        .85      .70
 Net realized and unrealized gains                                  .28           .39        .67      .15
                                                             ---------------------------------------------
Total from investment operations                                    .72          1.32       1.52      .85
                                                             ---------------------------------------------
Less distributions from:
 Net investment income                                             (.45)         (.96)      (.82)    (.67)
 Net realized gains                                                  --          (.27)      (.11)      --
Total distributions                                                (.45)        (1.23)      (.93)    (.67)
                                                             ---------------------------------------------
Net asset value, end of period                                    11.13         10.86      10.77    10.18
                                                             =============================================

Total return*                                                      6.72%        12.64%     15.59%    8.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $79,156       $34,864    $13,022   $6,736
Ratio to average net assets:
 Expenses                                                           .25%**        .23%       .25%     .25%**
 Expenses excluding waiver and payments by affiliate               1.03%**       1.05%      1.08%    1.38%**
 Net investment income                                             7.88%**       8.60%      8.53%    7.93%**
Portfolio turnover rate                                           40.51%       114.26%     73.95%   68.43%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
2For the period May 24, 1994 (effective date) to April 30, 1995.



                       See notes to financial statements.



Franklin Strategic Series
Statement of Investments, October 31, 1997 (unaudited)

                                                                                          SHARES,
                                                                                         WARRANTS,
   Franklin Strategic Income Fund                                          COUNTRY       & RIGHTS         VALUE
--------------------------------------------------------------------------------------------------------------------
  aCommon Stocks, Warrants, and Rights
  aGulf States Steel, warrants                                          United States        200         $ 1,010
   Orion Network Systems, Inc., SA, warrants                             United States       300           2,700
  aSullivan Broadcast Holdings                                          United States      1,600          15,200
  aVenezuela Oil Value Recovery Rights                                    Venezuela        3,035              --
   Wireless One, Inc., warrants                                          United States       400               4
                                                                                                         --------
   Total Common Stocks, Warrants, and Rights (Cost $19,735)                                               18,914
                                                                                                         --------
   Preferred Stocks 1.2%
   Cablevision Systems, 11.125% pfd., PIK                                United States     1,192         131,790
   California Federal Bank, 11.50%, pfd.                                 United States     1,000         115,031
  aFresenius Medical Care, pfd.                                         United States        100         102,250
   Sinclair Capital, 11.625%, pfd.                                       United States     3,000         325,500
   Time Warner, Inc., 10.25%, pfd.                                       United States       229         263,923
                                                                                                         --------
   Total Preferred Stocks (Cost $830,731)                                                                938,494
                                                                                                         --------
   Convertible Preferred Stocks 4.5%
   CNF Trust I, 5.00%, cvt., pfd.                                        United States     5,700         361,950
   Dimon Dec Trust, 8.50%, cvt., pfd.                                    United States    27,400         691,850
   Hilton Hotels, 8.00%, cvt., pfd.                                      United States    11,200         330,400
   Nortel Inversora, cvt., pfd.                                            Argentina       7,200         334,800
   Ralston Purina Co., 7.00%, cvt., pfd.                                 United States     9,300         585,900
   Salomon, Inc., 6.25%, cvt., pfd.                                      United States     6,700         361,800
   Triathlon Broadcasting, 9.00%, cvt., pfd.                             United States    20,000         200,000
   WBK Strypes Trust, 10.00%, cvt., pfd.                                 United States    21,900         678,900
                                                                                                         --------
   Total Convertible Preferred Stocks (Cost $3,407,963)                                                3,545,600
                                                                                                         --------


                                                                          PRINCIPAL
                                                                           AMOUNT*
   High Yield Corporate Bonds 26.2%
   Automotive 1.2%
   Advanced Accessory/AAS Cap, senior sub. notes, 144A, 9.75%, 10/01/07  United States $ 100,000          99,250
   Aetna Industries, Inc., senior notes 144A, 11.875%, 10/01/06          United States   200,000         201,000
   Cambridge Industries, Inc., senior sub. notes, 144A, 10.25%, 7/15/07  United Stat     100,000         104,500
   Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06         United States   100,000         114,000
  dHarvard Industries, Inc., senior notes, 11.125%, 8/01/05              United States   300,000         100,500
   Key Plastics, Inc., senior sub. notes, 10.25%, 3/15/07                United States   100,000         104,000
   LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07            United States   200,000         219,000
                                                                                                         --------
                                                                                                         942,250
                                                                                                         --------
   Broadcasting .9%
   Chancellor Media Corp., senior sub. notes, 144A, 8.75%, 6/15/07       United States   500,000         505,000
   Jacor Communications Co., senior sub. notes, 9.75%, 12/15/06          United States   100,000         107,000
   Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06            United States   100,000         106,000
                                                                                                         --------
                                                                                                        718,0000
                                                                                                         --------
   Cable Television .6%
   Bell Cablemedia, Plc., senior disc. notes, zero coupon to 7/15/99,
    11.95% thereafter, 7/15/04                                           United Kingdom $150,000       $ 140,625
   Diamond Cable Communications, senior notes, zero coupon to 12/15/00,
    11.75% thereafter, 12/15/05                                          United Kingdom  150,000         111,375
   Diamond Cable Communications, senior notes, zero coupon to 2/15/02,
    10.75% thereafter, 2/15/07                                           United Kingdom  150,000          96,375
   Rogers Cablesystems, Inc., guaranteed notes, 9.625%, 8/01/02          Canada          100,000         105,250
                                                                                                         --------
                                                                                                         453,625
                                                                                                         --------
   Chemical .7%
   Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07               United States   500,000         521,250
                                                                                                         --------
   Consumer Products .4%
   E&S Holdings Corp., senior sub. notes, 144A, 10.375%, 10/01/06        United States   100,000          85,500
   Herff Jones, Inc., senior sub. notes, 11.00%, 8/15/05                 United States   100,000         108,500
   Sealy Corp., senior sub. notes, 9.50%, 5/01/03                        United States   100,000         106,500
                                                                                                         --------
                                                                                                         300,500
                                                                                                         --------
   Containers and Packaging .8%
   Anchor Glass, 144A, 11.25%, 4/01/05                                   United States   300,000         328,500
   Four M Corp., senior notes, Series B, 12.00%, 6/01/06                 United States   200,000         212,000
   U.S. Can Corp., senior sub. notes, Series B, 144A, 10.125%, 10/15/06  United States   100,000         106,000
                                                                                                         --------
                                                                                                         646,500
                                                                                                         --------
   Energy 1.5%
   Abraxas Petroleum Corp., senior notes, Series B,144A, 11.50%,11/01/04 United States   200,000         218,000
   Dailey Petroleum Service, 144A, 9.75%, 8/15/07                        United States   400,000         418,000
   Dawson Production Services, senior notes, 9.375%, 2/01/07             United States   100,000         105,500
   Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06                  United States   100,000         105,250
   Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 1/15/04             Canada      100,000         105,125
   Pride International, Inc., senior notes, 9.375%, 5/01/07              United States   100,000         105,250
   Rutherford-Moran Oil, senior sub. notes, 144A, 10.75%, 10/01/04       United States   100,000          99,750
                                                                                                         --------
                                                                                                       1,156,875
                                                                                                         --------
   Financial .5%
   First Nationwide Escrow Corp.,senior sub.notes, 144A,10.625%,10/01/03 United States   200,000         221,000
   HomeSide Finance, Inc., senior notes, 144A, 11.25%, 5/15/03           United States   150,000         178,500
                                                                                                         --------
                                                                                                         399,500
                                                                                                         --------
   Food and Beverages 1.4%
   Ameriserv Food Co., senior sub. notes, 144A, 10.125%, 7/15/07         United States   400,000         414,000
   Ameriserv Food Distribution, senior notes, 144A, 8.875%, 10/15/06     United States   500,000         500,000
   Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05         United States   100,000         110,500
   Doane Products Co., senior notes, 10.625%, 3/01/06                    United States   100,000         107,500
                                                                                                         --------
                                                                                                       1,132,000
                                                                                                         --------
   Food Retailing 1.0%
   Fleming Cos., Inc., senior sub. notes, 144A, 10.50%, 12/01/04         United States   500,000         522,500
   Shoppers Food Warehouse, senior notes, 144A, 9.75%, 6/15/04           United States   250,000         251,250
                                                                                                         --------
                                                                                                         773,750
                                                                                                         --------
   Forest and Paper Products 1.0%
   Pindo Deli Finance Mauritius, Ltd., 144A, 11.75%, 10/01/17             Indonesia    $ 700,000       $ 665,000
   S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04                  United States   100,000         112,000
                                                                                                         --------
                                                                                                         777,000
                                                                                                         --------
   Gaming and Hotels .6%
   AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00,
    12.25% thereafter, 3/15/06                                          United States    200,000         152,000
   Aztar Corp., senior sub. notes, 13.75%, 10/01/04                     United States    100,000         115,500
   Players International, Inc., senior notes, 10.875%, 4/15/05          United States    100,000         107,250
   Showboat, Inc., senior sub. notes, 13.00%, 8/01/09                   United States    100,000         116,500
                                                                                                         --------
                                                                                                         491,250
                                                                                                         --------
   Health Care 1.0%
   Tenet Healthcare Corp., senior sub. notes, 10.125%, 3/01/05          United States    100,000         109,750
   Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07           United States    200,000         204,500
   Vencor, Inc., senior sub. notes, 144A, 8.625%, 7/15/07               United States    500,000         488,750
                                                                                                         --------
                                                                                                         803,000
                                                                                                         --------
   Industrial 1.8%
   Allied Waste Industries, senior disc. notes, 144A, zero coupon to 6/01/02,
    11.30% thereafter, 6/01/07                                          United States    500,000         340,000
   American Standard, Inc., senior sub. deb., zero coupon to 6/01/98,
    10.50% thereafter, 6/01/05                                          United States    150,000         150,750
   Amphenol Corp., senior sub. notes, 9.875%, 5/15/07                   United States    100,000         106,500
   Derlan Manufacturing, Inc., senior notes, 10.00%, 1/15/07            Canada           150,000         156,750
   Falcon Building Products, Inc., senior disc. notes, 10.50%, 6/15/07  United States    250,000         161,250
   Intertek Finance,Plc.,seniorsub.notes,Series B, 144A, 10.25%,11/01/06United Kingdom   100,000         105,500
   Nortek, Inc., senior notes, 144A, 9.125%, 9/01/07                    United States    300,000         303,000
   Safelite Glass Corp., senior sub. notes, 144A, 9.875%, 12/15/06      United States    100,000         108,500
                                                                                                         --------
                                                                                                       1,432,250
                                                                                                         --------
  Information Systems and Technology .6%
  Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06      Canada         100,000         107,000
  Iron Mountain, Inc., senior sub. notes, 144A, 8.75%, 9/30/09          United States    350,000         355,250
                                                                                                         --------
                                                                                                         462,250
                                                                                                         --------
  Lodging 1.0%
  HMH Properties, Inc., senior notes, 144A, 8.875%, 7/15/07             United States    500,000         511,250
  Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07  United States    300,000         312,000
                                                                                                         --------
                                                                                                         823,250
                                                                                                         --------
  Media 2.7%
  American Media Operation, senior sub. notes, 11.625%, 11/15/04        United States    100,000         109,500
  Big Flower Press Holdings, senior sub. notes, 144A, 8.875%, 7/01/07   United States    300,000         300,000
  Fox Kids Worldwide, Inc., senior disc. notes, 144A, zero coupon to 11/01/02,
   10.25% thereafter, 11/01/07                                          United States    800,000         458,000
  Fox Kids Worldwide, Inc., senior notes, 144A, 9.25%, 11/01/07         United States    200,000         192,000
  Fox/Liberty Networks L.L.C., senior disc. notes, 144A, zero coupon to 8/15/02,
   9.75% thereafter, 8/15/07                                            United States    500,000         316,250
  Media (cont.)
  Hollinger International Publishing, senior sub. notes, 9.25%, 2/01/06 United States $  100,000       $ 103,250
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07             United States    500,000         513,750
  PanAmSat Corp., L.P., PIK, 12.75%, 4/15/05                            United States    133,000         162,426
                                                                                                         --------
                                                                                                       2,155,176
                                                                                                         --------
  Metals and Mining 1.1%
  Acme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to 8/01/97,
   13.50% thereafter, 8/01/04                                           United States    100,000         114,000
  Armco, Inc., senior notes, 144A, 9.00%, 9/15/07                       United States    100,000         100,000
  LTV Corp., 144A, 8.20%, 9/15/07                                       United States    500,000         490,000
  Neenah Corp., senior sub. notes, Series B, 11.125%, 5/01/07           United States    100,000         109,000
  Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 1/15/05     United States     50,000          56,375
                                                                                                         --------
                                                                                                         869,375
                                                                                                         --------
  Retail .3%
  Specialty Retailers, Inc., 144A, 8.50%, 7/15/05                       United States    250,000         256,250
                                                                                                         --------
  Telecommunications 1.4%
  Intermedia Communication, senior disc. notes, 11.25%, 7/15/07         United States    750,000         495,000
 bNetia Holdings B.V., 144A, 10.25%, 11/01/07                             Poland         200,000         192,000
 bNetia Holdings B.V., 144A, zero coupon to 11/01/01,
   11.25% thereafter, 11/01/07                                            Poland         250,000         143,750
  Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07         United States    250,000         251,250
                                                                                                         --------
                                                                                                       1,082,000
                                                                                                         --------
  Textiles and Apparel .4%
  Collins & AikmanFloorCoverings,seniorsub.notes,SeriesB,10.00%,1/15/07 United States    300,000         304,500
                                                                                                         --------
  Transportation .4%
  Howmet Corp., senior sub. notes, 10.00%, 12/01/03                     United States    100,000         108,000
  L3 Communications Corp., senior sub. notes, 144A, 10.375%, 5/01/07    United States    100,000         107,750
  Loomis Fargo & Co., senior sub. notes, 10.00%, 1/15/04                United States    100,000          99,500
                                                                                                         --------
                                                                                                         315,250
                                                                                                         --------
  Utilities - Electric .5%
  AES China Generating Co., Ltd., 10.125%, 12/15/06                         China        100,000         101,000
  AES Corp., senior sub. notes, 144A, 8.50%, 11/01/07                   United States    250,000         246,875
  El Paso Electric Co., first mortgage, Series E, 9.40%, 5/01/11        United States    100,000         111,000
                                                                                                         --------
                                                                                                         458,875
                                                                                                         --------
  Wireless Communications 4.4%
  Arch Communications Group, senior discount notes, zero coupon to 3/15/01,
   10.875% thereafter, 3/15/08                                          United States    300,000         192,000
  Comcast Cellular, senior notes, 144A, 9.50%, 5/01/07                  United States    400,000         414,000
  Metrocall, Inc., senior sub. notes, 144A, 9.75%, 11/01/07             United States    600,000         594,000
  Millicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/01,
   13.50% thereafter, 6/01/06                                           Luxembourg       300,000  LUF    224,250
  Nextel Communications, senior disc. notes, zero coupon to 2/15/99,
    9.75% thereafter, 8/15/04                                           United States    500,000         423,750
  Wireless Communications (cont.)
  Nextel Communications, senior disc. notes, 144A, zero coupon to 10/31/02,
   9.75% thereafter, 10/31/07                                           United States  $ 500,000       $ 275,000
  Orion Network Systems, Inc., SA, senior disc. notes, zero coupon to 1/15/02,
   12.50% thereafter, 1/15/07                                           United States    300,000         220,500
  Paging Network, Inc., senior sub. notes, 144A, 10.125%, 8/01/07       United States    400,000         410,000
  Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01,
   12.50% thereafter, 8/15/06                                           United States    300,000         228,000
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                 United States    500,000         532,500
                                                                                                         --------
                                                                                                      3,514,0000
                                                                                                         --------
  Total High Yield Corporate Bonds (Cost $20,078,515)                                                 20,788,676
                                                                                                         --------
  Convertible Bonds 4.7%
  Health Care 1.0%
  Assisted Living Concepts, cvt., sub. deb., 6.00%, 11/01/02            United States    400,000         427,000
  US Diagnostic Labs, Inc., cvt., sub. deb., 144A, 9.00%, 3/31/03       United States    400,000         404,000
                                                                                                         --------
                                                                                                         831,000
                                                                                                         --------
  Information Technology 1.2%
  Adaptec, Inc., cvt., sub. notes, 144A, 4.75%, 2/01/04                 United States    190,000         221,825
  Dovatron International, Inc., cvt., sub. notes, 144A, 6.00%, 10/15/02 United States    300,000         421,500
  HMT Technology Corp., cvt., sub. notes, 5.75%, 1/15/04                United States    300,000         290,250
                                                                                                         --------
                                                                                                         933,575
                                                                                                         --------
  Lodging .8%
  Capstar Hotel Corp., cvt., sub. notes, 4.75%, 10/15/04           United States   600,000         606,000
                                                                                                  --------
  Real Estate Investment Trusts .9%
  Macerich Co., cvt., sub. notes, 144A, 7.25%, 12/15/02            United States   750,000         727,500
                                                                                                  --------
  Retail .2%
  Rent Way, Inc., cvt., sub. notes, 144A, 7.00%, 2/01/07           United States   100,000         143,000
                                                                                                  --------
  Telecommunications .6%
  DSC Communications Corp., sub. notes, 144A, 7.00%, 8/01/04       United States   500,000         475,625
                                                                                                  --------
  Total Convertible Bonds (Cost $3,589,497)                                                      3,716,700
                                                                                                  --------
  Emerging Market Bonds 17.2%
  Bepensa, SA, senior notes, 144A, 9.75%, 9/30/04                     Mexico       150,000         144,750
  Bridas Corp., senior notes, 12.50%, 11/15/99                       Argentina     100,000         107,750
  Cemex, SA, 144A, 10.75%, 7/15/00                                    Mexico       100,000         104,250
  Centrais Eletricas Brasileiras, SA, 144A, 10.00%, 10/30/98          Brazil       120,000         120,000
  Industrias Metalurgicas Pescarm, seniornotes,144A, 11.75%,3/27/98  Argentina     100,000         101,800
  Pera Financial Services, secured notes, 144A, 9.375%, 10/15/02      Turkey       160,000         160,400
  Philippine Long Distance Telephone Co., 9.25%, 6/30/06            Philippines    130,000         124,150
  Poland Communications, Inc., senior notes, 9.875%, 11/01/03         Poland       200,000         200,500
  Republic of Argentina, 9.25%, 2/23/01                              Argentina     275,000         268,813
  Republic of Argentina, 11.00%, 10/09/06                            Argentina   1,000,000         965,000
  Republic of Argentina, 11.75%, 2/12/07                             Argentina     150,000 ARS     126,076
  Republic of Argentina, 9.75%, 9/19/27                              Argentina     730,000         625,063
  Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02            Argentina     800,000         728,000
  Republic of Argentina, Global, 11.375%, 1/30/17                    Argentina   $ 160,000       $ 158,200
  Republic of Brazil, 8.875%, 11/05/01                                Brazil       295,000         268,450
  Republic of Brazil, 6.9375%, 4/15/12                                Brazil       835,000         582,413
  Republic of Brazil, 6.50%, 4/15/24                                  Brazil       130,000          98,800
  Republic of Brazil, 10.125%, 5/15/27                                Brazil     1,050,000         832,650
  Republic of Brazil, C Bond, 8.00%, 4/15/14                          Brazil       112,065          78,734
  Republic of Ecuador, Disc., 6.4375%, 2/28/25                        Ecuador      375,000         265,781
  Republic of Ecuador, unsub., 11.25%, 4/25/02                        Ecuador      150,000         152,813
  Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02                  Ecuador      750,000         764,063
  Republic of Turkey, 144A, 10.00%, 9/19/07                           Turkey       650,000         614,250
  Republic of Venezuela, 6.50%, 12/18/07                             Venezuela     500,000         436,250
  Republic of Venezuela, 9.25%, 9/15/27                              Venezuela   1,710,000       1,471,028
  Republic of Venezuela, Disc. W-A, 6.8125%, 3/31/20                 Venezuela     250,000         220,000
  Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07        Venezuela     200,000         181,956
  Republic of Venezuela, senior unsub. notes, 144A, 9.125%, 6/18/07  Venezuela     100,000          90,978
  SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00        Trinidad      125,000         125,000
  United Mexican States, 9.75%, 2/06/01                               Mexico     1,450,000       1,498,938
  United Mexican States, 9.875%, 1/15/07                              Mexico       215,000         217,419
  United Mexican States, 11.375%, 9/15/16                             Mexico       500,000         531,875
  United Mexican States, 11.50%, 5/15/26                              Mexico       950,000       1,024,813
  Venezuela Par, Series W-B, 6.75%, 3/31/20                          Venezuela     250,000         209,063
                                                                                                  --------
  Total Emerging Market Bonds (Cost $14,631,936)                                                13,600,026
                                                                                                  --------
  Foreign Government Bonds 18.8%
  Australian Government, 9.50%, 8/15/03                              Australia   1,175,000 AUD     980,419
  Bundesobligation, Series 110, 5.375%, 2/22/99                       Germany      255,000 DEM     150,237
  Bundesobligation, Series 118, 5.25%, 2/21/01                        Germany      865,000 DEM     509,275
  Bundesschatzanweisungen, 6.875%, 2/24/99                            Germany    1,035,000 DEM     620,652
  Buoni Poliennali del Tesoro, 8.50%, 8/01/99                          Italy       105,000 ITL      64,668
  Buoni Poliennali del Tesoro, 10.50%, 7/15/00                         Italy     1,665,000 ITL   1,099,903
  Buoni Poliennali del Tesoro, 10.00%, 8/01/03                         Italy     1,300,000 ITL     916,680
  German Unity Fund, 8.75%, 8/20/01                                   Germany    1,580,000 DEM   1,037,202
  Government of Canada, 10.50%, 7/01/00                               Canada       935,000 CAD     756,903
  Government of Canada, 10.50%, 3/01/01                               Canada     1,645,000 CAD   1,365,314
  Government of Canada, 10.00%, 5/01/02                               Canada       415,000 CAD     352,662
  Kingdom of Denmark, 9.00%, 11/15/00                                 Denmark    1,785,000 DKK     301,097
  Kingdom of Denmark, 8.00%, 5/15/03                                  Denmark    2,715,000 DKK     460,620
  Netherlands Government, 7.00%, 3/15/99                            Netherlands    155,000 NLG      82,749
  New Zealand Government, 6.50%, 2/15/00                            New Zealand  1,145,000 NZD     707,480
  Spanish Government, 12.25%, 3/25/00                                  Spain       176,680 ESP   1,406,444
  Spanish Government, 10.90%, 8/30/03                                  Spain        53,300 ESP     460,563
  Swedish Government, 13.00%, 6/15/01                                 Sweden     3,300,000 SEK     542,177
  Swedish Government, 10.25%, 5/05/03                                 Sweden     6,800,000 SEK   1,085,177
  Treuhandanstalt, 7.75%, 10/02/02                                    Germany      980,000 DEM     633,208
  U.K. Treasury, 8.00%, 12/07/00                                  United Kingdom   785,000 GBP   1,360,241
                                                                                                  --------
  Total Foreign Government Bonds (Cost $14,771,747)                                             14,893,671
                                                                                                  --------
  U.S. Government Securities 6.9%
  U.S. Treasury Bonds, 7.125%, 2/15/23                             United States $ 400,000       $ 444,875
  U.S. Treasury Notes, 5.875%, 9/30/02                             United States 5,000,000       5,028,130
                                                                                                  --------
  Total U.S. Government Securities (Cost $5,418,453)                                             5,473,005
                                                                                                  --------
  U.S. Government Agencies/Mortgages 6.4%
  FHLMC, 7.00%, 1/01/09                                            United States    20,990          21,336
  FHLMC, 6.00%, 4/01/09                                            United States    21,856          21,586
  FHLMC, 6.00%, 1/01/11                                            United States    21,512          21,173
  FHLMC, 6.50%, 4/01/11                                            United States    35,006          35,034
  FHLMC, 7.00%, 9/01/11                                            United States    46,197          46,920
  FHLMC, 7.00%, 4/01/24                                            United States    48,504          48,953
  FHLMC, 7.50%, 4/01/24                                            United States    39,538          40,548
  FHLMC, 8.50%, 12/01/24                                           United States    26,924          28,315
  FHLMC, 9.00%, 12/01/24                                           United States    16,335          17,494
  FHLMC, 7.00%, 11/01/25                                           United States    27,535          27,738
  FHLMC, 8.00%, 11/01/25                                           United States    26,287          27,307
  FHLMC, 6.50%, 12/01/25                                           United States    37,099          36,617
  FHLMC, 7.50%, 1/01/26                                            United States    33,949          34,770
  FHLMC, 8.00%, 1/01/26                                            United States    23,497          24,409
  FHLMC, 6.50%, 3/01/26                                            United States    48,375          47,700
  FHLMC, 7.00%, 9/01/26                                            United States    26,957          27,135
  FHLMC, 7.50%, 1/01/27                                            United States    75,154          76,962
  FNMA, 7.50%, 10/01/07                                            United States    32,081          33,010
  FNMA, 2.125%, 10/09/07                                           United States50,000,000 JPY     423,099
  FNMA, 6.50%, 2/01/09                                             United States    29,536          29,634
  FNMA, 6.50%, 4/01/11                                             United States    23,280          23,292
  FNMA, 6.50%, 1/01/24                                             United States    36,878          36,413
  FNMA, 7.00%, 5/01/24                                             United States    22,641          22,826
  FNMA, 8.00%, 1/01/25                                             United States    34,024          35,349
  FNMA, 9.00%, 3/01/25                                             United States    20,580          21,976
  FNMA, 9.00%, 5/01/25                                             United States     9,359           9,994
  FNMA, 8.50%, 7/01/25                                             United States    21,990          23,122
  FNMA, 7.00%, 1/01/26                                             United States    46,873          47,189
  FNMA, 7.00%, 3/01/26                                             United States    57,406          57,706
  FNMA, 7.50%, 3/01/26                                             United States    39,258          40,175
  FNMA, 8.00%, 5/01/26                                             United States    23,862          24,753
  FNMA, 8.00%, 6/01/26                                             United States    21,610          22,416
  FNMA, 7.50%, 8/01/26                                             United States    38,640          39,542
  FNMA, 7.50%, 10/01/26                                            United States    24,438          25,009
  FNMA, 8.00%, 1/01/27                                             United States    58,202          60,355
  FNMA, 7.00%, 4/01/27                                             United States   998,730       1,002,895
  FNMA, 8.00%, 9/15/27                                             United States   989,285       1,025,869
  GNMA, SF, 7.50%, 9/15/23                                         United States    19,115          19,639
  GNMA, SF, 6.50%, 3/15/24                                         United States    48,143          47,794
  GNMA, SF, 8.00%, 6/15/24                                         United States    42,767          44,518
  GNMA, SF, 8.50%, 8/15/24                                         United States    15,851          16,687
  GNMA, SF, 9.00%, 1/15/25                                         United States     4,929           5,274
  GNMA, SF, 8.00%, 2/15/25                                         United States    20,973          21,798
  GNMA, SF, 9.50%, 6/15/25                                         United States  $ 11,930        $ 12,966
  GNMA, SF, 7.50%, 1/15/26                                         United States    23,832          24,409
  GNMA, SF, 7.50%, 1/15/26                                         United States    22,852          23,406
  GNMA, SF, 7.50%, 2/15/26                                         United States    23,825          24,401
  GNMA, SF, 7.00%, 3/15/26                                         United States    24,199          24,366
  GNMA, SF, 9.00%, 3/15/26                                         United States    39,898          42,612
  GNMA, SF, 8.00%, 6/15/26                                         United States    73,365          76,264
  GNMA, SF, 8.50%, 7/15/26                                         United States    23,771          24,966
  GNMA, SF, 7.50%, 9/15/27                                         United States   989,278       1,012,873
  GNMA 2, 7.00%, 9/20/25                                           United States    54,171          54,209
                                                                                                  --------
  Total U.S. Government Agencies/Mortgages (Cost $4,968,016)                                     5,064,803
                                                                                                  --------
  Total Long Term Investments (Cost $67,716,593)                                                68,039,889
                                                                                                  --------
  eRepurchase Agreement 12.4%
   Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $9,807,533) (Cost $9,802,901)
    Aubrey G. Lanston & Co., Inc., (Maturity Value $134,324)
    B.A. Securities, Inc., (Maturity Value $1,007,626)
    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,007,626)
    Bear, Stearns & Co., Inc., (Maturity Value $604,575)
    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,007,626)
    Dresdner Kleinwort Benson North America L.L.C., (Maturity Value $1,007,626)
    Fuji Securities, Inc., (Maturity Value $1,007,626)
    Lehman Brothers, Inc., (Maturity Value $1,007,626)
    Sanwa Securities (USA) Co., L.P., (Maturity Value $1,007,626)
    SBC Warburg, Inc., (Maturity Value $1,007,626)
    UBS Securities L.L.C., (Maturity Value $1,007,626)
     Collateralized by U.S. Treasury Bills & Notes                  United States 9,802,901       9,802,901
                                                                                                  --------
   Total Investments (Cost $77,519,494) 98.3%                                                    77,842,790
   Other Assets, less Liabilities 1.7%                                                            1,313,530
                                                                                                  --------
   Net Assets 100.0%                                                                            $79,156,320
                                                                                                  ========

Currency Abbreviations
ARS  -Argentina Peso
AUD  -Australian Dollar
CAD  -Canadian Dollar
DEM  -German Mark
DKK  -Danish Krone
ESP  -Spanish Peseta
GBP  -British Pound
ITL  -Italian Lira
JPY  -Japanese Yen
LUF  -Luxembourg Franc
NLG  -Dutch Guilder
NZD  -New ZealandDollar
SEK  -Swedish Krone



*Securities traded in U.S. dollars, unless otherwise indicated.
aNon-income producing.
bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.
dSee Note 7 regarding defaulted securities.
eSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements

Statement of Assets and Liabilities
October 31, 1997 (unaudited)


                                                                 Franklin          Franklin         Franklin
                                                               Biotechnology       Blue Chip       California
                                                              Discovery Fund         Fund          Growth Fund
                                                       -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers                                  $34,516,600        $7,811,150     $451,349,772
  Cost - Affiliated issuers                                             --                --        7,306,814
                                                       -----------------------------------------------------------
  Value - Unaffiliated issuers                                  32,970,543         7,844,521      520,520,775
  Value - Affiliated issuers                                            --                --        4,462,500
 Repurchase agreements, at value and cost                        7,856,899         1,369,436       83,598,595
 Cash                                                              506,078           165,570        3,946,166
 Receivables:
  Investment securities sold                                     2,842,905            35,520        4,682,064
  Capital shares sold                                              735,125           123,135        3,202,570
  Dividends and interest                                                --             7,770          413,463
 Deposits with brokers for securities sold short                   500,000                --               --
 Other assets                                                       44,918                --               --
                                                       -----------------------------------------------------------
Total assets                                                    45,456,468         9,545,952      620,826,133
                                                       -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                                1,519,100            88,940       12,397,364
  Capital shares redeemed                                               --                --           88,990
  Affiliates                                                        31,595             7,793          710,460
  Shareholders                                                          --            18,852          147,496
 Securities sold short, at value (Proceeds $2,455,418)           2,550,625                --               --
 Other liabilities                                                  49,735             7,871            8,185
                                                       -----------------------------------------------------------
Total liabilities                                                4,151,055           123,456       13,352,495
                                                       -----------------------------------------------------------
 Net assets, at value                                          $41,305,413        $9,422,496     $607,473,638
                                                       ===========================================================
Net assets consist of:
 Undistributed net investment income (loss)                      $ (16,664)         $ 50,165        $ 967,061
 Net unrealized appreciation (depreciation)                     (1,641,264)           33,040       66,326,689
 Accumulated net realized gain                                     118,958            78,116       23,091,521
 Capital shares                                                 42,844,383         9,261,175      517,088,367
                                                       -----------------------------------------------------------
Net assets, at value                                           $41,305,413        $9,422,496     $607,473,638
                                                       ===========================================================



                                                                 Franklin        Franklin        Franklin
                                                            Biotechnology       Blue Chip      California
                                                           Discovery Fund            Fund     Growth Fund
                                                       -----------------------------------------------------------
Class I:
 Net assets, at value                                         $41,305,413       $9,422,496       $537,421,523
                                                       ===========================================================
 Shares outstanding                                             1,610,036          854,906         22,658,121
                                                       ===========================================================
 Net asset value per share*                                         $25.65           $11.02            $23.72
                                                       ===========================================================
 Maximum offering price per share
  (net asset value per share / 95.50%)                              $26.86           $11.54            $24.84
                                                       ===========================================================
Class II:
 Net assets, at value                                                  --               --       $ 70,052,115
                                                       ===========================================================
 Shares outstanding                                                    --               --          2,971,555
                                                       ===========================================================
 Net asset value per share*                                            --               --             $23.57
                                                       ===========================================================
 Maximum offering price per share
  (net asset value per share / 99.00%)                                 --               --             $23.81
                                                       ===========================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statement of Assets and Liabilities (cont.)
October 31, 1997 (unaudited)


                                                                 Franklin           Franklin            Franklin
                                                               Global Health         Global              MidCap
                                                                 Care Fund       Utilities Fund        Growth Fund
                                                       -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers                                  $148,732,650       $164,926,932       $14,618,413
  Cost - Affiliated issuers                                      18,444,905                 --                --
                                                       -----------------------------------------------------------
  Value - Unaffiliated issuers                                  177,595,867        189,331,186        18,502,801
  Value - Affiliated issuers                                     14,780,688                 --                --
 Repurchase agreements, at value and cost                        15,021,451          7,692,024         1,857,241
 Cash                                                               183,384             49,956            76,859
 Receivables:
  Investment securities sold                                      8,203,763            610,450           217,299
  Capital shares sold                                               384,134            117,854            93,841
  Dividends and interest                                                 --            357,373             6,245
  Affiliates                                                         98,254                 --                --
                                                       -----------------------------------------------------------
Total assets                                                    216,267,541        198,158,843        20,754,286
                                                       -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                                 2,271,505                 --           203,695
  Capital shares redeemed                                           577,740             29,571                --
  Affiliates                                                        300,131            258,588            21,350
  Shareholders                                                      101,968            102,478               349
 Other liabilities                                                   25,727             42,404               417
                                                       -----------------------------------------------------------
Total liabilities                                                 3,277,071            433,041           225,811
                                                       -----------------------------------------------------------
 Net assets, at value                                          $212,990,470       $197,725,802       $20,528,475
                                                       ===========================================================

Net assets consist of:
 Undistributed net investment income (loss)                      $ (573,805)       $ 1,079,399          $ (3,613)
 Net unrealized appreciation                                     25,199,000         24,401,244         3,884,388
 Accumulated net realized gain                                   13,732,206         21,631,894           784,957
 Capital shares                                                 174,633,069        150,613,265        15,862,743
                                                       -----------------------------------------------------------
Net assets, at value                                           $212,990,470       $197,725,802       $20,528,475
                                                       ===========================================================



                                                                 Franklin           Franklin            Franklin
                                                               Global Health         Global              MidCap
                                                                 Care Fund       Utilities Fund        Growth Fund
                                                       -----------------------------------------------------------
Class I:
 Net assets, at value                                          $192,560,328       $186,220,796       $20,528,475
                                                       ===========================================================
 Shares outstanding                                               9,249,249         11,649,519         1,239,918
                                                       ===========================================================
 Net asset value per share*                                          $20.82            $15.99             $16.56
                                                       ===========================================================
 Maximum offering price per share
  (net asset value per share / 95.50%)                               $21.80            $16.74             $17.34
                                                       ===========================================================
Class II:
 Net assets, at value                                          $ 20,430,142        $11,505,006                --
                                                       ===========================================================
 Shares outstanding                                                 988,254            724,022                --
                                                       ===========================================================
 Net asset value per share*                                          $20.67            $15.89                 --
                                                       ===========================================================
 Maximum offering price per share
  (net asset value per share / 99.00%)                               $20.88            $16.05                 --
                                                       ===========================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statement of Assets and Liabilities (cont.)
October 31, 1997 (unaudited)



                                                                 Franklin           Franklin            Franklin
                                                             Natural Resources      Small Cap           Strategic
                                                                   Fund            Growth Fund         Income Fund
                                                       -----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers                                 $50,982,444        $1,720,544,481      $67,716,593
  Cost - Affiliated issuers                                            --           707,090,205               --
                                                       -----------------------------------------------------------------
  Value - Unaffiliated issuers                                 59,284,913         2,004,636,179       68,039,889
  Value - Affiliated issuers                                           --           741,859,735               --
 Repurchase agreements, at value and cost                       3,660,270           392,112,447        9,802,901
 Cash                                                             919,977            28,909,494          597,215
 Receivables:
  Investment securities sold                                      874,765            68,160,516               --
  Capital shares sold                                             211,686            29,586,170          821,903
  Dividends and interest                                           98,767               952,045        1,315,048
  Affiliates                                                       44,003                    --           37,922
 Unrealized gain on forward exchange contracts (Note 6)                --                    --           54,421
                                                       -----------------------------------------------------------------
Total assets                                                   65,094,381         3,266,216,586       80,669,299
                                                       -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                               1,783,444           101,918,485        1,366,892
  Capital shares redeemed                                          12,378               761,306              854
  Affiliates                                                       67,616             3,596,927           33,044
  Shareholders                                                     39,537             7,790,125           14,684
 Distributions to shareholders                                         --                    --            1,310
 Payable upon return of securities loaned (Note 10)                    --            48,424,300               --
 Unrealized loss on forward exchange contracts (Note 6)                --                    --           96,195
 Due to broker - variation margin                                      --               134,102               --
 Other liabilities                                                223,528                76,919               --
                                                       -----------------------------------------------------------------
Total liabilities                                               2,126,503           162,702,164        1,512,979
                                                       -----------------------------------------------------------------
 Net assets, at value                                         $62,967,878        $3,103,514,422      $79,156,320
                                                       =================================================================
Net assets consist of:
 Undistributed net investment income                            $ 100,977           $ 1,336,870        $ 244,617
 Net unrealized appreciation                                    8,302,433           318,861,228          292,135
 Accumulated net realized gain                                  3,126,108           132,005,463          527,949
 Capital shares                                                51,438,360         2,651,310,861       78,091,619
                                                      -----------------------------------------------------------------
Net assets, at value                                          $62,967,878        $3,103,514,422      $79,156,320
                                                      =================================================================



                                                                Franklin            Franklin            Franklin
                                                            Natural Resources       Small Cap           Strategic
                                                                  Fund             Growth Fund         Income Fund
                                                      -----------------------------------------------------------------
Class I:
 Net assets, at value                                         $61,206,225        $2,570,491,546      $79,156,320
                                                      =================================================================
 Shares outstanding                                             3,582,555           103,289,694        7,111,594
                                                      =================================================================
 Net asset value per share*                                        $17.08                $24.89           $11.13
                                                      =================================================================
 Maximum offering price per share
  (net asset value per share / 95.50%, 95.50%, 95.75%, respectively)$17.88               $26.06           $11.62
                                                      =================================================================
Class II:
 Net assets, at value                                                  --          $463,801,577               --
                                                      =================================================================
 Shares outstanding                                                    --            18,885,622               --
                                                      =================================================================
 Net asset value per share*                                            --                $24.56               --
                                                      =================================================================
 Maximum offering price per share
  (net asset value per share / 99.00%)                                 --                $24.81               --
                                                      =================================================================
Advisor Class:
 Net assets, at value                                         $ 1,761,653          $ 69,221,299               --
                                                      =================================================================
 Shares outstanding                                               103,061             2,775,217               --
                                                      =================================================================
 Net asset value and maximum offering price per share              $17.09                $24.94               --
                                                      =================================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations
for the six months ended October 31, 1997 (unaudited)


                                                                       Franklin          Franklin         Franklin
                                                                     Biotechnology       Blue Chip       California
                                                                    Discovery Fund**       Fund          Growth Fund
                                                                 -----------------------------------------------------
Investment income:*
 Dividends                                                                   $--        $ 36,181         $ 1,982,928
 Interest                                                                 28,296          51,871           2,054,943
                                                                 -----------------------------------------------------
Total investment income                                                   28,296          88,052           4,037,871
                                                                 -----------------------------------------------------
Expenses:
 Management fees (Note 3)                                                 19,473          30,265           1,159,813
 Administrative fees (Note 3)                                              1,590              --                  --
 Distribution fees (Note 3)
  Class I                                                                 10,491           9,342             479,982
  Class II                                                                    --              --             235,503
 Transfer agent fees (Note 3)                                             12,088          11,980             353,738
 Custodian fees                                                              988             905               2,032
 Reports to shareholders                                                   1,251           3,612             114,250
 Registration and filing fees                                                330          15,855              51,662
 Professional fees                                                           118           1,626               4,945
 Trustees' fees and expenses                                                 140              17               2,116
 Amortization of offering costs (Note 1)                                   5,983              --                  --
 Other                                                                       599           7,099              74,574
                                                                 -----------------------------------------------------
Total expenses                                                            53,051          80,701           2,478,615
 Expenses waived/paid by affiliate (Note 3)                               (8,091)        (30,520)                 --
                                                                 -----------------------------------------------------
Net expenses                                                              44,960          50,181           2,478,615
                                                                 -----------------------------------------------------
 Net investment income (loss)                                            (16,664)         37,871           1,559,256
                                                                 -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                                            122,224          64,214          20,580,715
  Foreign currency transactions                                           (3,266)         (1,617)                 --
                                                                 -----------------------------------------------------
  Net realized gain                                                      118,958          62,597          20,580,715
                                                                 -----------------------------------------------------
 Net unrealized appreciation (depreciation) on:
  Investments                                                         (1,641,264)       (253,685)         56,741,700
  Translation of assets and liabilities denominated in foreign currencies      --            (295)                --
                                                                 -----------------------------------------------------
  Net unrealized appreciation (depreciation)                          (1,641,264)       (253,980)         56,741,700
                                                                 -----------------------------------------------------
Net realized and unrealized gain (loss)                               (1,522,306)       (191,383)         77,322,415
                                                                 -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $(1,538,970)      $(153,512)        $78,881,671
                                                                 =====================================================



*Net of foreign taxes $6,411 for the Franklin Blue Chip Fund.
**For the period September 15, 1997 (effective date) to October 31, 1997.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1997 (unaudited)


                                                                       Franklin          Franklin         Franklin
                                                                     Global Health        Global           MidCap
                                                                       Care Fund      Utilities Fund     Growth Fund
                                                                 -----------------------------------------------------
Investment income:*
 Dividends                                                             $ 150,301       $ 2,718,513         $ 41,771
 Interest                                                                505,181           326,952           50,976
                                                                 -----------------------------------------------------
      Total investment income                                            655,482         3,045,465           92,747
                                                                 -----------------------------------------------------
Expenses:
 Management fees (Note 3)                                                573,815           561,709           56,461
 Distribution fees (Note 3)
  Class I                                                                220,072           216,160           17,307
  Class II                                                                79,694            52,508               --
 Transfer agent fees (Note 3)                                            212,476           143,290            8,420
 Custodian fees                                                            8,115            13,109               95
 Reports to shareholders                                                  64,044            61,253            2,446
 Registration and filing fees                                             61,308            26,792            9,535
 Professional fees                                                         4,549             6,269            1,252
 Trustees' fees and expenses                                               2,091             2,167              186
 Other                                                                     3,123             9,204              658
                                                                 -----------------------------------------------------
      Total expenses                                                   1,229,287         1,092,461           96,360
                                                                 -----------------------------------------------------
         Net investment income (loss)                                   (573,805)        1,953,004           (3,613)
                                                                 -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                                          6,678,827        10,695,498          600,443
  Foreign currency transactions                                          (34,298)          (11,538)          (1,488)
                                                                 -----------------------------------------------------
  Net realized gain                                                    6,644,529        10,683,960          598,955
                                                                 -----------------------------------------------------
 Net unrealized appreciation (depreciation) on:
  Investments                                                         40,987,524         9,325,927        2,689,967
  Translation of assets and liabilities denominated in foreign currencies    826            (2,685)              --
                                                                 -----------------------------------------------------
  Net unrealized appreciation                                         40,988,350         9,323,242        2,689,967
                                                                 -----------------------------------------------------
Net realized and unrealized gain                                      47,632,879        20,007,202        3,288,922
                                                                 -----------------------------------------------------
Net increase in net assets resulting from operations                 $47,059,074       $21,960,206       $3,285,309
                                                                 =====================================================



*Net of foreign  taxes  $22,392,  $86,287,  and $1,486 for the  Franklin  Global
Health Care Fund, the Franklin  Global  Utilities  Fund, and the Franklin MidCap
Growth Fund, respectively.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1997 (unaudited)


                                                                     Franklin            Franklin         Franklin
                                                                 Natural Resources       Small Cap        Strategic
                                                                       Fund             Growth Fund      Income Fund
                                                                 ----------------------------------------------------
Investment income:*
 Dividends                                                          $ 263,230          $ 3,887,808        $ 118,468
 Interest                                                             173,839            7,988,350        2,101,224
                                                                 ----------------------------------------------------
      Total investment income                                         437,069           11,876,158        2,219,692
                                                                 ----------------------------------------------------
Expenses:
 Management fees (Note 3)                                             178,278            4,940,780          170,718
 Distribution fees (Note 3)
  Class I                                                              86,680            1,931,899           56,068
  Class II                                                                 --            1,466,145               --
 Transfer agent fees (Note 3)                                          44,131            1,338,608           18,123
 Custodian fees                                                         3,124               13,647            2,577
 Reports to shareholders                                                9,023              314,582            9,514
 Registration and filing fees                                          28,420              428,404           16,610
 Professional fees                                                        433               18,610            1,181
 Trustees' fees and expenses                                              621               13,020              312
 Other                                                                  2,020               73,593            7,575
                                                                 ----------------------------------------------------
      Total expenses                                                  352,730           10,539,288          282,678
       Expenses waived/paid by affiliate (Note 3)                     (79,034)                  --         (214,135)
                                                                 ----------------------------------------------------
        Net expenses                                                  273,696           10,539,288           68,543
                                                                 ----------------------------------------------------
         Net investment income                                        163,373            1,336,870        2,151,149
                                                                 ----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                                       3,679,651          108,987,992          385,056
  Foreign currency transactions                                        16,262                1,316          (21,241)
                                                                 ----------------------------------------------------
  Net realized gain                                                 3,695,913          108,989,308          363,815
                                                                 ----------------------------------------------------
 Net unrealized appreciation (depreciation) on:
  Investments                                                       6,678,243          333,736,163          145,558
  Translation of assets and liabilities denominated in foreign currencies (19)                  --           16,281
                                                                 ----------------------------------------------------
  Net unrealized appreciation                                       6,678,224          333,736,163          161,839
                                                                 ----------------------------------------------------
Net realized and unrealized gain                                   10,374,137          442,725,471          525,654
                                                                 ----------------------------------------------------
Net increase in net assets resulting from operations              $10,537,510         $444,062,341       $2,676,803
                                                                 ====================================================



*Net of foreign taxes of $3,747 and $133,122 for the Franklin Natural  Resources
Fund and the Franklin Small Cap Growth Fund, respectively.



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997


                                                                 Franklin Biotechnology             Franklin
                                                                     Discovery Fund*             Blue Chip Fund
                                                               -----------------------------------------------------
                                                                       Six Months       Six Months      Year Ended
                                                                     Ended 10/31/97     Ended 10/31/97    4/30/97**
                                                               -----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                                    $ (16,664)             $ 37,871       $ 35,615
  Net realized gain from investments and
 foreign currency transactions                                      118,958                62,597         15,018
  Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated
 in foreign currencies                                           (1,641,264)             (253,980)       287,020
                                                               -----------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations                                       (1,538,970)             (153,512)       337,653
 Distributions to shareholders from:
  Net investment income:
   Class I                                                               --                    --        (22,820)

 Capital share transactions (Note 2)
   Class I                                                       42,844,383             3,976,064      5,285,111
                                                               -----------------------------------------------------
      Net increase in net assets                                 41,305,413             3,822,552      5,599,944

Net assets:
 Beginning of period                                                     --             5,599,944             --
                                                               -----------------------------------------------------
 End of period                                                  $41,305,413            $9,422,496     $5,599,944
                                                               =====================================================
Undistributed net investment income (loss) included in net assets:
 End of period                                                    $ (16,664)             $ 50,165       $ 12,294
                                                               =====================================================


*For the period September 15, 1997 (effective date) to October 31, 1997.
**For the period June 3, 1996 (effective date) to April 30, 1997.



                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997

                                                              Franklin                              Franklin
                                                       California Growth Fund                Global Health Care Fund
                                                -------------------------------------------------------------------------
                                                  Six Months          Year Ended        Six Months         Year Ended
                                                Ended 10/31/97          4/30/97       Ended 10/31/97         4/30/97
                                                -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                     $ 1,559,256       $ 1,347,123        $ (573,805)         $ (615,092)
  Net realized gain from investments and
 foreign currency transactions                      20,580,715         5,419,170         6,644,529           9,002,325
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies      56,741,700        (1,845,799)       40,988,350         (33,436,572)
                                                -------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations                          78,881,671         4,920,494        47,059,074         (25,049,339)
 Distributions to shareholders from:
  Net investment income:
   Class I                                          (1,212,378)         (856,516)               --            (288,917)
   Class II                                            (47,438)          (15,424)               --                  --
  Net realized gains:
   Class I                                                (499)       (3,662,883)               --          (3,142,405)
   Class II                                                 --          (130,572)               --             (90,072)
                                                -------------------------------------------------------------------------
 Total distributions to shareholders                (1,260,315)       (4,665,395)               --          (3,521,394)

 Capital share transactions (Note 2)
   Class I                                         184,039,069       200,527,555        (2,053,548)         69,202,314
   Class II                                         38,358,707        25,497,086         7,232,872          11,206,101
                                                -------------------------------------------------------------------------
 Total capital share transactions                  222,397,776       226,024,641         5,179,324          80,408,415
                                                -------------------------------------------------------------------------

      Net increase in net assets                   300,019,132       226,279,740        52,238,398          51,837,682

Net assets:
 Beginning of period                               307,454,506        81,174,766       160,752,072         108,914,390
                                                -------------------------------------------------------------------------
 End of period                                    $607,473,638      $307,454,506      $212,990,470        $160,752,072
                                                =========================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period                                      $ 967,061         $ 667,621        $ (573,805)                $--
                                                =========================================================================



                       See notes to financial statements.




FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997

                                                                   Franklin                           Franklin
                                                             Global Utilities Fund               MidCap Growth Fund
                                                       -------------------------------------------------------------------
                                                         Six Months        Year Ended       Six Months        Year Ended
                                                       Ended 10/31/97        4/30/97      Ended 10/31/97        4/30/97
                                                       -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                          $ 1,953,004       $ 4,919,700          $ (3,613)       $ (22,588)
  Net realized gain from investments
 and foreign currency transactions                       10,683,960        20,104,534           598,955          545,132
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies            9,323,242        (3,808,807)        2,689,967           (3,730)
                                                       -------------------------------------------------------------------
      Net increase in net assets resulting
 from operations                                         21,960,206        21,215,427         3,285,309          518,814
 Distributions to shareholders from:
  Net investment income:
   Class I                                               (2,686,134)       (4,357,887)               --          (26,689)
   Class II                                                (111,960)         (103,773)               --               --
  Net realized gains:
   Class I                                                       --       (13,464,544)               --       (1,366,521)
   Class II                                                      --          (541,655)               --               --
                                                       -------------------------------------------------------------------
 Total distributions to shareholders                     (2,798,094)      (18,467,859)               --       (1,393,210)

 Capital share transactions (Note 2)
   Class I                                               (6,080,667)        4,024,519         4,390,547        6,152,403
   Class II                                               2,154,172         5,766,591                --               --
                                                       -------------------------------------------------------------------
 Total capital share transactions                        (3,926,495)        9,791,110         4,390,547        6,152,403
                                                       -------------------------------------------------------------------

      Net increase in net assets                         15,235,617        12,538,678         7,675,856        5,278,007

Net assets:
 Beginning of period                                    182,490,185       169,951,507        12,852,619        7,574,612
                                                       -------------------------------------------------------------------
 End of period                                         $197,725,802      $182,490,185       $20,528,475      $12,852,619
                                                       -------------------------------------------------------------------
Undistributed net investment income (loss)
 included in net assets:
  End of period                                         $ 1,079,399       $ 1,924,489          $ (3,613)             $--
                                                       -------------------------------------------------------------------



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997

                                                              Franklin                           Franklin
                                                       Natural Resources Fund              Small Cap Growth Fund
                                                  -----------------------------------------------------------------
                                                  Six Months          Year Ended        Six Months       Year Ended
                                                Ended 10/31/97          4/30/97       Ended 10/31/97       4/30/97
                                                  -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                            $ 163,373           $ 201,953       $ 1,336,870         $ 176,656
  Net realized gain from investments and
 foreign currency transactions                     3,695,913              52,954       108,989,308        40,556,983
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies     6,678,224             442,249       333,736,163       (72,391,160)
                                                  -----------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations                        10,537,510             697,156       444,062,341       (31,657,521)
 Distributions to shareholders from:
  Net investment income:
   Class I                                          (249,249)           (151,754)               --        (2,394,320)
   Advisor Class                                      (8,897)                 --                --                --
  Net realized gains:
   Class I                                              (604)           (678,900)               --       (28,319,877)
   Class II                                               --                  --                --        (3,174,405)
                                                  -----------------------------------------------------------------
 Total distributions to shareholders                (258,750)           (830,654)               --       (33,888,602)

 Capital share transactions (Note 2)
   Class I                                         5,885,680          36,733,835     1,118,683,383       681,937,816
   Class II                                               --                  --       262,531,632       130,927,016
   Advisor Class                                     294,233                  --        41,943,320        19,961,079
                                                  -----------------------------------------------------------------
 Total capital share transactions                  6,179,913          36,733,835     1,423,158,335       832,825,911
                                                  -----------------------------------------------------------------

      Net increase in net assets                  16,458,673          36,600,337     1,867,220,676       767,279,788

Net assets:
 Beginning of period                              46,509,205           9,908,868     1,236,293,746       469,013,959
                                                  -----------------------------------------------------------------
 End of period                                   $62,967,878         $46,509,205    $3,103,514,422    $1,236,293,746
                                                  ==================================================================
Undistributed net investment income included
 in net assets:
  End of period                                    $ 100,977           $ 227,995       $ 1,336,870               $--
                                                  ==================================================================



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1997 (unaudited) and the year ended April 30, 1997

                                                                                               Franklin
                                                                                         Strategic Income Fund
                                                                           ----------------------------------------------
                                                                                   Six Months            Year Ended
                                                                                 Ended 10/31/97            4/30/97
                                                                           ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                           $ 2,151,149           $ 1,782,592
  Net realized gain from investments and foreign currency transactions                363,815               632,481
  Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies                          161,839              (329,459)
                                                                           ----------------------------------------------
      Net increase in net assets resulting from operations                          2,676,803             2,085,614
 Distributions to shareholders from:
  Net investment income:
   Class I                                                                         (2,047,716)           (1,770,285)
  Net realized gains:
   Class I                                                                                  --              (519,339)
                                                                           ----------------------------------------------
 Total distributions to shareholders                                               (2,047,716)            (2,289,624)

 Capital share transactions (Note 2)
   Class I                                                                         43,663,334            22,046,373
                                                                           ----------------------------------------------

      Net increase in net assets                                                   44,292,421            21,842,363

Net assets:
 Beginning of period                                                               34,863,899            13,021,536
                                                                           ----------------------------------------------
 End of period                                                                    $79,156,320           $34,863,899
                                                                           ==============================================
Undistributed net investment income included in net assets:
 End of period                                                                      $ 244,617             $ 141,184
                                                                           ==============================================



                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company
Act of 1940 as an open-ended investment company, consisting of nine separate series (the Funds). All Funds are non-diversified except the Franklin Blue Chip
Fund,  the Franklin  MidCap Growth Fund, and the Franklin Small Cap Growth Fund.
The Funds and their investment policies are:

        Capital Growth                            Growth and Income             Total Return
---------------------------------------------------------------------------------------------------------
        Biotechnology Discovery Fund              Strategic Income Fund         Global Utilities Fund
        Blue Chip Fund                            Natural Resources Fund
        California Growth Fund
        Global Health Care Fund
        MidCap Growth Fund
        Small Cap Growth Fund

On July 25, 1997, the Franklin MidCap Securities Fund (a fund of the Trust) ceased operations pursuant to a resolution approved by the Board of Trustees.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Forward Exchange Contracts:

The Strategic Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Securities Sold Short:

The Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distribution:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions  received by the Trust from  securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Offering Costs:

Offering costs are amortized on a straight-line basis over twelve months.

i. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The class of shares offered within each of the Funds are indicated below. The shares have the same rights, except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


                                                                                          Class I, Class II,
Class I                          Class I & Class II          Class I & Advisor Class      & Advisor Class
---------------------------------------------------------------------------------------------------------------------------
Biotechnology Discovery Fund     California Growth Fund      Natural Resources Fund       Small Cap Growth Fund
Blue Chip Fund                   Global Health Care Fund
MidCap Growth Fund               Global Utilities Fund
Strategic Income Fund

At October 31, 1997, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                             Franklin                     Franklin                        Franklin
                                   Biotechnology Discovery Fund        Blue Chip Fund              California Growth Fund
---------------------------------------------------------------------------------------------------------------------------
                                     Shares            Amount        Shares        Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
Class I
Six months ended October 31, 19971
 Shares sold                       1,629,763        $43,362,691     440,785     $5,199,969      10,381,139     $236,914,280
 Shares issued in reinvestment
 of distributions                         --                 --          --             --          51,526        1,095,275
 Shares redeemed                     (19,727)          (518,308)   (102,047)    (1,223,905)     (2,392,342)     (53,970,486)
                                   -----------------------------------------------------------------------------------------
 Net increase                      1,610,036        $42,844,383     338,738     $3,976,064       8,040,323     $184,039,069
                                   =========================================================================================
Year ended April 30, 19972
 Shares sold                                                        612,646     $6,294,403      13,366,627     $262,790,549
 Shares issued in reinvestment of distributions                                      2,160          22,245          210,190
4,152,217
 Shares redeemed                                                    (98,638)    (1,031,537)     (3,404,453)     (66,415,211)
                                                                 -----------------------------------------------------------
 Net increase                                                       516,168     $5,285,111      10,172,364     $200,527,555
                                                                 ===========================================================
Class II
Six months ended October 31, 1997
 Shares sold                                                                                     1,794,206     $ 40,543,836
 Shares issued in reinvestment of distributions                                                                       2,064
43,747
 Shares redeemed                                                                                   (98,805)      (2,228,876)
                                                                                          ----------------------------------
 Net increase                                                                                    1,697,465     $ 38,358,707
                                                                                          ==================================
Year ended April 30, 19973
 Shares sold                                                                                     1,316,359     $ 26,332,041
 Shares issued in reinvestment of distributions                                                                       6,813
135,235
 Shares redeemed                                                                                   (49,082)        (970,190)
                                                                                          -----------------------------------
 Net increase                                                                                    1,274,090     $ 25,497,086
                                                                                          ===================================

1For the Biotechnology Fund, for the period September 15, 1997 (effective date) to October 31, 1997.

2For the Blue Chip Fund, for the period June 3, 1996  (effective  date) to April
30, 1997.

3For the California Growth Fund, for the period September 3, 1996 (effective date) to April 30, 1997.




2. CAPITAL STOCK (cont.)

                                             Franklin                     Franklin                        Franklin
                                      Global Health Care Fund       Global Utilities Fund            MidCap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
                                     Shares            Amount        Shares        Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
Class I
Six months ended October 31, 1997
 Shares sold                       3,759,798       $ 74,729,960   1,605,435    $25,676,571         444,795       $7,035,374
 Shares issued in reinvestment
 of distributions                         --                 --     138,049      2,190,837              --               --
 Shares redeemed                  (3,859,534)       (76,783,508) (2,130,695)   (33,948,075)       (168,062)      (2,644,827)
                                   -----------------------------------------------------------------------------------------
 Net increase (decrease)             (99,736)      $ (2,053,548)   (387,211)  $ (6,080,667)        276,733       $4,390,547
                                   =========================================================================================
Year ended April 30, 1997
 Shares sold                       9,894,341       $179,514,277   2,133,940    $31,224,215         436,500       $6,261,329
 Shares issued in reinvestment
 of distributions                    173,822          3,042,776   1,052,925     14,710,262          99,179        1,337,419
 Shares redeemed                  (6,350,088)      (113,354,739) (2,859,257)   (41,909,958)       (104,275)      (1,446,345)
                                   -----------------------------------------------------------------------------------------
 Net increase                      3,718,075       $ 69,202,314     327,608    $ 4,024,519         431,404       $6,152,403
                                   =========================================================================================
Class II
Six months ended October 31, 1997
 Shares sold                         450,792         $9,052,521     185,463     $2,950,651
 Shares issued in reinvestment
 of distributions                         --                 --       5,813         91,896
 Shares redeemed                     (91,119)        (1,819,649)    (56,287)      (888,375)
                                 -----------------------------------------------------------
 Net increase                        359,673         $7,232,872     134,989     $2,154,172
                                 ===========================================================
Year ended April 30, 19974
 Shares sold                         642,015       $ 11,438,930     476,121    $ 6,947,138
 Shares issued in reinvestment
 of distributions                      4,570             79,609      38,768        539,298
 Shares redeemed                     (18,004)          (312,438)   (117,318)    (1,719,845)
                                 -----------------------------------------------------------
 Net increase                        628,581       $ 11,206,101     397,571    $ 5,766,591
                                 ===========================================================

4For the Global Health Care Fund, for the period September 3, 1996 (effective date) to April 30, 1997.


2. CAPITAL STOCK (cont.)

                                             Franklin                     Franklin                        Franklin
                                      Natural Resources Fund        Small Cap Growth Fund           Strategic Income Fund
---------------------------------------------------------------------------------------------------------------------------
                                     Shares            Amount        Shares        Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
Class I
Six months ended October 31, 1997
 Shares sold                       1,684,865        $27,628,410   63,058,394    $1,503,113,511     4,348,326    $48,653,530
 Shares issued in reinvestment
 of distributions                     15,083            227,563           --                --       119,549      1,328,473
 Shares redeemed                  (1,343,429)       (21,970,293) (16,278,950)     (384,430,128)     (566,673)    (6,318,669)
                             ------------------------------------------------------------------------------------------------
 Net increase                        356,519        $ 5,885,680   46,779,444    $1,118,683,383     3,901,202    $43,663,334
                             ================================================================================================
Year ended April 30, 1997
 Shares sold                       4,011,712        $57,583,589   53,625,870    $1,076,021,349     2,512,297    $27,651,501
 Shares issued in reinvestment
 of distributions                     53,467            756,742    1,361,841        27,277,285       157,746      1,730,372
 Shares redeemed                  (1,593,404)       (22,755,471) (21,003,120)     (421,360,818)     (668,531)    (7,335,500)
                              -----------------------------------------------------------------------------------------------
Net increase                       2,471,775        $35,584,860   33,984,591     $ 681,937,816     2,001,512    $22,046,373
                              ===============================================================================================
Class II
Six months ended October 31, 1997
 Shares sold                                                      11,867,216     $ 280,719,560
 Shares redeemed                                                    (765,987)      (18,187,928)
                                                                 -------------------------------
 Net increase                                                     11,101,229     $ 262,531,632
                                                                 ===============================
Year ended April 30, 1997
 Shares sold                                                       7,092,087     $ 141,500,263
 Shares issued in reinvestment of distributions                      141,513         2,814,592
 Shares redeemed                                                    (674,976)      (13,387,839)
                                                                 -------------------------------
 Net increase                                                      6,558,624     $ 130,927,016
                                                                 ===============================
Advisor Class
Six months ended October 31, 1997
 Shares sold                         242,557        $ 3,830,825    1,975,951      $ 46,666,321
 Shares issued in reinvestment
  of distributions                       590              8,897           --                --
 Shares redeemed                    (219,882)        (3,545,489)    (190,364)       (4,723,001)
                                   ------------------------------------------------------------
 Net increase                         23,265          $ 294,233    1,785,587      $ 41,943,320
                                   ============================================================
Year ended April 30, 19975
 Shares sold                         147,426        $ 2,125,208    1,065,131      $ 22,124,188
 Shares redeemed                     (67,630)          (976,233)     (75,501)       (2,163,109)
                                   ------------------------------------------------------------
 Net increase                         79,796        $ 1,148,975      989,630      $ 19,961,079
                                   ============================================================


5For the Natural  Resources  Fund and the Small Cap Growth Fund,  for the period
January 2, 1997 (effective date) to April 30, 1997.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Blue Chip Fund and the MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      Annualized
       Fee Rate    Average Daily Net Assets
--------------------------------------------------------------------------------
        0.625%     First $100 million
        0.500%     Over $100 million, up to and including $250 million
        0.450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate   Average Daily Net Assets
--------------------------------------------------------------------------------
         0.750%    First $500 million
         0.625%    Over $500 million, up to and including $1 billion
         0.500%    Over $1 billion

The MidCap Growth Fund pays an investment management fee to Advisers of 0.650% per year of the average daily net assets of the Fund.

The Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

       Annualized
         Fee Rate  Average Daily Net Assets
-------------------------------------------------------------------------------
         0.150%    First $200 million
         0.135%    Over $200 million, up to and including $700 million
         0.100%    Over $700 million, up to and including $1.2 billion
         0.075%    Over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (Investment Counsel) provides subadvisory services to the Strategic Income Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Biotechnology Discovery Fund, the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund, as noted in the Statements of Operations.


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds reimburse Distributors annually based on their average daily net assets for the costs incurred in marketing the Funds' shares as follows:

                                                                      CALIFORNIA GROWTH FUND
                                        BIOTECHNOLOGY DISCOVERY FUND  GLOBAL HEALTH CARE FUND
                                             MIDCAP GROWTH FUND        GLOBAL UTILITIES FUND
                   STRATEGIC INCOME FUND   NATURAL RESOURCES FUND      SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------
Class I                   0.25%                       0.35%                   0.25%
Class II                    --                          --                    1.00%


Distributors received (paid) net commission on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:


                                             FRANKLIN         FRANKLIN          FRANKLIN        FRANKLIN          FRANKLIN
                                           BIOTECHNOLOGY        BLUE           CALIFORNIA     GLOBAL HEALTH        GLOBAL
                                          DISCOVERY FUND      CHIP FUND        GROWTH FUND      CARE FUND      UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------
Net commissions received (paid)             $162,954          $11,425         $(269,623)        $(15,609)        $(10,985)
Contingent deferred sales charges                $--              $--           $ 8,314              $--          $ 2,584


                                                          FRANKLIN          FRANKLIN         FRANKLIN          FRANKLIN
                                                           MIDCAP       NATURAL RESOURCES    SMALL CAP         STRATEGIC
                                                         GROWTH FUND          FUND          GROWTH FUND       INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
Net commissions received (paid)                           $11,004          $32,837        $(2,335,229)         $18,070
Contingent deferred sales charges                             $--              $--           $ 47,271              $--


The Funds paid transfer agent fees of $2,305,227, of which $1,942,392 was paid to Investor Services.

At October 31, 1997, Franklin Resources, Inc. owned 8% of the Biotechnology Discovery Fund, 24% of the Blue Chip Fund, 49% of the MidCap Growth Fund, and 10% of the Strategic Income Fund.


4.  INCOME TAXES

At April 30, 1997, the Natural Resources Fund has deferred capital losses occurring subsequent to October 31, 1996 of $394,033. For tax purposes, such losses will be reflected in the year ending April 30, 1998.

At October 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                  FRANKLIN          FRANKLIN          FRANKLIN         FRANKLIN          FRANKLIN
                                                BIOTECHNOLOGY         BLUE           CALIFORNIA      GLOBAL HEALTH        GLOBAL
                                                DISCOVERY FUND      CHIP FUND        GROWTH FUND       CARE FUND      UTILITIES FUND
                                                  ----------------------------------------------------------------------------------
Investments at cost                              $39,918,081       $9,181,886       $542,428,994      $182,199,006     $172,716,287
                                                  ==================================================================================
Unrealized appreciation                          $ 1,080,056        $ 811,172       $ 82,669,456      $ 38,518,024     $ 35,650,561
Unrealized depreciation                           (2,721,320)        (779,101)       (16,516,580)      (13,319,024)     (11,343,638)
                                                  ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       $(1,641,264)        $ 32,071       $ 66,152,876      $ 25,199,000     $ 24,306,923
                                                  ==================================================================================



4.  INCOME TAXES (cont.)


                                                 FRANKLIN          FRANKLIN         FRANKLIN          FRANKLIN
                                                  MIDCAP       NATURAL RESOURCES    SMALL CAP         STRATEGIC
                                                GROWTH FUND          FUND          GROWTH FUND       INCOME FUND
                                                ----------------------------------------------------------------
Investments at cost                             $16,478,272     $54,712,655      $2,821,686,479    $77,520,858
                                                ================================================================
Unrealized appreciation                         $ 4,343,867     $11,170,995       $ 439,790,686    $ 1,942,942
Unrealized depreciation                            (462,097)     (2,868,527)       (122,868,804)    (1,621,010)
                                                ----------------------------------------------------------------
Net unrealized appreciation                     $ 3,881,770     $ 8,302,468       $ 316,921,882      $ 321,932
                                                ================================================================


Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized  capital  gains differ for  financial  statements  and tax purposes
primarily  due  to  differing   treatment  of  wash  sales,   foreign   currency
transactions, and passive foreign investment company shares.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1997 were as follows:


                                    FRANKLIN          FRANKLIN         FRANKLIN          FRANKLIN         FRANKLIN
                                  BIOTECHNOLOGY         BLUE          CALIFORNIA       GLOBAL HEALTH       GLOBAL
                                 DISCOVERY FUND*      CHIP FUND       GROWTH FUND        CARE FUND     UTILITIES FUND
                              -------------------------------------------------------------------------------------------
Purchases                         $37,194,236      $4,271,060         $288,442,975     $88,403,374      $56,188,892
Sales                             $ 2,799,859      $1,153,118         $101,890,618     $86,111,058      $57,161,214


                                                   Franklin          Franklin         Franklin          Franklin
                                                    MidCap       Natural Resources    Small Cap         Strategic
                                                  Growth Fund          Fund          Growth Fund       Income Fund
                                             -------------------------------------------------------------------------
Purchases                                         $8,357,750        $32,837        $1,700,631,793      $57,690,829
Sales                                             $3,910,958            $--         $ 496,588,381      $18,098,222


*For the period September 15, 1997 (effective date) to October 31, 1997.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Strategic Income Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At October 31, 1997, the Strategic Income Fund has outstanding forward exchange contracts for the sale of a currency as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                                                                           Unrealized
Contracts to Sell (Foreign exchange currency)          In Exchange for         Settlement Date             Gain (loss)
 517,000    Australian Dollar                        U.S. $ 375,364              11/26/97              U.S.  $11,593
 431,000    Australian Dollar                               313,563              11/26/97                     10,303
                                                            -------                                           ------
                                                     U.S. $ 688,927                                           21,896
                                                            ======                                            ======
Contracts to Buy (Foreign exchange currency)
1,800,000   Deutschemark                             U.S.$1,024,063              11/06/97                     20,403
 900,000    Deutschemark                                    512,660              11/10/97                      9,703
 900,000    Deutschemark                                    521,029              11/10/97                      1,334
 900,000    Deutschemark                                    521,800              11/26/97                      1,085
                                                            -------                                           -------
                                                     U.S.$2,579,552                                           32,525
                                                            =======                                           -------
Unrealized gain on forward foreign currency contracts                                                         54,421
                                                                                                              -------
Contracts to Sell (Foreign exchange currency)
 323,000    Australian Dollar                        U.S. $ 223,947              12/02/97                     (3,355)
1,800,000   Deutschemark                                  1,016,949              11/06/97                    (27,517)
 900,000    Deutschemark                                    512,528              11/07/97                     (9,737)
 900,000    Deutschemark                                    513,113              11/10/97                     (9,250)
 900,000    Deutschemark                                    513,113              11/10/97                     (9,250)
 900,000    Deutschemark                                    508,245              11/26/97                    (14,640)
50,000,000  Japanese Yen                                    413,976              11/26/97                     (3,011)
 187,000    New Zealand Dollar                              115,444              12/15/97                       (667)
                                                            -------                                           -------
                                                     U.S.$3,817,315                                          (77,427)
                                                            =======                                           -------
Contracts to Buy (Foreign exchange currency)
 517,000    Australian Dollar                        U.S. $ 375,763              11/26/97                    (11,992)
 431,000    Australian Dollar                               309,286              11/26/97                     (6,025)
 900,000    Deutschemark                                    523,016              11/07/97                       (751)
                                                            -------                                           -------
                                                     U.S.$1,208,065                                          (18,768)
                                                            =======                                           -------
Unrealized loss on forward foreign currency contracts                                                        (96,195)
                                                                                                              -------
Net unrealized loss on forward foreign currency contracts                                             U.S.  $(41,774)
                                                                                                              =======


7. CREDIT RISK AND DEFAULTED SECURITIES

The Strategic Income Fund has 52.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 1997, the Fund held defaulted securities issued with a value aggregating $100,500 representing 0.13% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


7. CREDIT RISK AND DEFAULTED SECURITIES (cont.)

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Strategic Income Fund has investments in excess of 10% of its total net assets in Emerging Market Bonds and Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at October 31, 1997 were as follows:


                                                                        Acquisition
 Shares    Issuer                                                          Date                Cost            Value
---------------------------------------------------------------------------------------------------------------------------
Franklin   California Growth Fund
     48    Lynx Therapeutics, Inc.                                        10/19/92             $ 326             $--
243,333    Pacific Retail Trust                                       8/30/96 - 4/30/97    2,766,772       2,919,996
                                                                                                           ---------
           Total Restricted Securities (.48% of Net Assets)                                               $2,919,996
                                                                                                           =========
Franklin Global Utilities Fund
35,000     CMS Energy Corp., cvt. pfd. (.95% of Net Assets)                6/18/97        $1,750,000      $1,878,692
                                                                                                           =========


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 1997 were as shown below. For the period ended October 31, 1997, dividends and interest income from "affiliated companies" were $16,124 and net realized gains from disposition of "affiliated companies" were $96,711.


                                  Number of Shares                             Number of Shares
                                       Held At           Gross        Gross         Held At        Value At      Dividend
Name of Issuer                   Beginning of Period   Additions   Reductions    End of Period   End of Period    Income
---------------------------------------------------------------------------------------------------------------------------
California Growth Fund:
Cohr, Inc.                                   --        425,000         --          425,000       $ 4,462,500         --
                                                                                   ====================================
Franklin Global Health Care Fund:
CIMA Labs, Inc.                         575,000         50,000         --          625,000         3,710,938         --
Cohr, Inc.                                   --        405,500         --          405,500         4,257,750         --
Penederm, Inc.                          410,000        114,000         --          524,000         6,812,000         --
                                                                                   ------------------------------------
Total Affiliated Issuers                                                                        $ 14,780,688         --
                                                                                   ====================================


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                    Number of Shares                              Number of Shares
                                         Held At            Gross        Gross         Held At        Value At    Dividend
Name of Issuer                     Beginning of Period    Additions   Reductions    End of Period   End of Period  Income
----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund:
Activison, Inc.                              --          1,344,400         --         1,344,400    $ 19,661,850         $--
Advanced Health Corp.                        --          1,259,300         --         1,259,300      22,195,163          --
Affiliated Computer Services, Inc.                         430,600  1,192,800                --       1,623,400  40,787,925
--
Arch Communications Group, Inc.              --          2,000,000         --         2,000,000      15,250,000          --
Atlantic Coast Airlines, Inc.           280,500            448,000     28,500           700,000      14,787,500          --
Cannondale Corp.                        509,300            199,100         --           708,400      15,673,350          --
Catalytica, Inc.                             --          1,340,033         --         1,340,033      16,750,413          --
Clarifying, Inc.                             --          1,297,200         --         1,297,200      16,863,600          --
Coherent, Inc.                          360,000            466,700         --           826,700      32,241,300          --
Consolidated Cigar Holdings, Inc.                          574,000    215,600                --         789,600  30,991,800
--
DepoTech Corp.                          537,800            457,900         --           995,700      13,815,338          --
Gibraltar Steel Corp.                   663,800            349,000         --         1,012,800      23,927,400          --
Harmonic Lightwaves, Inc.                    --            961,500         --           961,500      12,018,750          --
Healthcare Recoveries, Inc.                  --            598,700         --           598,700      11,075,950          --
Inhale Therapeutic Systems              399,200            411,800         --           811,000      22,099,750          --
Innkeepers USA Trust                         --          1,946,500         --         1,946,500      32,482,219          --
Integrated Systems, Inc.                611,300          1,480,000         --         2,091,300      36,859,163          --
JLG Industries, Inc.                    678,600          1,391,000         --         2,662,700      33,783,006      16,124
K2, Inc.                               405,000             455,500         --           860,500      21,781,406          --
Labor Ready, Inc.                       432,250            357,600         --           789,850      28,533,331          --
Marquee Group, Inc.                          --          1,327,500         --         1,327,500       6,720,469          --
Mesa Air Group, Inc.                         --          1,650,000         --         1,650,000       8,868,750          --
Omtool, Ltd.                                 --            984,600         --           984,600      12,430,575          --
Penederm, Inc.                          531,200                 --         --           531,200       6,905,600          --
Primus Telecommunications Group, Inc.   513,300            400,000         --           913,300      10,845,438          --
RockShox, Inc.                          435,500            530,300         --           965,800       8,692,200          --
Rural Cellular Corp., Class A           528,000            172,800         --           700,800       8,409,600          --
Serologicals Corp.                      738,900            542,900         --         1,281,800      29,481,400          --
Software Artistry, Inc.                 100,000            611,500         --           711,500      10,850,375          --
SOS Staffing Services, Inc.                  --            672,400         --           672,400      13,868,250          --
Spectralink Corp.                     1,050,000                 --         --         1,050,000       3,806,250          --
Transition Systems, Inc.                975,000                 --     65,800           909,200      18,411,300          --
Transcrypt International, Inc.               --            902,400         --           902,400      19,852,800          --
Trident Microsystems, Inc.                   --          1,198,900         --         1,198,900      15,136,113          --
Trusted Information Systems, Inc.            --          1,236,700    115,000         1,121,700      10,515,938          --
Vantive Corp.                                --          1,251,100         --         1,251,100      31,590,275          --
West Marine, Inc.                            --          1,374,800         --         1,374,800      28,870,800          --
Western Wireless Corp., Class A       1,094,800            700,000    310,000         1,484,000      26,540,800          --
XcelleNet, Inc.                          75,000            705,100         --           780,100       8,483,588          --
                                                                                                  -------------------------
Total Affiliated Issuers                                                                           $741,859,735     $16,124
                                                                                                  =========================


10. LENDING OF PORTFOLIO SECURITIES

The Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $464,330 for the period ended October 31, 1997. The value of the loaned securities was $48,424,300 at October 31, 1997.









Franklin Strategic Series Semi-Annual Report October 31, 1997.

APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio breakdown of the Franklin California Growth Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

Technology Services                                     19.7%
Electronic Technology                                   10.0%
Finance                                                  6.7%
Retail                                                   6.6%
Energy/Minerals                                          6.4%
Real Estate                                              5.1%
Health Technology                                        3.9%
Semiconductors                                           3.9%
Other                                                   24.1%
Cash & Equivalents                                      13.6%


GRAPHIC MATERIAL (2)

This chart shows in pie format the geographic distribution of the Franklin Global Utilities Fund on October 31, 1997, based on total net assets.

Geographic Distribution on October 31, 1997

United States                                           60.0%
Continental Europe                                      14.6%
Latin America                                            9.6%
Asia                                                     9.1%
United Kingdom                                           2.5%
Cash & Equivalents                                       4.2%


GRAPHIC MATERIAL (3)

This graph shows in bar format the six-month total return of the Franklin Small Cap Growth Fund (31.28%) compared with the six-month total return of the S&P 500 Stock Index (15.15%) and the Dow Jones Industrial Average (7.16%) for the period ended October 31, 1997.


GRAPHIC MATERIAL (4)

This graph shows in bar format the portfolio breakdown of the Franklin Small Cap Growth Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

Technology Services                                     15.8%
Electronic Technology                                    8.1%
Energy                                                   7.3%
Semiconductors and Equipment                             6.0%
Utilities and Communication                              6.0%
Health Services                                          5.0%
Commercial Services                                      4.3%
Health Technology                                        4.3%
Finance                                                  4.1%
Real Estate                                              3.9%
Other                                                   23.5%
Cash & Equivalents                                      11.7%


GRAPHIC MATERIAL (5)

This graph shows in bar format the six-month total return of the Franklin Natural Resources Fund (22.00%) compared with the six-month total return of the S&P 500 Stock Index (15.15%).


GRAPHIC MATERIAL (6)

This chart shows in pie format the portfolio breakdown of the Franklin Natural Resources Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

Energy                                                  56.9%
Chemicals                                                9.8%
Gold & Precious Metals                                   8.2%
Iron/Steel                                               5.9%
Base Metals                                              4.9%
REITs                                                    3.4%
Forest Products and Paper                                3.2%
Service/Related Industries                               1.9%
Cash & Equivalents                                       5.8%


GRAPHIC MATERIAL (7)

This chart shows in bar format the geographic distribution of the Franklin Natural Resources Fund on October 31, 1997, based on total net assets.

Geographic Distribution on October 31, 1997

United States                                           78.5%
Canada                                                  12.7%
Europe                                                   1.6%
Australia                                                1.3%
South America                                            0.1%
Cash & Equivalents                                       5.8%


GRAPHIC MATERIAL (8)

This chart shows in pie format the geographic distribution of the Franklin Blue Chip Fund on October 31, 1997, based on total net assets.

Geographic Distribution on October 31, 1997

United States                                           34.2%
Europe                                                  21.7%
Japan                                                   13.1%
Pacific Rim (excluding Japan)                            8.3%
Latin America                                            3.0%
Other                                                    2.7%
Cash & Equivalents                                      17.0%


GRAPHIC MATERIAL (9)

This chart shows in bar format the portfolio breakdown of the Franklin Blue Chip Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

Financial Services                                      14.2%
Consumer Staples                                        10.6%
Healthcare                                               9.9%
Utilities and Telecommunications                         9.4%
Technology                                               9.3%
Industrial Cyclicals                                     9.1%
Services                                                 8.9%
Energy                                                   5.0%
Consumer Durables                                        4.7%
Retail                                                   1.9%
Cash & Equivalents                                      17.0%


GRAPHIC MATERIAL (10)

This chart shows in bar format the portfolio breakdown of the Franklin MidCap Growth Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

Consumer Services                                       10.6%
Industrial Services                                      9.6%
Financials                                               8.4%
Consumer Durables                                        7.1%
Retail                                                   6.5%
Semiconductors                                           6.2%
Transportation                                           5.9%
Technology Services                                      5.9%
Electronic Technology                                    5.2%
Commercial Services                                      4.8%
Other                                                   19.9%
Cash & Equivalents                                       9.9%


GRAPHIC MATERIAL (11)

This chart shows in bar format the geographic distribution of the Franklin Global Health Care Fund on October 31, 1997, based on total net assets.

Geographic Distribution on October 31, 1997

United States                                           78.1%
Israel                                                   6.2%
Switzerland                                              4.1%
Mexico                                                   0.8%
Indonesia                                                0.5%
Australia                                                0.3%
United Kingdom                                           0.3%
Cash & Equivalents                                       9.7%


GRAPHIC MATERIAL (12)

This chart shows in bar format the portfolio sector breakdown of the Franklin Global Health Care Fund on October 31, 1997, based on total net assets.

Portfolio Secotr Breakdown on October 31, 1997

Specialty Pharmaceuticals                               20.5%
Medical Technology and Supplies                         16.5%
Biotechnology                                           12.9%
Software and Information Systems                         8.4%
Miscellaneous                                            7.5%
Alternate Site Providers                                 6.6%
Pharmaceuticals                                          4.1%
Nursing Homes                                            4.1%
Physician Practice Management                            4.1%
Wholesalers/Distributors                                 1.9%
Managed Care and HMOs                                    1.9%
Hospitals                                                1.8%
Cash & Equivalents                                       9.7%


GRAPHIC MATERIAL (13)

This chart shows in pie format the portfolio industry breakdown of the Franklin Biotechnology Discovery Fund on October 31, 1997, based on total net assets.

Portfolio Industry Breakdown on October 31, 1997

Drugs                                                   36.7%
Biomedical                                              23.3%
Delivery Systems                                         8.1%
Therapeutics                                             7.3%
Diagnostics                                              4.4%
Cash & Equivalents                                      20.2%


GRAPHIC MATERIAL (14)

This chart shows in bar format the portfolio breakdown of the Franklin Strategic Income Fund on October 31, 1997, based on total net assets.

Portfolio Breakdown on October 31, 1997

High Yield Corporate Bonds                              26.2%
International Bonds                                     18.8%
Emerging Markets Bonds                                  17.2%
Convertible Securities                                   9.2%
U.S. Government Bonds                                    6.9%
Mortgage Securities                                      6.4%
Preferred Stock (Non-Convertible)                        1.2%
Cash & Equivalents                                      14.1%